UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Christopher J. Towle

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Stephen J. Kneeley

President & Trustee

Robert M. Kurinsky

Vice President & Treasurer

Janet L. McWilliams

Chief Legal Officer &

Assistant Vice President

Michael R. Shoemaker

Chief Compliance Officer,

Anti-Money Laundering

Compliance Officer &

Assistant Vice President

William H. Wallace, III

Secretary

Christina E.H. Jacobs

Assistant Secretary

Christine V. Mason

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator

The Bank of New York Mellon

4400 Computer Drive

Westborough, MA 01581

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2018

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Frontier Emerging Markets Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus Small Cap Growth Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds’ prospectus.

Annual Report to Shareholders

December 31, 2018

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgment, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Frontier Emerging Markets Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus Small Cap Growth Fund

Table of Contents

Portfolio Manager Letter, Performance Overview and Schedule of Investments:
Driehaus Emerging Markets Growth Fund	1
Driehaus Emerging Markets Small Cap Growth Fund	8
Driehaus Frontier Emerging Markets Fund	15
Driehaus International Small Cap Growth Fund	21
Driehaus Micro Cap Growth Fund	28
Driehaus Small Cap Growth Fund	35

Statements of Assets and Liabilities	42

Statements of Operations	44

Statements of Changes in Net Assets	46

Financial Highlights	49

Notes to Financial Statements	57

Report of Independent Registered Public Accounting Firm	71

Interested and Independent Trustees of the Trust	73

Officers of the Trust	74

Fund Expense Examples	75

Shareholder Information	78

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement and Review of an Amendment to the Investment Advisory Agreement for Driehaus Emerging Markets Small Cap Growth Fund	79

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) Investor class (DREGX) returned -16.26% and the Institutional class (DIEMX) returned -16.08% for the year ended December 31, 2018. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), returned -14.57% for the year, while the MSCI Emerging Markets Growth Index returned -18.26%.

Global markets suffered rising volatility that seemed to trigger a sharp sell-off in the final quarter of 2018. We believe risk sentiment was dampened by several issues including: a slowdown in global growth, high corporate leverage in the US, the US Federal Reserve continuing to tighten, and the ongoing trade war with China. The US government shutdown was an unwelcome, but fitting, finale to close out the year. While the fourth quarter of 2018 was negative across the board for global equities, the one silver lining for emerging markets investors was a rebound in performance relative to developed markets.

Over the course of 2018, security selection within the consumer discretionary and health care sectors contributed to the Fund’s returns versus the Benchmark. From a country perspective, holdings in Saudi Arabia and Indonesia made key contributions to performance versus the Benchmark in the past year.

Lojas Renner S.A. (Ticker: LREN3-BR) made a notable contribution to the Fund’s relative and absolute returns for the year. The Brazil-based company is engaged in the retail apparel industry. Management continues to execute on their growth strategy, consistently outperforming the apparel market and delivering stable earnings. Overall, the company continues to develop structural competitive edges, such as building digital omnichannel experiences and growing e-commerce, which has resulted in market share gains in an improving macro environment.

Tata Consultancy Services Limited (Ticker: 2318 HK) was also a significant contributor to the Fund’s return. The India-based consulting company focuses on IT services and business solutions. Strong performance that exceeded investor expectations led to a solid 2018 for the company. Growth momentum, stemming from an uptick in deal pipeline for the US banking and financial services segment that had previously been lagging, drove much of the performance.

During 2018, stock selection within the industrials and communication services sectors detracted from the Fund’s returns versus the Benchmark. At the country level, holdings in Taiwan and China detracted from Fund performance versus the Benchmark.

Fund holding Tencent Holdings Ltd. (Ticker: 700-HK) was a notable detractor from returns. The China-based company provides online advertising services through a variety of internet and mobile platforms. The stock underperformed in 2018 as growth was impacted by a freeze on new game approvals. Despite the recent underperformance, the Fund added to its position in the stock during the sell-off as we believe that the company’s long-term growth potential remains unchanged by current short term set-backs.

Another significant detractor from the Fund’s return for the year was Sberbank Russia OJSC (Ticker: SBER-RU). The Russia-based company provides commercial banking and financial services. Escalated US sanctions in April saw the company’s stock tumble in concert with the broader Russian market. We still perceive the company to have solid fundamentals and results, although external volatility of the market has weighed on the company’s shares.

After a pronounced relative derating in the first three quarters of the year, we were pleased to see emerging equities regain some momentum heading into 2019. We continue to believe that the relative case for emerging markets versus developed economies looks increasingly attractive as emerging market equities have cheapened considerably on a historical basis. Furthermore, recent pressure on the Federal Open Market Committee to pause its rate hiking cycle may have capped US dollar appreciation and subsequently alleviated some of the financial stresses that plagued emerging markets in 2018.

We see China remaining as the most critical variable for emerging markets in the upcoming year. Domestically, China appeared determined to deleverage its economy in 2018, and these efforts (plus emerging concerns on the trade war) stressed the economy and consumer. Recently, it appears that the pendulum may be starting to swing back in the other direction as the government has reiterated its support for the private sector, announced selective stimulus measures, and eased up on certain regulations in areas such as property. While we suspect volatility will remain elevated versus the past decade, we nonetheless anticipate a more constructive backdrop for emerging market assets in 2019, given the potential easing of financial conditions. Importantly, the slope and breadth of earnings revisions across emerging markets trended negatively for nearly all of 2018, and we believe that this has subsequently created a relatively constructive starting point for positive earnings inflections to evolve over the course of 2019. Given our core belief that positive earnings/growth changes drive stock prices, we enter 2019 with an optimistic view of our opportunity set within emerging markets.

We thank you for investing alongside us in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude for your continued confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver	Rich Thies
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/18	1 Year	3 Years	5 Years	10 Years
Driehaus Emerging Markets Growth Fund Investor Class (DREGX)	–16.26%	8.11%	1.24%	9.48%
Driehaus Emerging Markets Growth Fund Institutional Class (DIEMX)[1]	–16.08%	8.21%	1.29%	9.51%
MSCI Emerging Markets Index-N2	–14.57%	9.25%	1.65%	8.02%
MSCI Emerging Markets Growth Index-N3	–18.26%	8.89%	2.67%	8.97%

[1]	The returns for the periods prior to July 17, 2017 (institutional share class inception date) include the performance of the investor share class.

[2]

The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Growth Index-Net (MSCI Emerging Markets Growth Index-N) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 92.6%

FAR EAST — 62.7%
China — 26.2%
AIA Group, Ltd.	3,255,794	$27,025,938
Aier Eye Hospital Group Co., Ltd. — A	3,188,822	12,215,217
Alibaba Group Holding, Ltd. — SP ADR**	381,382	52,276,031
China Construction Bank Corp. — H	27,897,625	23,014,961
China Resources Beer Holdings Co., Ltd.	2,338,476	8,167,718
China Shenhua Energy Co., Ltd. — H	5,107,525	11,192,788
CNOOC, Ltd.	13,683,257	21,143,913
Foshan Haitian Flavouring & Food Co., Ltd. — A	521,726	5,228,127
Galaxy Entertainment Group, Ltd.	1,633,447	10,388,310
Huazhu Group Ltd. — ADR	265,737	7,608,050
Industrial & Commercial Bank of China, Ltd. — H	21,832,621	15,585,767
Noah Holdings, Ltd. — SP ADR**	189,390	8,204,375
Ping An Insurance Group Co. of China, Ltd. — H	4,346,503	38,383,332
Shenzhou International Group Holdings, Ltd.	870,835	9,869,945
Sunac China Holdings, Ltd.	3,968,451	12,923,249
TAL Education Group — ADR**	707,192	18,867,883
Techtronic Industries Co., Ltd.	1,505,389	7,997,469
Tencent Holdings, Ltd.	2,116,689	84,878,404
Zhejiang Supor Co., Ltd. — A	455,400	3,482,311

		378,453,788

India — 13.7%
Apollo Hospitals Enterprise, Ltd.	528,811	9,530,944
Bandhan Bank, Ltd.[1]	340,278	2,681,429
Biocon, Ltd.	702,470	6,329,424
Dabur India, Ltd.	921,174	5,682,211
HDFC Bank, Ltd. — ADR	442,223	45,809,881
ICICI Bank, Ltd. — SP ADR	3,269,937	33,647,652
ITC, Ltd.	2,147,813	8,664,779
Larsen & Toubro, Ltd.	700,196	14,417,628
Maruti Suzuki India, Ltd.	79,005	8,448,211
Nestle India, Ltd.	62,242	9,882,450

	Number of Shares	Value (Note A)
Petronet LNG, Ltd.	3,564,911	$11,445,603
Reliance Industries, Ltd.	1,037,744	16,666,482
Tata Consultancy Services, Ltd.	922,865	25,023,700

		198,230,394

South Korea — 8.1%
Douzone Bizon Co., Ltd.	113,734	5,290,191
KB Financial Group, Inc.	414,110	17,257,676
Macquarie Korea Infrastructure Fund[2]	772,950	6,435,477
Orion Corp.	85,043	9,146,048
S-Oil Corp.	67,374	5,899,301
Samsung Electro-Mechanics Co., Ltd.	90,342	8,379,994
Samsung Electronics Co., Ltd.	1,356,959	47,064,271
Samsung SDI Co., Ltd.	52,727	10,348,820
SK Hynix, Inc.	127,744	6,926,431

		116,748,209

Taiwan — 5.5%
Cathay Financial Holding Co., Ltd.	6,523,331	9,974,837
Formosa Plastics Corp.	2,890,424	9,497,766
Hiwin Technologies Corp.	1,132,340	8,141,560
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,423,848	52,554,230

		80,168,393

Indonesia — 4.3%
PT Bank Central Asia Tbk	14,727,066	26,627,519
PT Bank Mandiri Persero Tbk	37,176,101	19,066,324
PT Telekomunikasi Indonesia Persero Tbk	62,296,572	16,245,629

		61,939,472

Thailand — 3.3%
Bangkok Dusit Medical Services PCL — NVDR	18,713,904	14,253,834
CP ALL PCL — NVDR	8,097,671	17,098,123
Kasikornbank PCL — NVDR	3,036,835	17,254,744

		48,606,701

Philippines — 1.6%
BDO Unibank, Inc.	5,804,884	14,439,076
SM Prime Holdings, Inc.	12,836,382	8,739,041

		23,178,117

Total FAR EAST		907,325,074

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)

SOUTH AMERICA — 10.7%
Brazil — 8.7%
B3 SA — Brasil Bolsa Balcao	2,350,470	$16,259,073
BK Brasil Operacao e Assessoria a Restaurantes SA	1,763,891	9,411,666
Estacio Participacoes SA	747,275	4,581,114
Itau Unibanco Holding SA — SP PREF ADR	2,659,849	24,311,020
Linx SA	864,951	7,275,341
Lojas Renner SA	1,449,411	15,856,293
Petroleo Brasileiro SA — SP ADR	1,015,287	13,208,884
Rumo SA**	1,707,354	7,488,878
Transmissora Alianca de Energia Eletrica SA	2,713,453	16,522,606
Vale SA — SP ADR	824,367	10,873,401

		125,788,276

Argentina — 1.2%
Grupo Financiero Galicia SA — ADR	276,795	7,631,238
MercadoLibre, Inc.	30,251	8,859,005

		16,490,243

Peru — 0.8%
Credicorp, Ltd.	53,831	11,932,717

Total SOUTH AMERICA		154,211,236

EUROPE — 9.3%
Russia — 5.2%
Alrosa PJSC	2,520,961	3,568,241
Lukoil PJSC — SP ADR	306,904	21,937,498
Novatek PJSC — SP GDR	130,592	22,331,232
Sberbank of Russia PJSC — SP ADR	1,050,846	11,517,272
X5 Retail Group NV — GDR	299,004	7,409,319
Yandex NV — A**	317,092	8,672,466

		75,436,028

United Kingdom — 0.8%
Mondi PLC	576,492	12,002,902
France — 0.8%
LVMH Moet Hennessy Louis Vuitton SE	39,070	11,558,192
Turkey — 0.8%
BIM Birlesik Magazalar AS	692,019	11,375,655
Netherlands — 0.7%
Heineken NV	115,815	10,244,066
Poland — 0.6%
CD Projekt SA**	202,036	7,860,420
Hungary — 0.4%
OTP Bank PLC	130,017	5,238,714

Total EUROPE		133,715,977

	Number of Shares	Value (Note A)

NORTH AMERICA — 4.4%
United States — 2.3%
Abbott Laboratories	125,668	$9,089,566
Intel Corp.	235,845	11,068,206
Newmont Mining Corp.	267,088	9,254,599
NIKE, Inc. — B	62,435	4,628,931

		34,041,302

Mexico — 2.1%
Grupo Aeroportuario del Centro Norte SAB de CV	866,358	4,134,783
Mexichem SAB de CV	1,501,091	3,812,355
Wal-Mart de Mexico SAB de CV	8,773,678	22,313,963

		30,261,101

Total NORTH AMERICA		64,302,403

AFRICA — 4.4%
South Africa — 3.9%
Anglo American Platinum, Ltd.	320,121	11,968,910
Clicks Group, Ltd.	629,030	8,370,307
FirstRand, Ltd.	4,265,179	19,435,283
Mr. Price Group, Ltd.	968,954	16,577,448

		56,351,948

Egypt — 0.5%
Commercial International Bank Egypt SAE	1,778,224	7,355,155

Total AFRICA		63,707,103

MIDDLE EAST — 1.1%
Israel — 0.5%
Israel Chemicals, Ltd.	1,304,542	7,396,312
United Arab Emirates — 0.3%
NMC Health PLC	115,479	4,027,105
Saudi Arabia — 0.3%
Al Rajhi Bank	166,166	3,875,863

Total MIDDLE EAST		15,299,280

Total EQUITY SECURITIES (Cost $1,172,445,389)		1,338,561,073

TOTAL INVESTMENTS (COST $1,172,445,389)	92.6%	$1,338,561,073
Other Assets In Excess Of Liabilities	7.4%	107,540,132

Net Assets	100.0%	$1,446,101,205

[1]

144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2018, this security amounted to $2,681,429 or 0.2% of net assets. This 144A security has not been deemed illiquid.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2018

[2]

Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.

**	Non-income producing security

ADR — American Depository Receipt

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

SP PREF ADR — Sponsored Preferred American Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	62.7%
South America	10.7%
Eastern Europe	7.0%
North America	4.4%
Africa	4.4%
Western Europe	2.3%
Middle East	1.1%

Top Ten Holdings*

Tencent Holdings, Ltd.	5.9%
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	3.6%
Alibaba Group Holding, Ltd. — SP ADR	3.6%
Samsung Electronics Co., Ltd.	3.3%
HDFC Bank, Ltd. — ADR	3.2%
Ping An Insurance Group Co. of China, Ltd. — H	2.7%
ICICI Bank, Ltd. — SP ADR	2.3%
AIA Group, Ltd.	1.9%
PT Bank Central Asia Tbk	1.8%
Tata Consultancy Services, Ltd.	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2018

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2018

Industry	Percent of Net Assets
Automobiles	0.6%
Beverages	1.3%
Biotechnology	0.4%
Capital Markets	2.1%
Chemicals	1.4%
Commercial Banks	19.9%
Computers & Peripherals	3.3%
Construction & Engineering	1.0%
Diversified Consumer Services	1.6%
Diversified Financial Services	1.3%
Diversified Telecommunication Services	1.1%
Electric Utilities	1.1%
Electronic Equipment, Instruments & Components	1.3%
Entertainment	0.5%
Food & Staples Retailing	4.6%
Food Products	1.7%
Health Care Equipment & Supplies	0.6%
Health Care Providers & Services	2.8%
Hotels, Restaurants & Leisure	1.9%
Household Durables	0.8%

Industry	Percent of Net Assets
Information Technology Services	1.7%
Insurance	5.2%
Interactive Media & Services	6.5%
Internet & Catalog Retail	4.2%
Machinery.	0.6%
Metals & Mining	2.5%
Multiline Retail	1.1%
Oil, Gas & Consumable Fuels	8.6%
Paper & Forest Products	0.8%
Personal Products	0.4%
Real Estate Management & Development	1.5%
Road & Rail	0.5%
Semiconductors & Semiconductor Equipment	4.9%
Software	0.9%
Specialty Retail.	1.2%
Textiles, Apparel & Luxury Goods	1.8%
Tobacco	0.6%
Transportation Infrastructure	0.3%
Other Assets in Excess of Liabilities	7.4%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned -24.00% for the year ended December 31, 2018. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), returned -18.59% for the same period, and the Fund’s secondary benchmark, the MSCI Emerging Markets Index, returned -14.57%.

The fourth quarter of 2018 brought about a continuation of headwinds that faced emerging market equities throughout much of the year, namely rising trade tensions between China and the United States, a slowing of economic growth across many emerging market economies, and a tightening regulatory environment in countries including China, India, and Mexico. The growing trends of protectionism, automation, and the relocation of manufacturing capacity outside of China seem to have contributed to a deterioration in consumer confidence. However, against this backdrop, Chinese government authorities have undertaken both fiscal and monetary stimulus, the lagged effects of which should act to help offset these headwinds.

On a relative basis, after decoupling from emerging markets over the prior six months and handily outperforming emerging markets over seven out of the last eight years, US equity markets succumbed to an intense selloff into year-end, leading emerging markets to outperform the US in the last quarter.

For 2018, at the sector level, key contributions to performance versus the Benchmark came from security selection within the consumer staples and materials sectors. In addition, an overweight to Brazil and security selection in Russia and South Africa contributed to the Fund’s performance.

Lojas Renner S.A. (Ticker: LREN3-BR) made a notable contribution to the Fund’s relative and absolute returns for the year. The Brazil-based company is engaged in the retail apparel industry. Management continues to execute on their growth strategy, consistently outperforming the apparel market and delivering stable earnings. Overall, the company continues to develop structural competitive edges, such as building digital omnichannel experiences and growing e-commerce, resulting in increased market share in an improving macro environment.

TCI Co. Ltd. (Ticker: 8436-TW) made a notable contribution to the Fund’s relative and absolute returns for the year. The Taiwan-based company manufactures and sells dietary supplements and skin care products. Strong performance and growth momentum throughout the year propelled this stock, driven by US and EU demand for facemasks and China-based demand for functional health drinks. Additionally, with WeChat as a primary source of demand, we expect that recent regulations in e-commerce will benefit the company as weaker competitors are eliminated.

Certain areas detracted from Fund performance during the year. On a sector level, selection within the information technology and consumer discretionary sectors detracted from the performance of the Fund versus the Benchmark. In addition, an overweight to China and security selection in Taiwan and India detracted from Fund performance versus the Benchmark.

Wisdom Education International Holdings Co. Ltd. (Ticker: 6068-HK) was a significant detractor from Fund performance for the year. The China-based company provides private education at the primary and secondary school levels. A correction in the education sector in August caused its share price to fall. While enrollment figures and expansion plans appear positive, weakness in share price may have been primarily due to uncertainty from the upcoming Law of Promoting Private Education. Until this regulation is ultimately finalized, it remains difficult to quantify its overall impact on the price of the stock.

Chroma ATE Inc. (Ticker: 2360-TW) was also a detractor from Fund performance for the year. The Taiwan-based company designs and manufactures precision electronic measuring instruments. After August sales figures were reported lower than expected, a decline in share price led to a technical breakdown and a more severe price fall. Additionally, overall weakness in the semi-conductor industry and softer global demand weighed on the stock.

The Fund used derivatives primarily to hedge a portion of the portfolio, dampen volatility, and manage downside risk. Derivatives held in the Fund generally consisted of put options on exchange-traded funds (ETFs), currency forwards and swaps. During 2018, these positions, in the aggregate, contributed to performance. Effective November 1, 2018, the Fund discontinued using derivatives as part of its principal investment strategy.

A number of emerging market countries have adopted a prudent policy mix throughout 2018, which we believe positions their economies to benefit as the backdrop for growth incrementally improves. Amid these macroeconomic policy changes, the long-term growth trajectory for industries such as healthcare, infrastructure, education, tourism, and financial services appears strong throughout many of the emerging markets in which the Fund invests.

While it has been a disappointing 18 months for investors in small caps within emerging markets, we are enthusiastic that the growth, inefficiency, low correlation, and increasingly compelling valuations make this segment of emerging markets a potential source of alpha in the years ahead.

We thank you for investing alongside us in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude for your continued confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA	Howard Schwab	Rich Thies
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership

Average Annual Total Returns as of 12/31/18	1 Year	3 Years	5 Years	Since Inception (8/22/11 - 12/31/18)	10 Years
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	–24.00%	–3.02%	–2.83%	1.33%	8.08%
MSCI Emerging Markets Small Cap Index-N2	–18.59%	3.68%	0.95%	1.50%	9.87%
MSCI Emerging Markets Index-N3	–14.57%	9.25%	1.65%	2.37%	8.02%

[1]

The Driehaus Emerging Markets Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on December 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to August 21, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Small Cap Index-Net (MSCI Emerging Markets Small Cap Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 95.5%

FAR EAST — 67.2%
India — 22.8%
Aarti Industries	26,842	$555,064
Bandhan Bank, Ltd.[1]	189,092	1,490,066
Berger Paints India, Ltd.	189,324	895,706
Bharat Financial Inclusion, Ltd.**	63,122	915,615
Britannia Industries, Ltd.	25,248	1,126,658
Colgate-Palmolive India, Ltd.	40,366	776,821
Dabur India, Ltd.	142,291	877,714
Future Consumer, Ltd.**	425,458	277,585
ICICI Lombard General Insurance Co., Ltd.[1]	133,007	1,646,894
India Grid Trust[1,2]	2,995,461	3,662,001
Info Edge India, Ltd.	60,897	1,256,625
Ipca Laboratories, Ltd.	53,544	615,164
L&T Technology Services, Ltd.[1]	29,149	713,266
Page Industries, Ltd.	2,422	875,578
Radico Khaitan, Ltd.	274,779	1,576,097
RBL Bank, Ltd.[1]	184,595	1,521,921
Sterlite Technologies, Ltd.	396,207	1,665,358

		20,448,133

China — 22.0%
3SBio, Inc.[1]	767,500	984,062
51Job, Inc. — ADR**	17,800	1,111,432
China Oriental Group Co., Ltd.	888,850	528,963
China Resources Cement Holdings, Ltd.	1,218,914	1,097,420
Country Garden Services Holdings Co., Ltd.**	554,000	880,117
Fu Shou Yuan International Group, Ltd.	1,031,617	777,286
GDS Holdings, Ltd. — ADR**	61,319	1,415,856
Greentown Service Group Co., Ltd.	964,696	739,183
Hua Hong Semiconductor, Ltd.[1]	635,000	1,175,851
Huazhu Group Ltd. — ADR	42,378	1,213,282
Kingdee International Software Group Co., Ltd.	881,966	779,414
Li Ning Co., Ltd.**	1,998,810	2,144,180
Maanshan Iron & Steel Co., Ltd. — H	2,417,546	1,065,134
Microport Scientific Corp.	983,000	966,618
Silergy Corp.	35,000	515,828
SSY Group, Ltd.	658,157	487,493
Times China Holdings, Ltd.	1,424,000	1,582,121
Yihai International Holding, Ltd.	532,157	1,300,745
Zhejiang Supor Co., Ltd. — A	126,490	967,232

		19,732,217

	Number of Shares	Value (Note A)
Taiwan — 6.1%
Chroma ATE, Inc.	268,000	$1,028,858
Eclat Textile Co., Ltd.	54,672	618,989
Hiwin Technologies Corp.	173,876	1,250,174
Parade Technologies, Ltd.	81,584	1,141,332
TCI Co., Ltd.	85,900	1,450,438

		5,489,791

Indonesia — 5.6%
PT Ace Hardware Indonesia Tbk	6,552,100	678,903
PT Bank Tabungan Negara Persero Tbk	8,456,500	1,493,707
PT Bank Tabungan Pensiunan Nasional Syariah Tbk**	10,779,000	1,345,501
PT Indo Tambangraya Megah Tbk	407,100	573,281
PT Kresna Graha Investama Tbk**	19,603,600	892,932

		4,984,324

South Korea — 4.3%
Douzone Bizon Co., Ltd.	13,150	611,655
Fila Korea, Ltd.	31,329	1,502,152
Koh Young Technology, Inc.	7,667	566,882
Orion Corp.	10,598	1,139,774

		3,820,463

Cambodia — 2.7%
NagaCorp, Ltd.	2,222,276	2,389,575
Thailand — 2.5%
Bangkok Chain Hospital PCL — NVDR	2,569,266	1,317,775
IRPC PCL — NVDR	2,710,845	478,727
Land & Houses PCL — NVDR	1,485,679	451,727

		2,248,229

Philippines — 0.6%
Puregold Price Club, Inc.	697,400	570,280
Malaysia — 0.6%
Top Glove Corp. BHD	410,900	556,815

Total FAR EAST		60,239,827

SOUTH AMERICA — 12.3%
Brazil — 11.2%
Banco Inter SA — Pref.[1]	54,200	539,658
Bradespar SA — Pref.	126,000	1,030,237
Cia de Locacao das Americas	107,900	1,049,559
Cyrela Brazil Realty SA Empreendimentos e Participacoes	434,600	1,734,700
Energisa SA	104,200	997,438
Gol Linhas Aereas Inteligentes SA — Pref.**	89,800	581,560
Lojas Renner SA	139,200	1,522,823

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
Metalurgica Gerdau SA — Pref.	634,447	$1,136,054
Rumo SA**	325,200	1,426,408

		10,018,437

Argentina — 1.1%
Grupo Financiero Galicia SA — ADR	19,893	548,450
Pampa Energia SA — SP ADR**	15,182	482,939

		1,031,389

Total SOUTH AMERICA		11,049,826

AFRICA — 6.7%
South Africa — 6.7%
Clicks Group, Ltd.	140,183	1,865,372
Impala Platinum Holdings, Ltd.**	450,034	1,147,332
Kumba Iron Ore, Ltd.	29,633	582,980
Mr. Price Group, Ltd.	78,096	1,336,113
The Foschini Group, Ltd.	96,476	1,114,729

Total AFRICA		6,046,526

EUROPE — 6.3%
Poland — 2.6%
CD Projekt SA**	29,739	1,157,026
Dino Polska SA1**	44,564	1,141,384

		2,298,410

Russia — 1.8%
Globaltrans Investment PLC — SP GDR	84,798	768,270
TCS Group Holding PLC — GDR	56,103	872,963

		1,641,233

Turkey — 1.0%
Sok Marketler Ticaret AS**	444,018	901,879
United Kingdom — 0.9%
KAZ Minerals PLC	113,523	769,785

Total EUROPE		5,611,307

NORTH AMERICA — 3.0%
Mexico — 2.4%
Banco del Bajio SA1	338,400	658,487
Grupo Aeroportuario del Centro Norte SAB de CV — ADR	40,196	1,528,252

		2,186,739

	Number of Shares	Value (Note A)
Canada — 0.6%
Gran Tierra Energy, Inc.**	227,183	$492,987

Total NORTH AMERICA		2,679,726

Total EQUITY SECURITIES (Cost $85,872,158)		85,627,212

TOTAL INVESTMENTS (COST $85,872,158)	95.5%	$85,627,212
Other Assets In Excess Of Liabilities	4.5%	4,025,918

Net Assets	100.0%	$89,653,130

[1]

144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2018, these securities amounted to $13,533,590 or 15.1% of net assets. These 144A securities have not been deemed illiquid, unless otherwise noted.

[2]

Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.

**	Non-income producing security

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP	ADR — Sponsored American Depository Receipt
SP	GDR — Sponsored Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2018

Regional Weightings*

Asia/Far East Ex-Japan	67.2%
South America	12.3%
Africa	6.7%
Eastern Europe	5.4%
North America	3.0%
Western Europe	0.9%

Top Ten Holdings*

India Grid Trust	4.1%
NagaCorp, Ltd.	2.7%
Li Ning Co., Ltd.	2.4%
Clicks Group, Ltd.	2.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1.9%
Sterlite Technologies, Ltd.	1.9%
ICICI Lombard General Insurance Co., Ltd.	1.8%
Times China Holdings, Ltd.	1.8%
Radico Khaitan, Ltd.	1.8%
Grupo Aeroportuario del Centro Norte SAB de CV — ADR	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2018

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2018

Industry	Percent of Net Assets
Airlines	0.7%
Beverages	1.8%
Biotechnology	1.1%
Capital Markets	1.0%
Chemicals	1.6%
Commercial Banks	9.4%
Commercial Services & Supplies	1.8%
Communications Equipment	1.9%
Construction Materials	1.2%
Consumer Finance	1.0%
Diversified Consumer Services	0.9%
Electric Utilities	5.7%
Electronic Equipment, Instruments & Components	1.1%
Entertainment	1.3%
Food & Staples Retailing	5.0%
Food Products	4.3%
Health Care Equipment & Supplies	1.7%
Health Care Providers & Services	1.5%
Hotels, Restaurants & Leisure	4.0%
Household Durables	3.0%

Industry	Percent of Net Assets
Information Technology Services	1.6%
Insurance	1.8%
Interactive Media & Services	1.4%
Machinery	1.4%
Metals & Mining	7.0%
Multiline Retail	1.7%
Oil, Gas & Consumable Fuels	1.7%
Personal Products.	3.5%
Pharmaceuticals	1.2%
Professional Services	2.0%
Real Estate Management & Development	2.3%
Road & Rail	3.6%
Semiconductors & Semiconductor Equipment	3.8%
Software	1.6%
Specialty Retail	3.5%
Textiles, Apparel & Luxury Goods	5.7%
Transportation Infrastructure	1.7%
Other Assets in Excess of Liabilities	4.5%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Frontier Emerging Markets Fund (“Fund”) returned -21.96% for the year ended December 31, 2018. This return underperformed the Morgan Stanley Capital International (“MSCI”) Frontier Markets Index (“Benchmark”), which returned -16.41% for the same period.

The fourth quarter of 2018 was characterized by a sharp pullback in global equities, led by developed markets, as the US succumbed to declines after decoupling from frontier and emerging markets for most of the year. Over the course of 2018, escalating trade tensions between the US and China, a deterioration of external balances, and slowing economic growth were factors that weighed on frontier markets.

Frontier markets exhibit a varying degree of openness and sensitivity to global trade. While the picture appears to be improving for many frontier markets such as Vietnam, Bangladesh, Morocco, and Egypt, countries such as Kenya, Nigeria, Sri Lanka, and Romania remain saddled with deteriorating fiscal balances and challenging regulatory environments.

Over the course of 2018, key contributions to performance versus the Benchmark came from the Fund’s security selection in the industrials and consumer discretionary sectors and an underweight to the utilities sector. From a country perspective, an underweight to Argentina and an overweight to Cambodia contributed to performance.

A notable contribution to the Fund’s return for the year came from holding NagaCorp Ltd. (Ticker: 3918-HK). The Cambodia-based company operates casinos under a long-term license. After having operated at full capacity since 2014, the company completed construction of its second casino in 2018, and the new casino ramped up ahead of expectations. With continued strength in tourist arrivals from the region, the company exhibited and continues to exhibit growth acceleration.

El Sewedy Electric Company (Ticker: SWDY-EG) was a significant contributor to returns during 2018. The Egypt-based country manufactures cables and electrical products. On top of strong earnings, the company won a substation contract worth EGP1.2 billion with the Egyptian government in March that caused its share price to increase. Later in the year, the company entered final negotiations with Tanzania to build a hydroelectric dam along with two other projects in the Middle East.

Certain areas detracted from Fund performance during the year. Security selection in the financials, materials, and consumer staples sectors hurt performance of the Fund relative to the Benchmark. An underweight to Kuwait, an overweight to Vietnam, and security selection in Jordan also detracted from Fund performance versus the Benchmark.

Ceylon Cold Stores PLC (Ticker: CCS.N0000-LK) was a significant detractor from the Fund’s performance during 2018. The Sri Lanka-based company manufactures and sells carbonated soft drinks and frozen confectionary food products. The company’s bottom line declined for consecutive quarters, due to increased operating expenditures and decreased revenue. Additionally, shifting consumer preference toward healthy beverages and a sugar tax weighed on the company.

Vincom Retail JSC (Ticker: VRE-VN) was a significant detractor from the Fund’s performance during 2018. The Vietnam-based company provides real estate business services. Concerns over the real estate cycle, changing consumption patterns along with limited prime locations and wildly fluctuating property sales weighed down this stock, which fell in concert with general weakness in the broader Vietnam market. However, we believe that growth potential remains steady due to a currently stable macro environment and the growing Vietnamese middle class. Moreover, the company has seen revenue and inventory growth throughout the year.

Following a disappointing year for frontier markets, we see improvements in both the absolute and relative attractiveness of the asset class. In aggregate, frontier markets may benefit from rising trade tensions, as countries such as Bangladesh and Vietnam see rising foreign direct investment. Additionally, a tightening labor force in Europe may make countries such as Morocco, Romania, and Egypt well-positioned to benefit from shifting manufacturing capacity and a changing global labor force. We continue to believe that the reduced correlation and unique opportunities in frontier markets offer a source of alpha in the years ahead.

We thank you for investing alongside us in the Driehaus Frontier Emerging Markets Fund and would like to express our gratitude for your continued confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA	Rich Thies	James Woods
Lead Portfolio Manager	Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Frontier Emerging Markets Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $250,000 investment (minimum investment) in the Fund since May 4, 2015 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/18	1 Year	3 Years	Since Inception (5/4/15 - 12/31/18)
Driehaus Frontier Emerging Markets Fund (DRFRX)[1]	–21.96%	0.78%	–2.81%
MSCI Frontier Markets Index-N2	–16.41%	4.21%	–1.05%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Frontier Markets Index-Net (MSCI Frontier Markets Index-N) provides broad representation of the equity opportunity set in frontier markets while taking investability requirements into consideration within each market. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 94.4%

FAR EAST — 50.7%
Vietnam — 33.4%
Airports Corp. of Vietnam JSC	450,600	$1,748,394
Bank for Foreign Trade of Vietnam JSC	96,070	221,588
Mobile World Investment Corp.	133,333	640,136
Nam Long Investment Corp.	236,458	263,014
Refrigeration Electrical Engineering Corp.	125,000	165,984
Saigon Beer Alcohol Beverage Corp.	6,810	78,537
SSI Securities Corp.	293,450	337,161
Viet Capital Securities JSC	4	8
Vietjet Aviation JSC	49,457	255,867
Vietnam Prosperity JSC Bank**	175,845	151,244
Vincom Retail JSC**	256,135	308,091
Vingroup JSC**	64,060	263,200
Vinhomes JSC[1]**	100,000	316,448

		4,749,672

Bangladesh — 11.0%
BRAC Bank, Ltd.**	346,438	300,191
British American Tobacco Bangladesh Co., Ltd.	12,839	541,977
Delta Brac Housing Finance Corp., Ltd.	155,644	240,052
IFAD Autos, Ltd.	193,470	249,966
Square Pharmaceuticals, Ltd.	76,866	232,888

		1,565,074

Cambodia — 4.8%
NagaCorp, Ltd.	626,000	673,127
Sri Lanka — 1.5%
Ceylon Cold Stores PLC[2]	54,336	213,304

Total FAR EAST		7,201,177

MIDDLE EAST — 18.6%
Kuwait — 11.3%
Human Soft Holding Co. KSC	10,623	114,749
Kuwait Finance House KSCP	162,318	326,614
National Bank of Kuwait SAKP	425,357	1,168,278

		1,609,641

Pakistan — 5.2%
Bank Al Habib, Ltd.	140,000	69,385
Bank Alfalah, Ltd.	219,050	64,058
Meezan Bank, Ltd.	913,000	607,724

		741,167

	Number of Shares	Value (Note A)
Kazakhstan — 0.9%
NAC Kazatomprom JSC — GDR**	9,298	$126,564
Oman — 0.7%
Bank Muscat SAOG	98,548	104,947
United Arab Emirates — 0.5%
NMC Health PLC	1,883	65,666

Total MIDDLE EAST		2,647,985

EUROPE — 9.3%
Romania — 6.8%
Banca Transilvania	838,607	413,936
BRD-Groupe Societe Generale SA	96,910	271,978
Fondul Proprietatea SA	1,313,133	285,450

		971,364

United Kingdom — 1.0%
KAZ Minerals PLC	20,137	136,546
Norway — 0.9%
DNO ASA	87,814	127,458
Luxembourg — 0.6%
Globant SA**	1,551	87,352

Total EUROPE		1,322,720

AFRICA — 8.9%
Egypt — 3.0%
Cairo Investment & Real Estate Development Co. SAE**	149,166	74,958
Eastern Tobacco	91,382	82,963
ElSewdy Electric Co.	73,627	73,874
Ghabbour Auto**	294,102	84,404
Ibnsina Pharma SAE**	202,699	114,874

		431,073

Kenya — 2.2%
Safaricom PLC	1,441,361	314,016
Nigeria — 2.1%
Guaranty Trust Bank PLC	1,201,235	113,845
Zenith Bank PLC	2,787,209	176,740

		290,585

Morocco — 1.6%
Societe d’Exploitation des Ports	13,059	224,034

Total AFRICA		1,259,708

SOUTH AMERICA — 6.5%
Argentina — 6.5%
Bolsas y Mercados Argentinos SA	14,957	150,286
Grupo Financiero Galicia SA — ADR	9,307	256,594
MercadoLibre, Inc.	889	260,344
Pampa Energia SA — SP ADR**	8,211	261,192

Total SOUTH AMERICA		928,416

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)

NORTH AMERICA — 0.4%
Canada — 0.4%
Gran Tierra Energy, Inc.**	23,826	$51,702

Total NORTH AMERICA		51,702

Total EQUITY SECURITIES (Cost $12,346,534)		13,411,708

EQUITY CERTIFICATES — 0.6%

FAR EAST — 0.6%
Vietnam — 0.6%
Nam Long Investment Corp.[3]	78,080	86,849

Total FAR EAST		86,849

Total EQUITY CERTIFICATES (Cost $57,058)		86,849

TOTAL INVESTMENTS (COST $12,403,592)	95.0%	$13,498,557
Other Assets In Excess Of Liabilities	5.0%	708,566

Net Assets	100.0%	$14,207,123

[1]

144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2018, this security amounted to $316,448 or 2.2% of net assets. This 144A security has not been deemed illiquid.

[2]

Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.

[3]

Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2018, the value of this restricted security amounted to $86,849 or 0.6% of net assets. This restricted security has not been deemed illiquid.

**	Non-income producing security

Additional information on each restricted security (excluding 144A securities) is as follows:

Security	Counter- Party	Acquisition Date(s)	Acquisition Cost
Nam Long Investment Corp.	MACQ	05/04/15 to 04/10/18	$57,058

ADR — American Depository Receipt

GDR — Global Depository Receipt

MACQ — Macquarie Capital Group, Ltd.

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Asia/Far East Ex-Japan	51.3%
Middle East	18.6%
Africa	8.9%
Eastern Europe	6.8%
South America	6.5%
Western Europe	2.5%
North America	0.4%

Top Ten Holdings*

Airports Corp. of Vietnam JSC	12.3%
National Bank of Kuwait SAKP	8.2%
NagaCorp, Ltd.	4.7%
Mobile World Investment Corp.	4.5%
Meezan Bank, Ltd.	4.3%
British American Tobacco Bangladesh Co., Ltd.	3.8%
Banca Transilvania	2.9%
Saigon Securities, Inc.	2.4%
Kuwait Finance House KSCP	2.3%
Vinhomes JSC	2.2%

*	All percentages are stated as a percent of net assets at December 31, 2018

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

December 31, 2018

Industry	Percent of Net Assets
Airlines	1.8%
Automobiles	0.6%
Beverages	2.1%
Capital Markets	3.4%
Commercial Banks	29.9%
Consumer Finance	1.7%
Diversified Consumer Services	0.8%
Diversified Financial Services	2.0%
Electric Utilities	1.8%
Electrical Equipment	0.5%
Health Care Providers & Services	1.3%
Hotels, Restaurants & Leisure	4.7%
Industrial Conglomerates	1.2%

Industry	Percent of Net Assets
Internet & Catalog Retail	1.8%
Metals & Mining	1.0%
Oil, Gas & Consumable Fuels	2.2%
Pharmaceuticals	1.6%
Real Estate Management & Development	9.2%
Software	0.6%
Specialty Retail	6.3%
Tobacco	4.4%
Transportation Infrastructure	13.9%
Wireless Telecommunication Services	2.2%
Other Assets in Excess of Liabilities	5.0%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned -16.92% for the year ended December 31, 2018. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), returned -18.27%.

Global markets suffered rising volatility that triggered a sharp sell-off in the final quarter of 2018. A potential monetary policy misstep by the Federal Reserve along with fears that the trade war with China would accelerate and further slow global trade seemed to work in concert to increase negative market sentiment.

Over the course of 2018, key contributors to performance versus the Benchmark were the Fund’s holdings in the materials and financials sectors. In addition, holdings in Germany, Brazil, Isle of Man and the United Kingdom contributed positively to the performance of the Fund compared to the Benchmark.

Burford Capital Limited (Ticker: BUR-GB) made significant contributions to the Fund’s return during 2018. The UK-based company provides investment capital, financial and risk solutions for litigation. Consistently strong performance, driven by strong demand, has exceeded investor expectations and buoyed the stock all year. The company has also entered a new strategic relationship with a sovereign wealth fund and established an opportunities fund, both of which expand capability and visibility of investment capital for new clients.

Fenner PLC (Ticker: FENR-GB) also made significant contributions to the Fund’s return during 2018. The UK-based company manufactures and distributes conveyor belting and reinforced precision polymer products. In March 2018, the company announced an agreement to be acquired by Michelin in an all cash transaction that represented a premium of approximately 30% as of the announcement date. The transaction closed in May of 2018.

For 2018, security selection in the energy and allocation in the health care sectors detracted from the Fund’s performance versus the Benchmark. At the country level, selection in Japan and Portugal and overweight allocations to Luxembourg and Denmark detracted value.

A significant detractor from returns for the year was Nichias Corporation (Ticker: 5393-JP). The Japan-based company manufactures thermal insulation materials. The company lost some profit momentum in the second half of the year, mostly due to higher costs from initiatives to strengthen operations. The stock also de-rated on concerns over slowing automotive and construction end markets.

Petroleum Geo-Services ASA (Ticker: PGS-NO) was also a notable detractor from the Fund. The Norway-based company provides geophysical services including the licensing of seismic data and related surveys, which are used by energy companies in their searches for oil and gas reserves. Weak performance results and low orders weighed on the company’s share price. Falling oil prices due to US shale production also created a client base of oil companies more cautious with exploration spending, causing much of the lag in project orders.

Looking into 2019, it appears that global growth may have peaked as the benefits from Chinese stimulus and lower US taxes fade. Other key uncertainties include the path of the US Federal Reserve’s policy on interest rate increases, continued fallout from US/China trade wars, and tightening financial conditions in the Eurozone. On the optimistic side, however, an upside may exist from the US Federal Reserve embracing enhanced flexibility in its policy rate hike pace, further easing measures by China, and/or an overall easing of trade tensions between the US and China.

On a relative basis, we believe that the case for international stocks becomes more appealing as significant US economic outperformance may not persist through 2019, as the fiscal stimulus wears off. It is also our view that international valuations are also more appealing on a relative basis. We are optimistic that should volatility continue, we will be afforded the opportunity to find high quality investment opportunities at more compelling valuations.

As always, we thank you for investing alongside us in the Driehaus International Small Cap Growth Fund and would like to express our gratitude for your continued confidence in our management capabilities.

Sincerely,

David Mouser	Daniel Burr	Ryan Carpenter
Portfolio Manager	Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus International Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/18	1 Year	3 Years	5 Years	10 Years
Driehaus International Small Cap Growth Fund (DRIOX)[1]	–16.92%	3.29%	3.49%	11.59%
MSCI AC World ex USA Small Cap Growth Index-N2	–18.27%	2.89%	2.26%	10.07%

[1]	The returns for the periods prior to January 1, 2010, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index-Net (MSCI AC World ex USA Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance in global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 98.1%

EUROPE — 48.0%
United Kingdom — 13.1%
Aveva Group PLC	153,182	$4,724,947
Balfour Beatty PLC	1,075,692	3,418,094
Burford Capital, Ltd.	157,338	3,320,992
Cranswick PLC	35,632	1,195,363
Croda International PLC	85,072	5,080,074
Oxford Biomedica PLC**	174,940	1,576,904
Rentokil Initial PLC	854,746	3,673,656
Spirax-Sarco Engineering PLC	24,231	1,927,213
Stock Spirits Group PLC	498,519	1,321,657
Vesuvius PLC	362,171	2,338,121

		28,577,021

Germany — 9.7%
ADO Properties SA1	28,735	1,498,662
Carl Zeiss Meditec AG	43,747	3,423,412
MTU Aero Engines AG	19,620	3,560,774
Puma SE	9,810	4,799,402
Scout24 AG1	95,372	4,388,386
TAG Immobilien AG	156,374	3,567,188

		21,237,824

Italy — 4.3%
Amplifon SpA	41,065	661,056
Davide Campari-Milano SpA	332,435	2,812,856
DiaSorin SpA	20,988	1,700,124
Maire Tecnimont SpA	486,202	1,788,183
Prysmian SpA	130,733	2,526,915

		9,489,134

Sweden — 3.0%
Elekta AB — B	297,434	3,535,468
Tele2 AB — B	231,140	2,945,663

		6,481,131

Netherlands — 2.8%
Aalberts Industries NV	46,715	1,554,865
Argenx SE**	11,822	1,154,040
OCI NV**	47,954	978,541
QIAGEN NV**	73,775	2,508,785

		6,196,231

Luxembourg — 2.8%
B&M European Value Retail SA	814,754	2,923,336
Befesa SA1	39,119	1,680,774
Corestate Capital Holding SA	43,385	1,506,165

		6,110,275

Norway — 2.4%
Petroleum Geo-Services ASA**	529,236	722,868
Sbanken ASA[1]	108,408	940,334

	Number of Shares	Value (Note A)
Schibsted ASA	106,729	$3,579,646

		5,242,848

Switzerland — 2.3%
Galenica AG1	34,498	1,519,049
Tecan Group AG	17,837	3,462,509

		4,981,558

France — 2.3%
JCDecaux SA	37,751	1,060,570
Teleperformance	24,107	3,855,838

		4,916,408

Spain — 2.0%
Masmovil Ibercom SA**	195,413	4,365,945
Denmark — 1.6%
FLSmidth & Co., AS	45,234	2,034,541
Royal Unibrew AS	21,499	1,481,325

		3,515,866

Poland — 0.6%
Dino Polska SA1**	51,620	1,322,104
Russia — 0.6%
Globaltrans Investment PLC — SP GDR	136,414	1,235,911
Malta — 0.5%
Kambi Group PLC**	52,899	1,134,025

Total EUROPE		104,806,281

FAR EAST — 23.0%
Japan — 12.6%
Minebea Mitsumi, Inc.	113,210	1,642,296
Miura Co., Ltd.	91,936	2,101,179
NET One Systems Co., Ltd.	157,265	2,774,969
Nichias Corp.	154,179	2,645,962
Nihon Unisys, Ltd.	46,400	1,037,602
PALTAC Corp.	63,463	3,005,091
Sato Holdings Corp.	72,534	1,727,236
SG Holdings Co., Ltd.	101,359	2,648,530
Shimadzu Corp.	79,998	1,586,749
TechnoPro Holdings, Inc.	72,480	2,992,309
Tokyo Tatemono Co., Ltd.	237,664	2,471,940
United Arrows, Ltd.	89,659	2,875,338

		27,509,201

South Korea — 3.2%
CJ Logistics Corp.**	20,571	3,078,829
Douzone Bizon Co., Ltd.	30,786	1,431,971
Koh Young Technology, Inc.	16,699	1,234,690
Orion Corp.	12,322	1,325,184

		7,070,674

Australia — 2.8%
Bapcor, Ltd.	894,031	3,708,993
NEXTDC, Ltd.**	563,658	2,425,744

		6,134,737

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
China — 2.3%
CIMC Enric Holdings, Ltd.	2,054,317	$1,571,465
Li Ning Co., Ltd.**	3,255,572	3,492,345

		5,063,810

Cambodia — 1.0%
NagaCorp, Ltd.	2,048,214	2,202,409
Philippines — 0.6%
Megawide Construction Corp.	3,541,029	1,245,774
Taiwan — 0.5%
Hiwin Technologies Corp.	155,818	1,120,336

Total FAR EAST		50,346,941

NORTH AMERICA — 17.1%
Canada — 16.6%
Aritzia, Inc.**	208,215	2,501,264
ATS Automation Tooling Systems, Inc.**	173,687	1,830,762
CAE, Inc.	269,148	4,946,472
Canada Goose Holdings, Inc.**	43,938	1,920,969
Cargojet, Inc.	41,587	2,156,419
CES Energy Solutions Corp.	361,335	833,728
Empire Co., Ltd. — A	105,525	2,228,454
Kinaxis, Inc.**	66,618	3,215,739
Kirkland Lake Gold, Ltd.	162,796	4,245,193
Morneau Shepell, Inc.	124,831	2,289,605
Parkland Fuel Corp.	197,554	5,113,946
TFI International, Inc.	99,964	2,584,771
Wheaton Precious Metals Corp.	116,171	2,267,768

		36,135,090

Mexico — 0.5%
Grupo Cementos de Chihuahua SAB de CV	222,900	1,145,252

Total NORTH AMERICA		37,280,342

SOUTH AMERICA — 5.8%
Brazil — 5.8%
BK Brasil Operacao e Assessoria a Restaurantes SA	333,083	1,777,245
Cyrela Brazil Realty SA Empreendimentos e Participacoes	835,008	3,332,922
Marcopolo SA — Pref.	2,250,098	2,368,677
Rumo SA**	719,839	3,157,392
Sul America SA	266,749	1,968,399

Total SOUTH AMERICA		12,604,635

AFRICA — 2.7%
South Africa — 2.7%
Clicks Group, Ltd.	201,463	2,680,806
Pick n Pay Stores, Ltd.	453,572	2,136,478

	Number of Shares	Value (Note A)
The Foschini Group, Ltd.	94,514	$1,092,060

Total AFRICA		5,909,344

MIDDLE EAST — 1.5%
Israel — 1.5%
CyberArk Software, Ltd.**	44,154	3,273,578

Total MIDDLE EAST		3,273,578

Total EQUITY SECURITIES (Cost $216,428,285)		214,221,121

RIGHTS — 0.0%

SOUTH AMERICA — 0.0%
Brazil — 0.0%
Marcopolo SA Expires January 18, 2019**	54,838	12,168

Total SOUTH AMERICA		12,168

Total RIGHTS (Cost $0)		12,168

TOTAL INVESTMENTS (COST $216,428,285)	98.1%	$214,233,289
Other Assets In Excess Of Liabilities	1.9%	4,197,198

Net Assets	100.0%	$218,430,487

[1]

144A — This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At December 31, 2018, these securities amounted to $11,349,309 or 5.2% of net assets. These 144A securities have not been deemed illiquid.

**	Non-income producing security

SP GDR — Sponsored Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2018

Regional Weightings*

Western Europe	46.8%
North America	17.1%
Japan	12.6%
Asia/Far East Ex-Japan	10.4%
South America	5.8%
Africa	2.7%
Middle East	1.5%
Eastern Europe	1.2%

Top Ten Holdings*

Parkland Fuel Corp.	2.3%
Croda International PLC	2.3%
CAE, Inc.	2.3%
Puma SE	2.2%
Aveva Group PLC	2.2%
Scout24 AG	2.0%
Masmovil Ibercom SA	2.0%
Kirkland Lake Gold, Ltd.	1.9%
Teleperformance	1.8%
Bapcor, Ltd.	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2018

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2018

Industry	Percent of Net Assets
Aerospace & Defense	3.9%
Air Freight & Logistics	2.2%
Beverages	2.6%
Biotechnology	1.3%
Building Products	1.2%
Capital Markets	1.5%
Chemicals	2.8%
Commercial Banks	0.4%
Commercial Services & Supplies	3.3%
Construction & Engineering	3.9%
Construction Materials	0.5%
Distributors	3.1%
Diversified Telecommunication Services	2.0%
Electrical Equipment	1.2%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.7%
Food & Staples Retailing	3.8%
Food Products	1.2%
Health Care Equipment & Supplies	4.0%
Health Care Providers & Services	0.3%
Hotels, Restaurants & Leisure	2.3%

Industry	Percent of Net Assets
Household Durables	1.5%
Information Technology Services	2.9%
Insurance	0.9%
Interactive Media & Services.	2.0%
Life Sciences Tools & Services	2.7%
Machinery	7.5%
Media	2.1%
Metals & Mining	3.0%
Multiline Retail	1.3%
Oil, Gas & Consumable Fuels	2.3%
Pharmaceuticals	0.7%
Professional Services	4.2%
Real Estate Management & Development	4.1%
Road & Rail	4.6%
Semiconductors & Semiconductor Equipment	0.6%
Software	5.8%
Specialty Retail	1.8%
Textiles, Apparel & Luxury Goods	5.8%
Wireless Telecommunication Services	1.4%
Other Assets in Excess of Liabilities	1.9%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Micro Cap Growth Fund (“Fund”) returned 3.88% for the year ended December 31, 2018. This return outperformed the Fund’s benchmark, the Russell Microcap® Growth Index (the “Benchmark”), which returned -14.18% for the same period.

After robust US market performance for most of the year, the fourth quarter experienced one of the largest fourth quarter declines in market history. Market breadth was poor as all major sectors and market caps sold off sharply. Micro caps and small caps declined more than large caps and value declined less than growth and the most defensive areas of the market outperformed.

It appears that monetary and trade policy missteps by the Federal Reserve and the White House, along with fears that the trade war with China is slowing overall global trade weighed down market sentiment in the fourth quarter. Additionally, the significant economic growth slowdown in the EU and more notably in China seem to signal a weakening in end-demand growth for most cyclical industries that are essential for global growth. However, for 2018, US equities still experienced more broad-based strength and outperformed relative to the rest of the world.

For the year 2018, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the health care and information technology sectors.

Loxo Oncology, Inc. (Ticker: LOXO) was the top contributor to Fund performance for the period. The biopharmaceutical company develops medicines for patients with genetically defined cancers. Lartrectinib, the company’s lead product, received FDA approval in November and is prepared for launch. The targeted therapy is tumor-agnostic and treats reselectable or locally advanced microsatellite instability-high solid tumors. Additionally, the company’s LOXO-292 was granted “Breakthrough Therapy Designation” by the FDA, adding to gains for the company.

Everbridge, Inc. (Ticker: EVBG) also contributed to the Fund’s performance for the period. The company provides a critical events management software-as-a-service platform that aggregates and assesses threat data, locates people and responders and executes pre-defined communication plans. Strong results quarter after quarter led to share price increases while solid growth in new customers and multi-product sales along with robust demand domestically and internationally support continued growth for the company.

During the period, the two sectors that detracted the most value from Fund performance versus the Benchmark were selections within the industrials and energy sectors.

The holding that detracted the most from the Fund’s return during the period was Solaris Oilfield Infrastructure, Inc. (Ticker: SOI). The company supplies mobile proppant management systems that unload, store, and deliver proppant at oil and natural gas well sites. Falling oil prices have led to difficulties for oil field services companies overall. While the company did deliver solid fundamental performance that exceeded Street expectations as it continues to gain market share, the stock underperformed due to weak energy sector performance and as crude oil weighed on overall earnings estimates.

Mesa Air Group, Inc. (Ticker: MESA) was also a detractor to the Fund’s returns for the period. The company provides regional air carrier and passenger transportation services. Its stock fell after United Airlines announced it was purchasing ExpressJet from SkyWest. The company’s contract with United expires next year, making this acquisition a threat to renewal prospects for the 20 aircraft currently flying with United, but we believe the risks are low and overblown.

As we enter 2019, we believe that the outlook for US equities will depend on key items such as the Federal Open Market Committee’s monetary policy, the slope of the yield curve, US/China trade policy, stabilization of the US and Global economies and the health of corporate earnings. We further perceive trade and geopolitical uncertainty to be a significant deterrent to capital expenditure and consumer spending growth.

Although current conditions may have created a “growth scare”, it is our view that other factors suggest a recession is not yet around the corner. While GDP and the Purchasing Manager’s Index have weakened, they both remain expansionary. Meanwhile, the labor market remains robust and consumer spending is still positive. The US consumer and economy may also benefit from larger tax refunds due to 2018 tax reforms, lower crude oil prices, lower interest rates and a weaker US dollar. The much more dovish tone of the Federal Reserve on rate hikes was a major positive for the market and signals what was once a headwind could become a tailwind in 2019. Other economic data has also shown some signs of strength and stabilization. As a US-centric fund, we are minimally exposed to continued weakness in Europe, China, and other regions outside the US. We continue to hold and discover an exciting number of companies across a wide number of industries that are hitting growth inflections and appear poised to exceed expectations.

Thank you for investing alongside us in the Driehaus Micro Cap Growth Fund. We appreciate your continued confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Micro Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership

Average Annual Total Returns as of 12/31/18	1 Year	3 Years	5 Years	Since Inception (11/18/13 - 12/31/18)	10 Years
Driehaus Micro Cap Growth Fund (DMCRX)[1]	3.88%	15.00%	10.36%	11.65%	17.11%
Russell Microcap® Growth Index[2]	–14.18%	2.27%	1.41%	2.74%	12.04%

[1]

The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for periods prior to November 18, 2016, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the micro cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate microcap growth manager's opportunity set.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 99.4%

HEALTH CARE — 40.5%
Biotechnology — 15.0%
Allakos, Inc.**	41,020	$2,144,115
Argenx SE — ADR**	51,975	4,993,238
Array BioPharma, Inc.**	331,412	4,722,621
Atara Biotherapeutics, Inc.**	42,332	1,470,614
Avid Bioservices, Inc.**	236,192	968,387
Avrobio, Inc.**	43,915	731,185
CareDx, Inc.**	158,773	3,991,553
Clementia Pharmaceuticals, Inc.**	172,127	2,024,214
Deciphera Pharmaceuticals, Inc.**	47,977	1,007,037
Global Blood Therapeutics, Inc.**	33,200	1,362,860
Loxo Oncology, Inc.**	33,744	4,726,522
Mirati Therapeutics, Inc.**	43,003	1,824,187
Orchard Therapeutics PLC — ADR**	115,353	1,814,503
Principia Biopharma, Inc.**	50,792	1,391,193
Sesen Bio, Inc.**	633,414	899,448
Sutro Biopharma, Inc.**	51,319	462,897
Twist Bioscience Corp.**	24,292	560,902
Vericel Corp.**	267,857	4,660,712

		39,756,188

Health Care Equipment & Supplies — 14.3%
AxoGen, Inc.**	27,890	569,793
BioLife Solutions, Inc.**	132,625	1,595,479
Cerus Corp.**	176,077	892,710
CryoLife, Inc.**	66,192	1,878,529
Establishment Labs Holdings, Inc.[1]**	100,224	2,748,142
Inogen, Inc.**	16,360	2,031,421
IntriCon Corp.**	33,024	871,173
iRhythm Technologies, Inc.**	52,055	3,616,781
Nuvectra Corp.**	166,161	2,715,071
OrthoPediatrics Corp.[1]**	138,238	4,821,741
SI-BONE, Inc.**	145,083	3,030,784
Sientra, Inc.**	148,650	1,889,342
STAAR Surgical Co.**	46,298	1,477,369
Tactile Systems Technology, Inc.**	100,976	4,599,457
Tandem Diabetes Care, Inc.**	94,928	3,604,416
Vapotherm, Inc.**	75,628	1,508,779

		37,850,987

Health Care Technology — 3.9%
Inspire Medical Systems, Inc.**	90,693	3,831,779
Tabula Rasa HealthCare, Inc.**	21,557	1,374,474
Teladoc Health, Inc.**	33,504	1,660,793

	Number of Shares	Value (Note A)
Vocera Communications, Inc.**	89,365	$3,516,513

		10,383,559

Life Sciences Tools & Services — 3.8%
Codexis, Inc.**	230,387	3,847,463
Fluidigm Corp.**	403,458	3,477,808
NeoGenomics, Inc.**	221,287	2,790,429

		10,115,700

Pharmaceuticals — 2.6%
Acer Therapeutics, Inc.[1]**	76,795	1,545,115
MyoKardia, Inc.**	52,311	2,555,915
Reata Pharmaceuticals, Inc. — A**	30,193	1,693,827
Tricida, Inc.**	48,009	1,132,052

		6,926,909

Health Care Providers & Services — 0.9%
PetIQ, Inc.**	94,355	2,214,512

Total HEALTH CARE		107,247,855

INFORMATION TECHNOLOGY — 17.5%
Software — 12.3%
Altair Engineering, Inc. — A**	110,204	3,039,426
Alteryx, Inc. — A**	72,493	4,311,159
Everbridge, Inc.**	94,739	5,377,386
Five9, Inc.**	118,248	5,169,803
SendGrid, Inc.**	93,619	4,041,532
ShotSpotter, Inc.**	38,110	1,188,270
Smartsheet, Inc. — A**	105,066	2,611,941
Upland Software, Inc.**	110,204	2,995,345
Zscaler, Inc.**	96,914	3,799,998

		32,534,860

Information Technology Services — 3.4%
Endava PLC — SP ADR[1]**	113,242	2,744,986
I3 Verticals, Inc. — A**	149,481	3,602,492
Virtusa Corp.**	63,090	2,687,003

		9,034,481

Semiconductors & Semiconductor Equipment — 1.8%
Inphi Corp.**	61,315	1,971,277
SMART Global Holdings, Inc.**	88,742	2,635,637

		4,606,914

Total INFORMATION TECHNOLOGY		46,176,255

CONSUMER DISCRETIONARY — 13.8%
Hotels, Restaurants & Leisure — 5.2%
BJ’s Restaurants, Inc.	25,220	1,275,375
Century Casinos, Inc.[1]**	212,556	1,570,789
Eldorado Resorts, Inc.**	43,099	1,560,615
Monarch Casino & Resort, Inc.**	36,382	1,387,610

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
Noodles & Co.**	236,960	$1,656,350
PlayAGS, Inc.**	142,780	3,283,940
Wingstop, Inc.	47,115	3,024,312

		13,758,991

Textiles, Apparel & Luxury Goods — 3.2%
Crocs, Inc.**	230,083	5,977,556
Movado Group, Inc.	81,433	2,574,911

		8,552,467

Leisure Equipment & Products — 2.2%
Malibu Boats, Inc. — A**	110,651	3,850,655
MasterCraft Boat Holdings, Inc.**	110,092	2,058,720

		5,909,375

Household Durables — 1.7%
Legacy Housing Corp.**	70,158	836,985
Skyline Champion Corp.	112,491	1,652,493
The Lovesac Co.[1]**	84,904	1,947,698

		4,437,176

Internet & Catalog Retail — 0.6%
Duluth Holdings, Inc. — B**	63,266	1,596,201
Specialty Retail — 0.6%
Boot Barn Holdings, Inc.**	86,487	1,472,874
Distributors — 0.3%
Funko, Inc. — A**	65,633	863,074

Total CONSUMER DISCRETIONARY		36,590,158

INDUSTRIALS — 12.9%
Machinery — 3.0%
Columbus McKinnon Corp.	79,498	2,396,070
Kadant, Inc.	27,666	2,253,672
Kornit Digital, Ltd.**	139,534	2,612,076
Luxfer Holdings PLC	40,780	718,951

		7,980,769

Construction & Engineering — 2.7%
Ameresco, Inc. — A**	91,492	1,290,037
Comfort Systems USA, Inc.	56,645	2,474,254
NV5 Global, Inc.**	38,701	2,343,346
Sterling Construction Co., Inc.**	104,574	1,138,811

		7,246,448

Aerospace & Defense — 2.5%
Cubic Corp.	25,220	1,355,323
Kratos Defense & Security
Solutions, Inc.**	254,392	3,584,383
Mercury Systems, Inc.**	33,088	1,564,732

		6,504,438

Electrical Equipment — 1.2%
Sunrun, Inc.**	164,034	1,786,330

	Number of Shares	Value (Note A)
TPI Composites, Inc.**	59,316	$1,457,987

		3,244,317

Professional Services — 1.0%
Willdan Group, Inc.**	73,725	2,578,901
Airlines — 0.8%
Mesa Air Group, Inc.**	258,966	1,996,628
Commercial Services & Supplies — 0.7%
Casella Waste Systems, Inc. — A**	65,217	1,858,032
Building Products — 0.5%
PGT Innovations, Inc.**	90,149	1,428,862
Trading Companies & Distributors — 0.5%
SiteOne Landscape Supply, Inc.**	23,664	1,307,909

Total INDUSTRIALS		34,146,304

CONSUMER STAPLES — 5.6%
Food Products — 2.5%
Calavo Growers, Inc.	15,848	1,156,270
Freshpet, Inc.**	105,054	3,378,537
Limoneira Co.	109,756	2,145,730

		6,680,537

Food & Staples Retailing — 1.5%
The Chefs’ Warehouse, Inc.**	120,519	3,854,198
Beverages — 0.9%
Primo Water Corp.**	176,636	2,474,670
Personal Products — 0.7%
Medifast, Inc.	14,920	1,865,298

Total CONSUMER STAPLES		14,874,703

FINANCIALS — 4.0%
Insurance — 1.6%
Goosehead Insurance, Inc. — A**	89,541	2,354,033
Kinsale Capital Group, Inc.	32,576	1,809,923

		4,163,956

Real Estate Investment Trust — 0.9%
Innovative Industrial Properties, Inc.	50,520	2,293,103
Thrifts & Mortgage Finance — 0.8%
NMI Holdings, Inc. — A**	126,740	2,262,309
Commercial Banks — 0.7%
Live Oak Bancshares, Inc.	38,206	565,831
TriState Capital Holdings, Inc.**	71,198	1,385,513

		1,951,344

Total FINANCIALS		10,670,712

COMMUNICATION SERVICES — 3.4%
Interactive Media & Services — 2.2%
QuinStreet, Inc.**	354,681	5,756,473

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
Diversified Telecommunication Services — 1.2%
Bandwidth, Inc. — A**	78,587	$3,202,420

Total COMMUNICATION SERVICES		8,958,893

ENERGY — 1.4%
Energy Equipment & Services — 1.1%
Cactus, Inc. — A**	63,250	1,733,683
Solaris Oilfield Infrastructure, Inc. — A	95,666	1,156,602

		2,890,285

Oil, Gas & Consumable Fuels — 0.3%
Berry Petroleum Corp.	95,379	834,566

Total ENERGY		3,724,851

MATERIALS — 0.3%
Metals & Mining — 0.3%
Materion Corp.	14,601	656,899

Total MATERIALS		656,899

Total EQUITY SECURITIES (Cost $209,853,958)		263,046,630

TOTAL INVESTMENTS (COST $209,853,958)	99.4%	$263,046,630
Other Assets In Excess Of Liabilities	0.6%	1,560,215

Net Assets	100.0%	$264,606,845

[1]

Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.

**	Non-income producing security

ADR — American Depository Receipt

SP ADR — Sponsored American Depository Receipt

Top Ten Holdings*

Crocs, Inc.	2.3%
QuinStreet, Inc.	2.2%
Everbridge, Inc.	2.0%
Five9, Inc.	2.0%
Argenx SE — ADR	1.9%
OrthoPediatrics Corp.	1.8%
Loxo Oncology, Inc.	1.8%
Array BioPharma, Inc.	1.8%
Vericel Corp.	1.8%
Tactile Systems Technology, Inc.	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2018.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2018

Industry	Percent of Net Assets
Aerospace & Defense	2.5%
Airlines	0.8%
Beverages	0.9%
Biotechnology	15.0%
Building Products	0.5%
Commercial Banks	0.7%
Commercial Services & Supplies	0.7%
Construction & Engineering	2.7%
Distributors	0.3%
Diversified Telecommunication Services	1.2%
Electrical Equipment	1.2%
Energy Equipment & Services	1.1%
Food & Staples Retailing	1.5%
Food Products	2.5%
Health Care Equipment & Supplies	14.3%
Health Care Providers & Services	0.9%
Health Care Technology	3.9%
Hotels, Restaurants & Leisure	5.2%
Household Durables	1.7%
Information Technology Services	3.4%

Industry	Percent of Net Assets
Insurance	1.6%
Interactive Media & Services	2.2%
Internet & Catalog Retail	0.6%
Leisure Equipment & Products	2.2%
Life Sciences Tools & Services	3.8%
Machinery	3.0%
Metals & Mining	0.3%
Oil, Gas & Consumable Fuels	0.3%
Personal Products	0.7%
Pharmaceuticals	2.6%
Professional Services	1.0%
Real Estate Investment Trust	0.9%
Semiconductors & Semiconductor Equipment	1.8%
Software	12.3%
Specialty Retail	0.6%
Textiles, Apparel & Luxury Goods	3.2%
Thrifts & Mortgage Finance.	0.8%
Trading Companies & Distributors	0.5%
Other Assets in Excess of Liabilities	0.6%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Small Cap Growth Fund (“Fund”) Investor class (DVSMX) returned 3.33% and Institutional class (DNSMX) returned 3.59% for the year ended December 31, 2018. This return outperformed the Fund’s benchmark, the Russell 2000® Growth Index (the “Benchmark”), which returned -9.31% for the same period.

After robust US market performance for most of the year, the fourth quarter experienced one of the largest fourth quarter declines in market history. Market breadth was poor as all major sectors and market caps sold off sharply. Small caps declined more than large caps and value declined less than growth and the most defensive areas of the market outperformed.

It appears that potential monetary and trade policy missteps by the Federal Reserve and the White House, along with fears that the trade war with China is slowing overall global trade weighed down market sentiment in the fourth quarter. Additionally, the significant economic growth slowdown in the EU and more notably in China signal a weakening in end-demand growth for most cyclical industries that are essential for global growth. However, for 2018, US equities still experienced more broad-based strength and outperformed relative to the rest of the world.

For the year 2018, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the health care and information technology services sectors.

Loxo Oncology, Inc. (Ticker: LOXO) was the top contributor to Fund performance for the period. The biopharmaceutical company develops medicines for patients with genetically defined cancers. Lartrectinib, the company’s lead product, received FDA approval in November and is prepared for launch. The targeted therapy is tumor-agnostic and treats reselectable or locally advanced microsatellite instability-high solid tumors. Additionally, the company’s LOXO-292 was granted “Breakthrough Therapy Designation” by the FDA, adding to gains for the company.

RingCentral, Inc. (Ticker: RNG) also contributed to the Fund’s performance for the period. The company provides global enterprise cloud communications and collaboration solutions. Company performance in 2018 was driven by a year of strong growth, exceeding investor expectations. Enterprise subscription growth and channel partnership successes were the main drivers of growth. The announced acquisition of Dimelo, a cloud-based digital customer engagement platform, should also expand the company’s digital engagement capabilities.

During the period, the two sectors that detracted the most value from Fund performance versus the Benchmark were selections within the industrials and energy sectors.

The holding that detracted the most from the Fund’s return during the period was Solaris Oilfield Infrastructure, Inc. (Ticker: SOI). The company supplies mobile proppant management systems that unload, store, and deliver proppant at oil and natural gas well sites. Falling oil prices have led to difficulties for oil field services companies overall. While the company did deliver solid fundamental performance that exceeded Street expectations as it continues to gain market share, the stock underperformed due to weak energy sector performance and as crude oil weighed on overall earnings estimates.

Ensco plc (Ticker: ESV) was also a detractor to the Fund’s returns for the period. The company provides offshore drilling services to the petroleum industry. Its share price fell in concert with other offshore drillers, due to lower oil prices. Performance results for the third quarter were still in line with estimates and although fourth quarter estimates have been reduced, long term forecasts remain solid.

As we enter 2019, we believe that the outlook for US equities will depend on key items such as the Federal Open Market Committee’s monetary policy, the slope of the yield curve, US/China trade policy, stabilization of the US and Global economies and the health of corporate earnings. We further perceive trade and geopolitical uncertainty to be a significant hurdle for capital expenditure and consumer spending growth.

Although current conditions may have created a “growth scare” it is our view that other factors suggest a recession is not yet around the corner. While GDP and the Purchasing Manager’s Index have weakened, they both remain expansionary. Meanwhile, the labor market remains robust and consumer spending is still positive. The US consumer and economy may benefit from larger tax refunds due to 2018 tax reforms, lower crude oil prices, lower interest rates and a weaker US dollar. The much more dovish tone of the Federal

Reserve on rate hikes was a major positive for the market and signals what was once a headwind could become a tailwind in 2019. Other economic data has also shown some signs of strength and stabilization. As a US-centric fund, we are minimally exposed to continued weakness in Europe, China, and other regions outside the US. We continue to hold and discover an exciting number of companies across a wide number of industries that are hitting growth inflections and appear poised to exceed expectations.

Thank you for investing alongside us in the Driehaus Small Cap Growth Fund. We appreciate your continued confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership

Average Annual Total Returns as of 12/31/18	1 Year	Since Inception (8/21/17 - 12/31/18)	3 Years	5 Years	10 Years
Driehaus Small Cap Growth Fund Investor Class (DVSMX)[1]	3.33%	15.77%	14.34%	9.22%	15.44%
Driehaus Small Cap Growth Fund Institutional Class (DNSMX)[1]	3.59%	16.05%	14.46%	9.29%	15.48%
Russell 2000® Growth Index[2]	–9.31%	3.00%	7.24%	5.13%	13.52%

[1]

The Driehaus Small Cap Growth Fund (“the Fund”) performance shown above includes the performance of the Driehaus Institutional Small Cap, L.P. (the “Predecessor Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Partnership was managed by the same investment team with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Partnership’s assets together with the assets of the Driehaus Institutional Small Cap Recovery Fund, L.P., Driehaus Small Cap Recovery Fund, L.P. and Driehaus Small Cap Investors, L.P. (together, the “Limited Partnerships”) on August 21, 2017. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The performance of the Predecessor Partnership is shown here because it has been in operation the longest. The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Partnership’s performance has not been restated to reflect estimated expenses applicable to each class of shares of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The performance data includes reinvested dividends. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 97.7%

HEALTH CARE — 28.7%
Biotechnology — 12.6%
Allakos, Inc.**	17,027	$890,001
Argenx SE — ADR**	25,214	2,422,309
Array BioPharma, Inc.**	164,794	2,348,314
Ascendis Pharma AS — ADR**	9,744	610,462
Atara Biotherapeutics, Inc.**	25,340	880,312
CareDx, Inc.**	64,689	1,626,281
Global Blood Therapeutics, Inc.**	17,400	714,270
Loxo Oncology, Inc.**	19,329	2,707,413
Mirati Therapeutics, Inc.**	15,889	674,011
Orchard Therapeutics PLC — ADR**	57,586	905,828
Repligen Corp.**	13,114	691,632
Sarepta Therapeutics, Inc.**	12,930	1,411,051
Vericel Corp.**	31,467	547,526

		16,429,410

Health Care Equipment & Supplies — 7.7%
AxoGen, Inc.**	13,968	285,366
Glaukos Corp.**	16,517	927,760
Haemonetics Corp.**	8,053	805,703
Inogen, Inc.**	7,400	918,858
Insulet Corp.**	9,079	720,146
iRhythm Technologies, Inc.**	19,781	1,374,384
SI-BONE, Inc.**	72,148	1,507,172
Sientra, Inc.**	55,397	704,096
Tactile Systems Technology, Inc.**	47,357	2,157,111
Tandem Diabetes Care, Inc.**	16,230	616,253

		10,016,849

Health Care Technology — 4.4%
HMS Holdings Corp.**	22,891	643,924
Inspire Medical Systems, Inc.**	44,858	1,895,250
Omnicell, Inc.**	20,866	1,277,834
Teladoc Health, Inc.**	13,536	670,980
Vocera Communications, Inc.**	32,657	1,285,053

		5,773,041

Pharmaceuticals — 2.1%
MyoKardia, Inc.**	30,986	1,513,976
Reata Pharmaceuticals, Inc. — A**	12,318	691,040
Tricida, Inc.**	24,762	583,888

		2,788,904

Health Care Providers & Services — 1.9%
BioTelemetry, Inc.**	18,120	1,082,126
Guardant Health, Inc.**	37,650	1,415,263

		2,497,389

Total HEALTH CARE		37,505,593

	Number of Shares	Value (Note A)

CONSUMER DISCRETIONARY — 23.6%
Hotels, Restaurants & Leisure — 7.0%
BJ’s Restaurants, Inc.	9,309	$470,756
Eldorado Resorts, Inc.**	56,038	2,029,136
Planet Fitness, Inc. — A**	47,892	2,567,969
PlayAGS, Inc.**	47,156	1,084,588
SeaWorld Entertainment, Inc.**	53,924	1,191,181
Wingstop, Inc.	27,985	1,796,357

		9,139,987

Diversified Consumer Services — 4.1%
Bright Horizons Family Solutions, Inc.**	6,944	773,909
Chegg, Inc.**	55,293	1,571,427
Grand Canyon Education, Inc.**	16,772	1,612,460
Strategic Education, Inc.	12,231	1,387,240

		5,345,036

Textiles, Apparel & Luxury Goods — 4.0%
Canada Goose Holdings, Inc.**	14,202	620,911
Crocs, Inc.**	69,047	1,793,841
Deckers Outdoor Corp.**	16,764	2,144,954
Movado Group, Inc.	20,912	661,237

		5,220,943

Specialty Retail — 3.1%
Five Below, Inc.**	8,363	855,702
Monro, Inc.	33,782	2,322,513
RH**	7,794	933,877

		4,112,092

Leisure Equipment & Products — 1.9%
Callaway Golf Co.	48,545	742,739
Malibu Boats, Inc. — A**	48,365	1,683,102

		2,425,841

Auto Components — 1.3%
Fox Factory Holding Corp.**	28,216	1,661,076
Distributors — 0.9%
Pool Corp.	8,279	1,230,673
Internet & Catalog Retail — 0.9%
Etsy, Inc.**	25,168	1,197,242
Household Durables — 0.4%
Roku, Inc.**	18,496	566,717

Total CONSUMER DISCRETIONARY		30,899,607

INFORMATION TECHNOLOGY — 20.5%
Software — 13.3%
Altair Engineering, Inc. — A**	38,169	1,052,701
Alteryx, Inc. — A**	31,334	1,863,433
Coupa Software, Inc.**	12,842	807,248
Elastic NV**	10,360	740,533
Everbridge, Inc.**	39,944	2,267,221

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)
Five9, Inc.**	60,675	$2,652,711
RingCentral, Inc. — A**	31,409	2,589,358
SendGrid, Inc.**	46,633	2,013,147
Smartsheet, Inc. — A**	30,262	752,313
Zscaler, Inc.**	69,294	2,717,018

		17,455,683

Information Technology Services — 5.1%
Endava PLC — SP ADR[1]**	50,513	1,224,435
EPAM Systems, Inc.**	15,462	1,793,747
EVERTEC, Inc.	68,821	1,975,163
Evo Payments, Inc. — A**	40,195	991,611
MongoDB, Inc.**	8,083	676,870

		6,661,826

Semiconductors & Semiconductor Equipment — 1.4%
Inphi Corp.**	26,299	845,513
SMART Global Holdings, Inc.**	32,439	963,438

		1,808,951

Communications Equipment — 0.7%
Acacia Communications, Inc.**	23,540	894,520

Total INFORMATION TECHNOLOGY		26,820,980

INDUSTRIALS — 11.3%
Machinery — 2.8%
Columbus McKinnon Corp.	24,457	737,134
Gates Industrial Corp. PLC**	51,588	683,025
Harsco Corp.**	39,894	792,295
Kornit Digital, Ltd.**	76,104	1,424,667

		3,637,121

Aerospace & Defense — 2.6%
Axon Enterprise, Inc.**	12,950	566,563
Cubic Corp.	15,428	829,101
Kratos Defense & Security Solutions, Inc.**	94,282	1,328,433
Mercury Systems, Inc.**	15,571	736,353

		3,460,450

Electrical Equipment — 2.0%
Generac Holdings, Inc.**	38,931	1,934,871
Sunrun, Inc.**	57,239	623,333

		2,558,204

Commercial Services & Supplies — 1.3%
Clean Harbors, Inc.**	22,410	1,105,934
MSA Safety, Inc.	6,605	622,653

		1,728,587

Trading Companies & Distributors — 1.1%
Beacon Roofing Supply, Inc.**	20,702	656,667

	Number of Shares	Value (Note A)
SiteOne Landscape Supply, Inc.**	14,491	$800,918

		1,457,585

Airlines — 1.0%
Spirit Airlines, Inc.**	21,925	1,269,896
Construction & Engineering — 0.5%
NV5 Global, Inc.**	11,598	702,259

Total INDUSTRIALS		14,814,102

CONSUMER STAPLES — 4.9%
Food Products — 2.5%
Calavo Growers, Inc.	8,183	597,032
Freshpet, Inc.**	40,036	1,287,558
The Simply Good Foods Co.**	75,539	1,427,687

		3,312,277

Food & Staples Retailing — 1.1%
Casey’s General Stores, Inc.	10,912	1,398,264
Personal Products — 0.7%
Medifast, Inc.	7,388	923,648
Beverages — 0.6%
Primo Water Corp.**	57,741	808,951

Total CONSUMER STAPLES		6,443,140

FINANCIALS — 2.6%
Consumer Finance — 1.5%
Green Dot Corp. — A**	24,063	1,913,490
Real Estate Investment Trust — 1.1%
Americold Realty Trust	59,097	1,509,337

Total FINANCIALS		3,422,827

COMMUNICATION SERVICES — 2.3%
Interactive Media & Services — 2.3%
ANGI Homeservices, Inc. — A**	61,521	988,642
QuinStreet, Inc.**	125,327	2,034,057

Total COMMUNICATION SERVICES		3,022,699

MATERIALS — 2.2%
Chemicals — 1.7%
Ingevity Corp.**	26,931	2,253,855
Metals & Mining — 0.5%
Allegheny Technologies, Inc.**	30,765	669,754

Total MATERIALS		2,923,609

UTILITIES — 1.1%
Water Utilities — 1.1%
AquaVenture Holdings, Ltd.**	71,822	1,356,718

Total UTILITIES		1,356,718

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2018

	Number of Shares	Value (Note A)

ENERGY — 0.5%
Energy Equipment & Services — 0.5%
Cactus, Inc. — A**	25,344	$694,679

Total ENERGY		694,679

Total EQUITY SECURITIES (Cost $124,925,927)		127,903,954

TOTAL INVESTMENTS (COST $124,925,927)	97.7%	$127,903,954
Other Assets In Excess Of Liabilities	2.3%	3,029,243

Net Assets	100.0%	$130,933,197

[1]

Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC, the Fund’s investment adviser.

**	Non-income producing security

ADR — American Depository Receipt

SP ADR — Sponsored American Depository Receipt

Top Ten Holdings*

Zscaler, Inc.	2.1%
Loxo Oncology, Inc.	2.1%
Five9, Inc.	2.0%
RingCentral, Inc. — A	2.0%
Planet Fitness, Inc. — A	2.0%
Argenx SE — ADR	1.9%
Array BioPharma, Inc.	1.8%
Monro, Inc.	1.8%
Everbridge, Inc.	1.7%
Ingevity Corp.	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2018.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund

Schedule of Investments

December 31, 2018

Industry	Percent of Net Assets
Aerospace & Defense	2.6%
Airlines	1.0%
Auto Components	1.3%
Beverages	0.6%
Biotechnology	12.6%
Chemicals	1.7%
Commercial Services & Supplies	1.3%
Communications Equipment	0.7%
Construction & Engineering	0.5%
Consumer Finance	1.5%
Distributors	0.9%
Diversified Consumer Services	4.1%
Electrical Equipment	2.0%
Energy Equipment & Services	0.5%
Food & Staples Retailing	1.1%
Food Products	2.5%
Health Care Equipment & Supplies	7.7%
Health Care Providers & Services	1.9%
Health Care Technology	4.4%
Hotels, Restaurants & Leisure	7.0%

Industry	Percent of Net Assets
Household Durables	0.4%
Information Technology Services	5.1%
Interactive Media & Services	2.3%
Internet & Catalog Retail	0.9%
Leisure Equipment & Products	1.9%
Machinery	2.8%
Metals & Mining	0.5%
Personal Products	0.7%
Pharmaceuticals	2.1%
Real Estate Investment Trust	1.1%
Semiconductors & Semiconductor Equipment	1.4%
Software	13.3%
Specialty Retail	3.1%
Textiles, Apparel & Luxury Goods	4.0%
Trading Companies & Distributors	1.1%
Water Utilities	1.1%
Other Assets in Excess of Liabilities	2.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Statements of Assets and Liabilities

December 31, 2018

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
ASSETS:
Investments, at cost	$1,172,445,389	$85,872,158

Investments, at fair value	$1,338,561,073	$85,627,212
Foreign currency, at fair value*	8,995,098	1,269,923
Cash and cash equivalents	123,897,795	3,791,326
Receivables:
Dividends	2,707,338	202,044
Investment securities sold	4,867,215	3,987,329
Fund shares sold	3,117,065	825,128
Foreign taxes	669,951	665,722
Due from affiliates	—	—
Net unrealized appreciation on unsettled foreign currency transactions	—	5,828
Prepaid expenses	53,517	6,179

TOTAL ASSETS	1,482,869,052	96,380,691

LIABILITIES:
Payables:
Investment securities purchased	26,297,210	—
Fund shares redeemed	8,710,782	1,459,368
Net unrealized depreciation on unsettled foreign currency transactions	1,998	—
Line of credit and accrued interest	—	5,002,222
Due to affiliates	1,510,315	128,906
Accrued foreign capital gains taxes	—	—
Audit and tax fees	53,545	55,595
Accrued expenses	193,997	81,470

TOTAL LIABILITIES	36,767,847	6,727,561

NET ASSETS	$1,446,101,205	$89,653,130

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2018:
Paid-in capital	$1,354,408,505	$145,357,729
Total distributable earnings (deficit)	91,692,700	(55,704,599)

NET ASSETS	$1,446,101,205	$89,653,130

NET ASSETS	—	$89,653,130
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	—	8,299,025
NET ASSET VALUE	—	$10.80
INVESTOR CLASS SHARES:
NET ASSETS	$791,655,713	—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	24,892,882	—
NET ASSET VALUE	$31.80	—
INSTITUTIONAL CLASS SHARES:
NET ASSETS	$654,445,492	—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	20,606,549	—
NET ASSET VALUE	$31.76	—

*	The cost of foreign currency was $8,965,224, $1,265,808, $288,587, $127,459, $0 and $0, respectively.

Notes to Financial Statements are an integral part of this Statement.

Statements of Assets and Liabilities

December 31, 2018

Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund

$12,403,592	$216,428,285	$209,853,958	$124,925,927

$13,498,557	$214,233,289	$263,046,630	$127,903,954
289,911	128,989	—	—
425,335	2,556,688	5,537,447	7,162,412

15,121	707,823	68,229	21,471
265,713	415,975	91,491	—
—	1,108,024	57,257	591,172
—	—	—	—
6,869	—	—	—
—	—	—	—
4,544	9,100	24,000	23,800

14,506,050	219,159,888	268,825,054	135,702,809

137,533	—	2,306,213	4,531,650
22,134	434,450	1,558,116	146,926
725	1,825	—	—
—	—	—	—
—	192,755	318,158	33,824
22,025	—	—	—
49,498	44,845	35,135	37,955
67,012	55,526	587	19,257

298,927	729,401	4,218,209	4,769,612

$14,207,123	$218,430,487	$264,606,845	$130,933,197

$13,572,633	$227,742,315	$223,561,156	$138,579,263
634,490	(9,311,828)	41,045,689	(7,646,066)

$14,207,123	$218,430,487	$264,606,845	$130,933,197

$14,207,123	$218,430,487	$264,606,845	—
1,991,275	26,858,496	23,827,711	—
$7.13	$8.13	$11.11	—

—	—	—	$7,537,710
—	—	—	646,350
—	—	—	$11.66

—	—	—	$123,395,487
—	—	—	10,543,259
—	—	—	$11.70

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations

For the Year Ended December 31, 2018

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
INVESTMENT INCOME (LOSS):
Income:
Dividends*	$34,962,259	$4,172,470

Total income	34,962,259	4,172,470

Expenses:
Investment advisory fee	17,243,889	3,140,761
Administration fee	884,975	237,744
Professional fees	290,201	51,441
Audit and tax fees	80,159	89,623
Federal and state registration fees	69,000	30,000
Custodian fees	463,743	1,091,626
Transfer agent fees	415,202	61,507
Trustees’ fees	191,197	62,384
Chief compliance officer fees	20,000	20,000
Reports to shareholders	128,267	28,208
Interest expense	—	7,454
Shareholder services fees (Investor Class)	2,183,482	—
Miscellaneous	100,696	42,428

Total expenses	22,070,811	4,863,176

Investment advisory fees recaptured (waived)	—	—
Administration fees waived	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(200,522)	(38,797)

Net expenses	21,870,289	4,824,379

Net investment income (loss)	13,091,970	(651,909)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS:
Net realized gain (loss) from security transactions	(40,316,284)	(5,801,862)
Net realized foreign exchange gain (loss)	(4,240,355)	(1,194,822)
Net realized gain (loss) on forward foreign currency contracts	—	399,999
Net realized gain (loss) on written options	—	(1,611,211)
Net realized gain (loss) on purchased options	—	1,665,600
Net realized gain (loss) on swap contracts	—	(593,215)
Net change in unrealized foreign exchange gain (loss)	(201,755)	(61,429)
Net change in unrealized appreciation (depreciation) on swap contracts	—	949,854
Net change in unrealized appreciation (depreciation) on purchased options	—	5,208
Net change in unrealized appreciation (depreciation) on investments	(260,478,343)	(46,098,260)

Net realized and unrealized gain (loss) on investment transactions	(305,236,737)	(52,340,138)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(292,144,767)	$(52,992,047)

*	Dividends are net of $3,877,103, $297,540, $100,489, $563,590, $0 and $1,779 non-reclaimable foreign taxes withheld, respectively.

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations

For the Year Ended December 31, 2018

Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund

$948,480	$3,953,385	$884,128	$292,429

948,480	3,953,385	884,128	292,429

493,186	3,923,060	4,831,153	571,524
100,416	293,660	307,914	122,117
22,398	67,436	80,473	32,743
77,841	57,773	47,850	48,420
21,000	23,000	26,000	54,000
106,510	52,191	36,671	27,460
37,603	49,636	61,176	79,666
45,383	70,611	75,953	49,195
20,000	20,000	20,000	20,000
9,868	20,288	30,465	11,461
—	—	2,158	—
—	—	—	1,201
31,457	44,576	48,378	26,640

965,662	4,622,231	5,568,191	1,044,427

(308,095)	—	—	(80,104)
—	—	—	(2,057)
—	—	—	(48,225)
(1,005)	(21,372)	(87,461)	(21,419)

656,562	4,600,859	5,480,730	892,622

291,918	(647,474)	(4,596,602)	(600,193)

1,922,840	15,062,277	57,475,280	(9,010,176)
(178,994)	(90,603)	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(2,725)	(4,112)	—	—
—	—	—	—
—	—	—	—
(8,816,255)	(62,116,449)	(31,956,231)	(6,057,156)

(7,075,134)	(47,148,887)	25,519,049	(15,067,332)

$(6,783,216)	$(47,796,361)	$20,922,447	$(15,667,525)

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund
	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2018	For the year ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$13,091,970	$5,778,516	$(651,909)	$389,221
Net realized gain (loss) on investment transactions	(44,556,639)	216,606,652	(7,135,511)	35,916,209
Net change in unrealized gain (loss) on investment transactions	(260,680,098)	322,194,791	(45,204,627)	37,285,591

Net increase (decrease) in net assets resulting from operations	(292,144,767)	544,579,959	(52,992,047)	73,591,021

Distributions from distributable earnings to shareholders:
Fund	—	—	—	—
Investor Class Shares	(33,373,513)	(7,508,221)	—	—
Institutional Class Shares	(29,571,288)	(3,509,534)	—	—

Total distribution to shareholders**	(62,944,801)	(11,017,755)	—	—

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	46,460,249	92,470,261
Investor Class Shares	248,502,111	271,797,882	—	—
Institutional Class Shares	435,408,153	491,937,774	—	—
Reinvestment of distributions:
Fund	—	—	—	—
Investor Class Shares	32,164,851	6,838,405	—	—
Institutional Class Shares	25,064,735	2,999,863	—	—
Cost of shares redeemed:
Fund	—	—	(174,964,581)	(156,312,117)
Investor Class Shares	(560,155,804)	(844,792,483)	—	—
Institutional Class Shares	(159,370,078)	(18,766,180)	—	—
Redemption fees:
Fund	—	—	3,515	9,900
Investor Class Shares	47,011	44,733	—	—
Institutional Class Shares	29,188	5,674	—	—

Net increase (decrease) in net assets derived from capital share transactions	21,690,167	(89,934,332)	(128,500,817)	(63,831,956)

Total increase (decrease) in net assets	(333,399,401)	443,627,872	(181,492,864)	9,759,065

NET ASSETS:

Beginning of period	$1,779,500,606	$1,335,872,734	$271,145,994	$261,386,929

End of period	$1,446,101,205	$1,779,500,606	$89,653,130	$271,145,994

*	Fund commenced operations on August 21, 2017.

**	The table on Page 48 of this report provides additional information regarding the characterization of distributions for the period ended December 31, 2017.

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

Driehaus Frontier Emerging Markets Fund		Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund		Driehaus Small Cap Growth Fund
For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2018	For the period August 21, 2017 through December 31, 2017*

$291,918	$904,665	$(647,474)	$(1,268,910)	$(4,596,602)	$(4,330,379)	$(600,193)	$(103,225)
1,743,846	3,691,591	14,971,674	57,904,888	57,475,280	54,316,286	(9,010,176)	2,869,260
(8,818,980)	6,823,367	(62,120,561)	41,013,409	(31,956,231)	15,229,939	(6,057,156)	4,026,863

(6,783,216)	11,419,623	(47,796,361)	97,649,387	20,922,447	65,215,846	(15,667,525)	6,792,898

(2,215,377)	(2,425,809)	(30,824,444)	(45,275,762)	(72,862,388)	(26,974,093)	—	—
—	—	—	—	—	—	(209,521)	(22,468)
—	—	—	—	—	—	(3,384,429)	(642,608)

(2,215,377)	(2,425,809)	(30,824,444)	(45,275,762)	(72,862,388)	(26,974,093)	(3,593,950)	(665,076)

1,607,916	3,010,067	75,278,152	31,966,198	114,618,353	62,642,640	—	—
—	—	—	—	—	—	11,673,140	1,270,517
—	—	—	—	—	—	108,943,026	36,880,432

2,215,377	2,425,416	28,587,722	40,876,829	65,764,404	25,135,678	—	—
—	—	—	—	—	—	209,521	22,468
—	—	—	—	—	—	3,384,429	642,608

(26,710,448)	(41,654,531)	(132,180,063)	(70,258,314)	(186,474,543)	(200,086,696)	—	—
—	—	—	—	—	—	(3,748,523)	(68,562)
—	—	—	—	—	—	(10,289,299)	(4,900,123)

864	70	4,036	1,731	105,720	9,825	—	—
—	—	—	—	—	—	2,471	—
—	—	—	—	—	—	44,745	—

(22,886,291)	(36,218,978)	(28,310,153)	2,586,444	(5,986,066)	(112,298,553)	110,219,510	33,847,340

(31,884,884)	(27,225,164)	(106,930,958)	54,960,069	(57,926,007)	(74,056,800)	90,958,035	39,975,162

$46,092,007	$73,317,171	$325,361,445	$270,401,376	$322,532,852	$396,589,652	$39,975,162	$—

$14,207,123	$46,092,007	$218,430,487	$325,361,445	$264,606,845	$322,532,852	$130,933,197	$39,975,162

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

Distributions from net investment income and from realized gains are no longer required to be separately disclosed, and parenthetical disclosure of undistributed net investment income is no longer required. See Note A in the Notes to Financial Statements. The table below provides this information for the year or period ended December 31, 2017:

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
Net investment income:
Fund	$—	$—	$(112,019)	$—	$—	$—
Investor Class Shares	(7,508,221)	—	—	—	—	—
Institutional Class Shares	(3,509,534)	—	—	—	—	—
Net realized gains:
Fund	—	—	(2,313,790)	(45,275,762)	(26,974,093)	—
Investor Class Shares	—	—	—	—	—	(22,468)
Institutional Class Shares	—	—	—	—	—	(642,608)

Total distributions	$(11,017,755)	$—	$(2,425,809)	$(45,275,762)	$(26,974,093)	$(665,076)

Undistributed net investment income (loss)	$(668,759)	$181,870	$(192,922)	$(1,215,046)	$(343,289)	$—

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund — Investor Class

Financial Highlights

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014

Net asset value, beginning of period	$39.64	$27.98	$26.52	$29.63	$32.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	0.26 ^	0.11 ^	0.03	0.06	0.04

Net realized and unrealized gain (loss)	(6.73)	11.78	1.54	(3.17)	(1.99)

Total income (loss) from investment operations	(6.47)	11.89	1.57	(3.11)	(1.95)

LESS DISTRIBUTIONS:

Dividends from net investment income	(0.16)	(0.23)	(0.11)	—	—

Distributions from capital gains	(1.21)	—	—	—	(0.95)

Total distributions	(1.37)	(0.23)	(0.11)	—	(0.95)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00 ~

Net asset value, end of period	$31.80	$39.64	$27.98	$26.52	$29.63

Total Return	(16.26)%	42.52%	5.88%	(10.49)%	(5.96)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$791,656	$1,266,365	$1,335,873	$1,362,421	$1,701,219

Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.38%	1.54%	1.65%	1.65%	1.65%

Ratio of net expenses to average net assets	1.37%#	1.53%#	1.63%#	1.64%#	1.63%#

Ratio of net investment income (loss) to average net assets	0.69%#	0.33%#	0.11%#	0.22%#	0.11%#

Portfolio turnover	218%	176%	232%	257%	289%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Institutional Class

Financial Highlights

	For the year ended December 31, 2018	For the period July 17, 2017 through December 31, 2017

Net asset value, beginning of period	$39.61	$34.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	0.32	0.12	^

Net realized and unrealized gain (loss)	(6.71)	4.92

Total income (loss) from investment operations	(6.39)	5.04

LESS DISTRIBUTIONS:

Dividends from net investment income	(0.25)	(0.28)

Distributions from capital gains	(1.21)	—

Total distributions	(1.46)	(0.28)

Redemption fees added to paid-in capital	0.00 ~	0.00	~

Net asset value, end of period	$31.76	$39.61

Total Return	(16.08)%	14.47	%**

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$654,445	$513,135

Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.17%	1.17	%*

Ratio of net expenses to average net assets	1.16%#	1.16	%*#

Ratio of net investment income (loss) to average net assets	0.89%#	0.71	%*#

Portfolio turnover	218%	176	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2018		For the year ended December 31, 2017		For the year ended December 31, 2016	For the year ended December 31, 2015		For the year ended December 31, 2014

Net asset value, beginning of period	$14.21		$10.66		$11.85	$13.21		$12.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	(0.04	)^	0.02	^	(0.03)^	(0.05	)^	(0.02	)^

Net realized and unrealized gain (loss)	(3.37)		3.53		(1.14)	(1.31)		0.74

Total income (loss) from investment operations	(3.41)		3.55		(1.17)	(1.36)		0.72

LESS DISTRIBUTIONS:

Dividends from net investment income	—		—		(0.02)	—		—

Distributions from capital gains	—		—		—	—		—

Total distributions	—		—		(0.02)	—		—

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00 ~	0.00	~	0.00	~

Net asset value, end of period	$10.80		$14.21		$10.66	$11.85		$13.21

Total Return	(24.00)%		33.30%		(9.97)%	(10.22)%		5.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$89,653		$271,146		$261,387	$432,718		$510,175

Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	2.27	%¥	1.82%		1.75%	1.69	%¥	1.73%

Ratio of net expenses to average net assets	2.26	%#¥	1.80	%#	1.73%#	1.68	%#¥	1.71	%+#

Ratio of net investment income (loss) to average net assets	(0.30	)%#	0.15	%#	(0.26)%#	(0.39	)%#	(0.14	)%+#

Portfolio turnover	207%		243%		240%	306%		265%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+

Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until August 21, 2014.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥

Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2018 and 2015. The interest expense is from utilizing the line of credit (see Note E in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Frontier Emerging Markets Fund

Financial Highlights

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the period May 4, 2015 through December 31, 2015

Net asset value, beginning of period	$10.86	$9.56	$8.80	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	0.09 ^	0.15 ^	0.12 ^	(0.01)

Net realized and unrealized gain (loss)	(2.50)	1.76	0.69	(1.19)

Total income (loss) from investment operations	(2.41)	1.91	0.81	(1.20)

LESS DISTRIBUTIONS:

Dividends from net investment income	(0.14)	(0.03)	(0.05)	—

Distributions from capital gains	(1.18)	(0.58)	—	—

Total distributions	(1.32)	(0.61)	(0.05)	—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	—

Net asset value, end of period	$7.13	$10.86	$9.56	$8.80

Total Return	(21.96)%	20.04%	9.26%	(12.00	)%**

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$14,207	$46,092	$73,317	$19,570

Ratio of expenses before reimbursements, waivers and fees paid indirectly and fees recaptured, if any, to average net assets	2.94%	2.33%	2.50%	3.89	%*

Ratio of net expenses to average net assets	2.00%+#	1.99%+#	1.99%+#	2.00	%*+#

Ratio of net investment income (loss) to average net assets	0.89%+#	1.44%+#	1.31%+#	(0.22	)%*+#

Portfolio turnover	108%	105%	90%	66	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average share method.

~	Amount represents less than $0.01 per share

+

Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 4, 2015. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until May 3, 2021.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014

Net asset value, beginning of period	$11.39	$9.33	$10.08	$9.20	$10.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	(0.02)^	(0.04)	(0.02)	(0.02)^	(0.04)

Net realized and unrealized gain (loss)	(1.92)	3.88	(0.61)	1.17	(0.42)

Total income (loss) from investment operations	(1.94)	3.84	(0.63)	1.15	(0.46)

LESS DISTRIBUTIONS:

Dividends from net investment income	—	—	—	(0.03)	(0.06)

Distributions from capital gains	(1.32)	(1.78)	(0.12)	(0.24)	(1.12)

Total distributions	(1.32)	(1.78)	(0.12)	(0.27)	(1.18)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00 ~

Net asset value, end of period	$8.13	$11.39	$9.33	$10.08	$9.20

Total Return	(16.92)%	41.44%	(6.22)%	12.58%	(4.32)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$218,430	$325,361	$270,401	$341,249	$218,979

Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.50%	1.73%	1.72%	1.71%	1.74%

Ratio of net expenses to average net assets	1.49%#	1.71%#	1.70%#	1.70%#	1.72%#

Ratio of net investment income (loss) to average net assets	(0.21)%#	(0.44)%#	(0.15)%#	(0.19)%#	(0.40)%#

Portfolio turnover	118%	143%	151%	251%	277%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2018	For the year ended December 31, 2017		For the year ended December 31, 2016		For the year ended December 31, 2015		For the year ended December 31, 2014

Net asset value, beginning of period	$14.44	$12.65		$10.74		$11.25		$10.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	(0.19)	(0.18	)^	(0.11	)^	(0.14	)^	(0.14)

Net realized and unrealized gain (loss)	0.55	3.26		2.02		0.08		1.01

Total income (loss) from investment operations	0.36	3.08		1.91		(0.06)		0.87

LESS DISTRIBUTIONS:

Dividends from net investment income	—	—		—		—		—

Distributions from capital gains	(3.69)	(1.29)		—		(0.45)		(0.36)

Total distributions	(3.69)	(1.29)		—		(0.45)		(0.36)

Redemption fees added to paid-in capital	0.00 ~	0.00	~	0.00	~	0.00	~	0.00	~

Net asset value, end of period	$11.11	$14.44		$12.65		$10.74		$11.25

Total Return	3.88%	24.30%		17.78%		(0.55)%		8.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$264,607	$322,533		$396,590		$282,178		$111,846

Ratio of expenses before reimbursements, waivers and fees paid indirectly and fees recaptured, if any, to average net assets	1.44%¥	1.45	%¥	1.48%		1.53%		1.59%

Ratio of net expenses to average net assets	1.42%#¥	1.43	%#¥	1.44	%+#	1.52	%+#	1.60	%+#

Ratio of net investment income (loss) to average net assets	(1.19)%#	(1.33	)%#	(1.00	)%+#	(1.21	)%+#	(1.39	)%+#

Portfolio turnover	156%	177%		180%		183%		191%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+

Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 17, 2016.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥

Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2018 and 2017. The interest expense is from utilizing the line of credit (see Note E in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Investor Class

Financial Highlights

	For the year ended December 31, 2018		For the period August 21, 2017 through December 31, 2017

Net asset value, beginning of period	$11.62		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	(0.12	)^	(0.04	)^

Net realized and unrealized gain (loss)	0.48		1.86

Total income (loss) from investment operations	0.36		1.82

LESS DISTRIBUTIONS:

Dividends from net investment income	—		—

Distributions from capital gains	(0.33)		(0.20)

Total distributions	(0.33)		(0.20)

Redemption fees added to paid-in capital	0.01		—

Net asset value, end of period	$11.66		$11.62

Total Return	3.33%		18.18	%**

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$7,538		$1,344

Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	2.57%		7.86	%*

Ratio of net expenses to average net assets	1.18	%+#	1.20	%*+

Ratio of net investment income (loss) to average net assets	(0.87	)%+#	(0.94	)%*+

Portfolio turnover	193%		66	%**

*	Annualized

**	Not Annualized

^	Net investment loss per share has been calculated using the average share method.

+

Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Investor Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Investor Class’s operating expense cap of 1.20% of average daily net assets until August 20, 2020.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Institutional Class

Financial Highlights

	For the year ended December 31, 2018		For the period August 21, 2017 through December 31, 2017

Net asset value, beginning of period	$11.63		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)	(0.08	)^	(0.03	)^

Net realized and unrealized gain (loss)	0.47		1.86

Total income (loss) from investment operations	0.39		1.83

LESS DISTRIBUTIONS:

Dividends from net investment income	—		—

Distributions from capital gains	(0.33)		(0.20)

Total distributions	(0.33)		(0.20)

Redemption fees added to paid-in capital	0.01		—

Net asset value, end of period	$11.70		$11.63

Total Return	3.59%		18.28	%**

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$123,395		$38,631

Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.04%		1.48	%*

Ratio of net expenses to average net assets	0.93	%+#	0.95	%*+

Ratio of net investment income (loss) to average net assets	(0.62	)%+#	(0.69	)%*+

Portfolio turnover	193%		66	%**

*	Annualized

**	Not Annualized

^	Net investment loss per share has been calculated using the average share method.

+

Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Institutional Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Institutional Class’s operating expense cap of 0.95% of average daily net assets until August 20, 2020.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds

Notes to Financial Statements

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with nine separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The six series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus Emerging Markets Small Cap Growth Fund	08/22/11
Driehaus Frontier Emerging Markets Fund	05/04/15
Driehaus International Small Cap Growth Fund	09/17/07
Driehaus Micro Cap Growth Fund*	11/18/13
Driehaus Small Cap Growth Fund	08/21/17

*	On September 29, 2017, the Driehaus Micro Cap Growth Fund was closed to new investors.

The Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund each offer two classes of shares, designated as Institutional Class and Investor Class. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and voting privileges with respect to the Fund in general. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of each Fund pay pro rata the costs of management of that Fund’s portfolio, including the management fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class.

The investment objective of each Fund is to maximize capital appreciation.

Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Driehaus Emerging Markets Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization emerging markets companies.

Driehaus Frontier Emerging Markets Fund seeks to achieve its objective by investing primarily in equity securities of frontier emerging markets companies.

Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Driehaus Micro Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization U.S. companies exhibiting strong growth characteristics.

Driehaus Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of U.S. small capitalization companies.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Cash is held at U.S. financial institutions, and at times, may exceed the amount insured by the U.S. Federal Deposit Insurance Corporation. The Funds consider highly liquid investments, with maturities of ninety days or less when purchased to be cash equivalents, and such investments may include money market mutual fund investments. All such investments are categorized in Level 1 of the fair value hierarchy.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Securities Valuation and Transactions

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2018 is as follows:

Fund	Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Driehaus Emerging Markets Growth Fund

Equity Securities:

Africa	$63,707,103	$63,707,103	$—	$—

Europe	133,715,977	130,147,736	3,568,241	—

Far East	907,325,074	907,325,074	—	—

North America	64,302,403	64,302,403	—	—

South America	154,211,236	154,211,236	—	—

Middle East	15,299,280	15,299,280	—	—

Total Investments	$1,338,561,073	$1,334,992,832	$3,568,241	$—

Driehaus Emerging Markets Small Cap Growth Fund

Investments in Securities*	$85,627,212	$85,627,212	$—	$—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund	Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Driehaus Frontier Emerging Markets Fund

Equity Securities:

Africa	$1,259,708	$1,259,708	$—	$—

Europe	1,322,720	1,322,720	—	—

Far East	7,201,177	6,561,041	640,136	—

Middle East	2,647,985	2,647,985	—	—

North America	51,702	51,702	—	—

South America	928,416	928,416	—	—

Equity Certificates*	86,849	—	86,849	—

Total Investments	$13,498,557	$12,771,572	$726,985	$—

Driehaus International Small Cap Growth Fund

Investments in Securities*	$214,233,289	$214,233,289	$—	$—

Driehaus Micro Cap Growth Fund

Investments in Securities*	$263,046,630	$263,046,630	$—	$—

Driehaus Small Cap Growth Fund

Investments in Securities*	$127,903,954	$127,903,954	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily. The Funds’ investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Options Contracts

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security. The Driehaus Emerging Markets Small Cap Growth Fund used both purchased and written options during the year ended December 31, 2018 to hedge exposure to certain countries, sectors or currencies.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended December 31, 2018, the average monthly volume of purchased and written options based on premium value for Driehaus Emerging Markets Small Cap Growth Fund were $699,920 and $186,406, respectively.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2018, the Funds had no outstanding option contracts.

Swap Contracts

The Driehaus Emerging Markets Small Cap Growth Fund may engage in various swap transactions, including forward rate agreements and interest rate, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps during the year ended December 31, 2018 to protect against credit events and interest rate swaps to hedge currency risks.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as net change in unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the fair value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at December 31, 2018, for the Driehaus Emerging Markets Small Cap Growth Fund was $0.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as net change in unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2018, the Driehaus Emerging Markets Small Cap Growth Fund had no outstanding swap contracts.

Forward Foreign Currency Contracts

The Driehaus Emerging Markets Small Cap Growth Fund used forward foreign currency contracts during the year ended December 31, 2018 to hedge foreign currency exposure in the portfolio. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The fair value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in fair value is recorded as net change in unrealized appreciation or depreciation on the Statements of Operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Fund could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of December 31, 2018, the Driehaus Emerging Markets Small Cap Growth Fund had no outstanding forward foreign currency contracts.

Foreign Currency Spot Contracts

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2018, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The net unrealized appreciation or depreciation on spot contracts is reflected as Net unrealized appreciation or depreciation on unsettled foreign currency transactions in the Statements of Assets and Liabilities.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On December 31, 2018, Driehaus Frontier Emerging Markets Fund had unrealized appreciation (depreciation) of $29,791 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Driehaus Frontier Emerging Markets Funds represented 0.6% of its total market value of investments at December 31, 2018.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Driehaus Frontier Emerging Markets Fund’s derivative contracts by primary risk exposure as of December 31, 2018:

Risk exposure category	Asset derivatives	Fair value
Equity contracts	Investments, at fair value	$86,849

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2018.

	Amount of realized gain (loss) on derivatives
Risk exposure category	Credit Default Swap Contracts	Interest Rate Swap Contracts	Purchased Options	Written Options	Forward Foreign Currency Contracts
Credit contracts	$(1,073,421)	$—	$—	$—	$—
Equity contracts	—	—	1,665,600	(1,611,211)	—
Foreign currency contracts	—	—	—	—	399,999
Interest contracts	—	480,206	—	—	—

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2018.

	Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Credit Default Swap Contracts	Interest Rate Swap Contracts	Purchased Options
Credit contracts	$937,408	$—	$—
Equity contracts	—	—	5,208
Interest rate contracts	—	12,446	—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Driehaus Frontier Emerging Markets Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2018.

Change in unrealized appreciation (depreciation) on securities transactions
Risk exposure category	Equity Certificates
Equity contracts	$70

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2018, 2017, 2016 and 2015 remain open to Federal and state audit. As of December 31, 2018, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from United States Generally Accepted Accounting Principles (“U.S. GAAP”).

For the year ended December 31, 2018, reclassifications were recorded to distributable earnings (deficit) and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and foreign capital gain taxes paid. Results of operations and net assets were not affected by these reclassifications.

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
Distributable earnings (deficit)	$842,422	$931,799	$—	$738,077	$3,318,245	$651,287
Paid-in capital	(842,422)	(931,799)	—	(738,077)	(3,318,245)	(651,287)

Accumulated capital losses represent net capital loss carryovers that may be available for an unlimited period to offset future realized capital gains and thereby reduce future capital gains distributions. Capital loss carryover retains the character of the original loss. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of December 31, 2018:

	Unlimited Period of Net Capital Loss Carryover
Fund	Short-Term	Long- Term	Accumulated Capital Loss Carryover
Driehaus Emerging Markets Small Cap Growth Fund	$54,441,364	$—	$54,441,364

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Pursuant to Federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2018, the following qualified late-year losses were deferred and recognized on January 1, 2019:

Fund	Late-Year Ordinary Loss Deferral	Total Capital Loss Deferral	Total
Driehaus Emerging Markets Growth Fund	$—	$57,688,347	$57,688,347
Driehaus Emerging Markets Small Cap Growth Fund	149,500	—	149,500
Driehaus Frontier Emerging Markets Fund	—	408,807	408,807
Driehaus International Small Cap Growth Fund	—	6,704,891	6,704,891
Driehaus Micro Cap Growth Fund	11,898	8,462,610	8,474,508
Driehaus Small Cap Growth Fund	—	9,458,398	9,458,398

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Distributions paid from:	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
Ordinary income	$8,970,853	$—	$233,541	$5,657,722	$22,348,104	$1,454,358
Net long-term capital gain	53,973,948	—	1,981,836	25,166,722	50,514,284	2,139,592

Total distributions paid	$62,944,801	$—	$2,215,377	$30,824,444	$72,862,388	$3,593,950

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from:	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
Ordinary income	$11,017,755	$—	$112,002	$21,815,148	$—	$222,898
Net long-term capital gain	—	—	2,313,807	23,460,614	26,974,093	442,178

Total distributions paid	$11,017,755	$—	$2,425,809	$45,275,762	$26,974,093	$665,076

As of December 31, 2018, the components of net assets on a tax basis were as follows:

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
Undistributed ordinary income	$—	$—	$38,003	$—	$—	$—
Undistributed long-term capital gain	—	—	—	51,014	—	412,411

Accumulated earnings	$—	$—	$38,003	$51,014	$—	$412,411
Paid-in capital	1,354,408,505	145,357,729	13,572,633	227,742,315	223,561,156	138,579,263
Accumulated capital and other losses	(57,688,347)	(54,590,864)	(408,807)	(6,704,891)	(8,474,508)	(9,458,398)
Unrealized appreciation (depreciation) on foreign currency	(60,409)	(2,916)	398	(3,316)	—	—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
Unrealized appreciation on investments	$149,441,456	$(1,110,819)	$1,004,896	$(2,654,635)	$49,520,197	$1,399,921
Other temporary differences	—	—	—	—	—	—

Net assets	$1,446,101,205	$89,653,130	$14,207,123	$218,430,487	$264,606,845	$130,933,197

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (“PFIC”) mark-to-market.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of December 31, 2018, were as follows:

Fund	Basis	Gross Appreciation	Gross Depreciation	Net Appreciation/ Depreciation
Driehaus Emerging Markets Growth Fund	$1,189,119,617	$214,707,050	$(65,265,594)	$149,441,456
Driehaus Emerging Markets Small Cap Growth Fund	$86,738,031	$8,552,964	$(9,663,783)	$(1,110,819)
Driehaus Frontier Emerging Markets Fund	$12,493,661	$2,153,436	$(1,148,540)	$1,004,896
Driehaus International Small Cap Growth Fund	$216,887,924	$24,592,670	$(27,247,305)	$(2,654,635)
Driehaus Micro Cap Growth Fund	$213,526,433	$65,873,091	$(16,352,894)	$49,520,197
Driehaus Small Cap Growth Fund	$126,504,033	$9,942,825	$(8,542,904)	$1,399,921

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on spot contracts underlying securities transactions and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Recent Accounting Pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statements of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

B.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus is Chairman of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer. As of December 31, 2018, Richard H. Driehaus controls the Driehaus Frontier Emerging Markets Fund due to his power to vote a majority of the shares of the Fund.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Driehaus Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets. Driehaus Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 0.60% of the Fund’s average daily net assets. From January 1, 2018 to October 31, 2018, the Driehaus Emerging Markets Small Cap Growth Fund paid the Adviser a monthly fee computed and accrued daily at the annual rate of 1.50% of the Fund’s average daily net assets. Effective November 1, 2018, the Driehaus Emerging Markets Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.15% of the Fund’s average daily net assets. The Driehaus Frontier Emerging Markets Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.50% of the Fund’s average daily net assets. Driehaus International Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of the Fund’s average daily net assets. Prior to July 2, 2018, the Driehaus International Small Cap Growth Fund paid the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of the Fund’s average daily net assets. The Driehaus Emerging Markets Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.05% on the first $1.5 billion and 0.75% in excess of $1.5 billion of the Fund’s average daily net assets.

Effective November 1, 2018, DCM entered into a contractual agreement to cap Driehaus Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.45% of average daily net assets until October 31, 2021. DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap. For the year ended December 31, 2018, DCM waived fees for Driehaus Emerging Markets Small Cap Growth Fund totaling $0 under this agreement. The amount of potential recovery expiring October 31, 2021 was $0.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

DCM has entered into a contractual agreement to cap Driehaus Frontier Emerging Markets Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 2.00% of average daily net assets until May 3, 2021. For a period not to exceed three years from the date on which the waiver or reimbursement was made, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap. For the year ended December 31, 2018, DCM waived fees for Driehaus Frontier Emerging Markets Fund totaling $308,095 under this agreement. The amount of potential recovery expiring May 3, 2021 was $747,024.

DCM has entered into a contractual agreement to cap Driehaus Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Class and 0.95% of average daily net assets for the Institutional Class until August 20, 2020. For a period of three years subsequent to the Fund’s commencement of operations on August 21, 2017, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that each share class’s expense ratio remains below the respective operating expense cap in place at the time of the waiver and the current operating expense cap. For the year ended December 31, 2018, DCM waived fees for Driehaus Small Cap Growth Fund totaling $80,104 under this agreement. The amount of potential recovery expiring August 20, 2020 was $147,277.

The amounts incurred and payable to DCM during the year ended December 31, 2018 are as follows:

Fund	Advisory Fees	Advisory Fees Payable/(Receivable) (included in Due to affiliate/(Due from affiliate))
Driehaus Emerging Markets Growth Fund	$17,243,889	$1,312,610
Driehaus Emerging Markets Small Cap Growth Fund	3,140,761	128,906
Driehaus Frontier Emerging Markets Fund	493,186	(6,869)
Driehaus International Small Cap Growth Fund	3,923,060	192,755
Driehaus Micro Cap Growth Fund	4,831,153	318,158
Driehaus Small Cap Growth Fund	571,524	33,824

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2018, these arrangements reduced the expenses of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund and Driehaus Small Cap Growth Fund by $200,522 (0.9%), $38,797 (0.8%), $1,005 (0.1%), $21,372 (0.5%), $87,461 (1.6%) and $21,419 (2.1%), respectively.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Funds’ administrative and accounting agent. In compensation for these services, BNY Mellon earns the greater of a monthly minimum fee or a monthly fee based upon average daily net assets. BNY Mellon has agreed to waive a portion of its monthly fee for administrative services for the first two years of operations for Driehaus Small Cap Growth Fund. For the year ended December 31, 2018, BNY Mellon waived $2,057 for Driehaus Small Cap Growth Fund. BNY Mellon also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, BNY Mellon earns a monthly fee based on shareholder processing activity during the month. BNY Mellon has agreed to waive a portion of its monthly fee for transfer agent services for the first two years of

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

operations for Driehaus Small Cap Growth Fund. For the year ended December 31, 2018, BNY Mellon waived $48,225 for Driehaus Small Cap Growth Fund.

DS LLC is the Funds’ distributor. DS LLC does not earn any compensation from the Funds for these services. DS LLC has entered into a Fee Reimbursement Agreement (“Agreement”) with the Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund. Under these Agreements, the Funds reimburse DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Investor Class shares of the Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund. Currently, the amount to be reimbursed will not exceed 0.25% of the Investor Class’ average daily net assets held by such intermediaries.

The amounts incurred and payable to DS LLC during the year ended December 31, 2018 are as follows:

Fund	Shareholder Services Fees	Accrued Shareholder Services Fees (included in Due to affiliate)
Driehaus Emerging Markets Growth Fund	$2,183,482	$197,705
Driehaus Small Cap Growth Fund	1,201	—

C.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations and options, for the year ended December 31, 2018 were as follows:

Fund	Purchases	Sales
Driehaus Emerging Markets Growth Fund	$3,459,874,578	$3,466,440,788
Driehaus Emerging Markets Small Cap Growth Fund	406,907,855	525,878,824
Driehaus Frontier Emerging Markets Fund	32,506,930	53,198,347
Driehaus International Small Cap Growth Fund	346,160,306	401,494,349
Driehaus Micro Cap Growth Fund	583,978,346	668,395,145
Driehaus Small Cap Growth Fund	285,800,077	182,740,434

D.  CAPITAL SHARE TRANSACTIONS

For the years ended December 31, 2018 and 2017, transactions in capital shares (authorized shares unlimited) were as follows:

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund		Driehaus Frontier Emerging Markets Fund
	2018	2017	2018	2017	2018	2017
Fund
Shares issued	—	—	3,442,832	7,441,081	153,635	293,210
Shares reinvested	—	—	—	—	313,793	227,525
Shares redeemed	—	—	(14,229,116)	(12,881,043)	(2,721,351)	(3,942,460)

Net increase (decrease)	—	—	(10,786,284)	(5,439,962)	(2,253,923)	(3,421,725)

Investor Class
Shares issued	6,511,231	53,291,270	—	—	—	—
Shares reinvested	1,023,706	175,258	—	—	—	—
Shares redeemed	(14,592,102)	(69,265,507)	—	—	—	—

Net increase (decrease)	(7,057,165)	(15,798,979)	—	—	—	—

Institutional Class
Shares issued	11,261,606	13,364,735	—	—	—	—
Shares reinvested	798,753	76,939	—	—	—	—
Shares redeemed	(4,408,218)	(487,266)	—	—	—	—

Net increase (decrease)	7,652,141	12,954,408	—	—	—	—

Total net increase (decrease)	594,976	(2,844,571)	—	—	—	—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

	Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund		Driehaus Small Cap Growth Fund
	2018	2017	2018	2017	2018	2017
Fund
Shares issued	6,768,601	2,719,395	6,979,421	4,641,406	—	—
Shares reinvested	3,560,115	3,643,211	6,239,529	1,738,290	—	—
Shares redeemed	(12,040,667)	(6,783,946)	(11,725,708)	(15,385,865)	—	—

Net increase (decrease)	(1,711,951)	(421,340)	1,493,242	(9,006,169)	—	—

Investor Class
Shares issued	—	—	—	—	802,721	120,209
Shares reinvested	—	—	—	—	18,657	1,942
Shares redeemed	—	—	—	—	(290,721)	(6,458)

Net increase (decrease)	—	—	—	—	530,657	115,693

Institutional Class
Shares issued	—	—	—	—	7,683,576	3,684,462
Shares reinvested	—	—	—	—	300,304	55,493
Shares redeemed	—	—	—	—	(762,745)	(417,831)

Net increase (decrease)	—	—	—	—	7,221,135	3,322,124

Total net increase (decrease)	—	—	—	—	7,751,792	3,437,817

E.  LINE OF CREDIT

The Funds, together with other funds in the Trust, obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder redemptions subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%, or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst all funds that have access to the line. Driehaus Emerging Markets Small Cap Growth Fund utilized the line of credit during the periods October 19, 2018 to October 24, 2018 and December 28, 2018 to December 31, 2018. For the period October 19, 2018 to October 24, 2018, the average daily loan balance outstanding on days where borrowings existed was $8,500,000 and the weighted average interest rate was 3.70%. For the period December 28, 2018 to December 31, 2018, the average daily loan balance outstanding on days where borrowings existed was $5,000,000 and the weighted average interest rate was 4.00%. The interest expense, which is included on the Statements of Operations, was $7,454 for Driehaus Emerging Markets Small Cap Growth Fund. Driehaus Micro Cap Fund utilized the line of credit during the period November 6, 2018 to November 7, 2018. For the period November 6, 2018 to November 7, 2018, the average daily loan balance outstanding on days where borrowings existed was $10,500,000 and the weighted average interest rate was 3.70%. The interest expense, which is included on the Statements of Operations, was $2,158 for Driehaus Micro Cap Fund.

F.  FOREIGN INVESTMENT RISKS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

G.  REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

H.  SUBSEQUENT EVENTS

Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, and Driehaus Small Cap Growth Fund and the Board of Trustees of the Driehaus Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, and Driehaus Small Cap Growth Fund, (collectively referred to as the “Funds”), (six of the funds constituting the Driehaus Mutual Funds (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting the Driehaus Mutual Funds) at December 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds constituting the Driehaus Mutual Funds	Statement of operations	Statement of changes in net assets	Financial highlights

Driehaus Emerging Markets Growth Fund Driehaus Emerging Markets Small Cap Growth Fund Driehaus International Small Cap Growth Fund Driehaus Micro Cap Growth Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018

Driehaus Frontier Emerging Markets Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018 and the period from May 4, 2015 (commencement of operations) through December 31, 2015

Driehaus Small Cap Growth Fund	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from August 21, 2017 (commencement of operations) through December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm — (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Driehaus investment companies since 2002.

Chicago, Illinois

February 22, 2019

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust as of December 31, 2018:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustee:*

Stephen J. Kneeley 25 East Erie Street Chicago, IL 60611 YOB: 1963	Trustee and President	Since 2018 Since 2017	9	President and Chief Executive Officer of the Adviser since January 2018; Interim President and Interim Chief Executive Officer of Adviser March 2017 to December 2017; Chief Executive Officer, Context Asset Management, L.P. from 2014 to 2016.	Chairman of Board of Trustees, Context Capital Funds from 2014 to 2017; and Trustee, Copeland Trust from 2010 to 2017.

Independent Trustees:

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairman	Since 1996 Since 2014	9	Retired; President of Ludan, Inc. (real estate development services specializing in senior housing) from April 2008 to December 2014.	None.

Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	9	Retired; President and Chief Executive Officer, National Endowment for Financial Education, 2005 to July 2018.	None.

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	9	Relationship Manager, Great Lakes Advisors, Inc. since February 2008.	None.

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	9	Private Investor.	Independent Trustee, Brighthouse Funds Trust I since December 2000 and Brighthouse Funds Trust II since May 2009.

Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	9	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co. 1987 to 2014.	Independent Trustee, Brighthouse Funds Trust I and Brighthouse Funds Trust II, each since April 2018.

*	Mr. Kneeley became a Trustee on March 6, 2018. Mr. Kneeley is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser.

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Robert M. Kurinsky* 25 East Erie Street Chicago, IL 60611 YOB: 1972	Vice President and Treasurer	Since January 2019	Chief Financial Officer and Treasurer of the Adviser and Distributor since January 2019; Treasurer, Secretary and Chief Legal Officer of the Keeley Funds, Inc. through December 2018; President and Chief Operating Officer of Keeley-Teton Advisors, LLC from March 2017 to December 2018; Treasurer and Secretary of Joley Corp. and Keeley Holdings, Inc. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp. through February 2017.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	General Counsel and Secretary of the Adviser and Distributor since 2012.

Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer, Assistant Vice President and Anti-Money Laundering Compliance Officer	Since 2012 Since 2018	Anti-Money Laundering Compliance Officer of the Distributor since 2018; Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Secretary	Since 2015	Vice President and Manager, The Bank of New York Mellon since 2010.

Christine V. Mason 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1956	Assistant Secretary	Since 2015	Vice President and Manager, The Bank of New York Mellon since March 2018; and Senior Specialist, The Bank of New York Mellon from 2013 to March 2018.

Christina E.H. Jacobs** 25 East Erie Street Chicago, IL 60611 YOB: 1985	Assistant Secretary	Since January 2019	Senior Attorney of the Adviser since January 2019; Senior Attorney, Aegon USA Investment Management, LLC from December 2014 to January 2019; Head of Corporate Strategy and Support, Aegon USA Investment Management, LLC from April 2015 to January 2017; Attorney, Transamerica Life Insurance Company from May 2013 to December 2014.

*	Mr. Kurinsky became the Vice President and Treasurer on January 7, 2019, succeeding Michelle L. Cahoon.

**	Ms. Jacobs became the Assistant Secretary on January 7, 2019.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2018.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Emerging Markets Growth Fund — Investor Class

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Six Months Ended December 31, 2018*
Actual	$1,000	$889.90	$6.53
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.97

Driehaus Emerging Markets Growth Fund — Institutional Class

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period Ended December 31, 2018*
Actual	$1,000	$891.00	$5.67
Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06

Fund Expense Examples (unaudited) — (Continued)

Driehaus Emerging Markets Small Cap Growth Fund

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Six Months Ended December 31, 2018*
Actual	$1,000	$815.10	$10.39
Hypothetical (5% return before expenses)	$1,000	$1,013.76	$11.52

Driehaus Frontier Emerging Markets Fund

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Six Months Ended December 31, 2018*
Actual	$1,000	$852.60	$9.29
Hypothetical (5% return before expenses)	$1,000	$1,015.17	$10.11

Driehaus International Small Cap Growth Fund

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Six Months Ended December 31, 2018*
Actual	$1,000	$812.90	$5.62
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$6.26

Driehaus Micro Cap Growth Fund

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Six Months Ended December 31, 2018*
Actual	$1,000	$849.90	$6.57
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$7.17

Driehaus Small Cap Growth Fund — Investor Class

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period Ended December 31, 2018*
Actual	$1,000	$857.00	$5.48
Hypothetical (5% return before expenses)	$1,000	$1,019.31	$5.96

Fund Expense Examples (unaudited) — (Continued)

Driehaus Small Cap Growth Fund — Institutional Class

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period Ended December 31, 2018*
Actual	$1,000	$858.00	$4.31
Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.69

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus Emerging Markets Growth Fund — Investor Class	1.37%
Driehaus Emerging Markets Growth Fund — Institutional Class	1.19%
Driehaus Emerging Markets Small Cap Growth Fund	2.27%
Driehaus Frontier Emerging Markets Fund	1.99%
Driehaus International Small Cap Growth Fund	1.23%
Driehaus Micro Cap Growth Fund	1.41%
Driehaus Small Cap Growth Fund — Investor Class	1.17%
Driehaus Small Cap Growth Fund — Institutional Class	0.92%

Shareholder Information (unaudited)

TAX INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2018

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds designate the following amounts as a long-term capital gain distribution:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
$53,973,948	$—	$1,981,836	$25,166,722	$50,514,284	$2,139,592

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
100.00%	0.00%	100.00%	65.11%	3.30%	13.67%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Frontier Emerging Markets Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund
2.67%	0.00%	0.00%	0.00%	3.33%	12.89%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2018 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement and Review of an Amendment to the Investment Advisory Agreement for Driehaus Emerging Markets Small Cap Growth Fund

The Board of Trustees of Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DREGX”), Driehaus International Small Cap Growth Fund (“DRIOX”), Driehaus Micro Cap Growth Fund (“DMCRX”), Driehaus Emerging Markets Small Cap Growth Fund (“DRESX”) and Driehaus Frontier Emerging Markets Fund (“DRFRX”) (DREGX, DRIOX, DMCRX, DRESX and DRFRX are each a “Fund” and collectively, the “Funds”) on September 13, 2018 for an additional one-year term ending September 30, 2019. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on September 6, 2018 to review the materials provided in response to their request, and identified areas for further response by Fund management. Following receipt of further information from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and certain administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board received and considered performance information provided for each Fund (and share class, as applicable), comparing it to the performance of a peer universe of funds (the “Performance Universe”) and a peer group of funds (the “Performance Group”) as applicable, compiled by Broadridge using data from Lipper Analytical Services, Inc., (“Lipper”) and to each Fund’s primary benchmark index, as identified in reports to shareholders. The Board noted that the Adviser represented that because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records, it was meaningful to also analyze the performance over rolling time periods. The Board reviewed rolling performance for all the Funds other than Driehaus Emerging Markets Growth Fund (Institutional Shares) and Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares) for the 1-year, 3-year and 5-year returns, as applicable, over the life of each Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. The Board also noted that the rolling performance information for Driehaus Micro Cap Growth Fund included the performance of the Fund’s predecessor limited partnership for the 5-year period. Because the predecessor limited partnership did not operate as a mutual fund and was not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of the Fund’s longer-term performance information. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

As to the specific Funds, the Board considered that, as of June 30, 2018, Driehaus Emerging Markets Growth Fund’s (Investor Shares) performance was in the first quintile of its Performance Universe for the

1-year period and in the second quintile of its Performance Universe for the 3- and 5-year periods (the first quintile being the best performers and the fifth quintile being the worst performers). The Board noted that Driehaus Emerging Markets Growth Fund’s (Investor Shares) outperformed its benchmark index, the MSCI Emerging Markets Index, for the 1-, 3- and 5-year periods. The Board further noted that, as of June 30, 2018, Driehaus Emerging Markets Growth Fund’s (Institutional Shares) performance was in the first quintile of its Performance Universe for the since-inception period (the Fund’s Institutional Shares inception date was July 17, 2017) and that Driehaus Emerging Markets Growth Fund (Institutional Shares) outperformed its benchmark index for the since-inception period.

The Board considered that, as of June 30, 2018, Driehaus International Small Cap Growth Fund’s performance was in the first quintile of its Performance Universe for the 1-, 3- and 5-year periods. The Board noted that Driehaus International Small Cap Growth Fund outperformed its benchmark index, the MSCI All Country World ex USA Small Cap Growth Index, for the 1, 3- and 5-year periods.

The Board considered that, as of June 30, 2018, Driehaus Micro Cap Growth Fund’s performance was in the first quintile of its Performance Universe for the 1- and 3-year and since-inception periods (the Fund’s inception date was November 18, 2013). In addition, the Board noted that Driehaus Micro Cap Growth Fund outperformed its benchmark index, the Russell Microcap Growth Index, for the 1- and 3-year and since-inception periods.

The Board considered that, as of June 30, 2018, Driehaus Emerging Markets Small Cap Growth Fund’s performance was in the second quintile of its Performance Universe for the 1-year period, but in the fifth quintile of its Performance Universe for the 3- and 5-year periods reviewed. In addition, the Board noted that Driehaus Emerging Markets Small Cap Growth Fund outperformed its benchmark index, the MSCI Emerging Markets Small Cap Index (“MSCI EM Small Cap Index”) for the 1-year period, but underperformed the MSCI EM Small Cap Index for the 3- and 5-year periods. The Board also considered rolling relative performance, which for the majority of time periods outperformed the benchmark. The Board also noted the Adviser’s decisions to change the Fund’s strategy, effective November 1, 2018, to no longer use options as a principal investment strategy and to reduce the advisory fee and put into place an expense cap, which should decrease expenses and have a favorable impact on performance.

The Board considered that, as of June 30, 2018, Driehaus Frontier Emerging Markets Fund’s performance was in the first quintile of its Performance Group for the 1- and 3-year and since-inception periods (the Fund’s inception date was May 4, 2015). The Board noted that, due to the Fund’s unique investment strategy and limited investment universe, the Lipper Performance Group, as opposed to Performance Universe, provided a more relevant comparison of Fund performance. The Board also noted that Driehaus Frontier Emerging Markets Fund outperformed its benchmark index, the MSCI Frontier Markets Index, for the 3-year and since-inception periods and underperformed its benchmark index for the 1-year period. The Board also considered rolling relative performance, which measured over a 3-year period showed outperformance to the benchmark.

The Board considered that, as of June 30, 2018, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) performance was in the first quintile of its Performance Universe for the since-inception period (the Fund’s inception date was August 21, 2017). The Board noted that Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares) outperformed its benchmark index, the Russell 2000 Growth Index, for the since-inception period.

As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser supported renewal of the Agreement for each Fund.

Fees.    The Board considered each Fund’s contractual management fee rate, operating expenses and total expense ratio as of December 31, 2017 as compared to peer expense group information based on data compiled by Broadridge using data from Lipper Analytical Services, Inc., an independent provider of mutual fund data (“Lipper”), as of the most recent fiscal year end of each fund in the peer group (with fifth quintile being the highest fee). The Board noted that Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) contractual management fee rate was in the first quintile of its peer group, that Driehaus Emerging Markets Growth Fund’s (Investor Shares and Institutional Shares), Driehaus Frontier Emerging Markets Fund’s, Driehaus International Small Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s

contractual management fee rates were in the fourth quintile of their respective peer group and that Driehaus Emerging Markets Small Cap Growth Fund’s contractual management fee rate was in the fifth quintile of its peer group. The Board further noted that the Adviser had implemented a new advisory fee schedule for Driehaus International Small Cap Growth Fund, effective July 2, 2018, which lowered the Fund’s advisory fee rate to 1.00%. In addition, the Board noted that the Adviser implemented a new advisory fee schedule for Driehaus Emerging Markets Small Cap Growth Fund, effective November 1, 2018, which lowered the advisory fee rate to 1.15% (the “Revised Agreement”), and that the Adviser implemented an expense reimbursement arrangement, effective the same date. The Board considered that Driehaus Emerging Markets Small Cap Growth Fund’s contractual management fee rate under the Revised Agreement was lower than the median of its peer group.

The Board also considered that for the fiscal year ended December 31, 2017, Driehaus Frontier Emerging Markets Fund’s and Driehaus Small Cap Growth Fund’s (Investor Shares) total expense ratios were in the first quintile of their respective peer group, Driehaus Emerging Markets Growth Fund’s (Investor Shares and Institutional Shares) and Driehaus Micro Cap Growth Fund’s total expense ratios were in the second quintile of their respective peer group, Driehaus Emerging Markets Small Cap Growth Fund’s and Driehaus Small Cap Growth Fund’s (Institutional Shares) total expense ratios were in the third quintile of their respective peer group and Driehaus International Small Cap Growth Fund’s total expense ratio was in the fifth quintile of its peer group.    The Board noted that the total expense ratio for Driehaus Emerging Markets Small Cap Growth Fund under the Revised Agreement was in the first quintile of its peer group. In addition, the Board considered the expense reimbursement arrangement with the Adviser for Driehaus Frontier Emerging Markets Fund and Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares). The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts and sub-advised unaffiliated mutual funds, as applicable. With respect to institutional accounts and other mutual funds, the Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $363,000 in directed brokerage credits during calendar year 2017, which were used to reduce expenses of the Funds.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that Driehaus Micro Cap Growth Fund is currently closed to new investors in order to maintain assets at a level that the Adviser feels is prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee (except for Investor Shares of Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund), that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, the expense of which is reimbursed by the Adviser under an expense sharing arrangement with DS LLC, except for Driehaus Emerging Markets Growth Fund (Investor Shares) and Driehaus Small Cap Growth Fund (Investor Shares), which reimburse DS LLC under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the profitability calculated for the Trust as well as for the Funds individually (noting Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Frontier Emerging Markets Fund and Driehaus Small Cap Growth Fund operated at a loss and that profitability for Driehaus International Small Cap Growth Fund was expected to decline due to the decrease in its advisory fee rate), the profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale.    In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. The Board also determined that the terms of the Revised Agreement are fair and reasonable and that the approval of the Revised Agreement is in the best interests of the Driehaus Emerging Markets Small Cap Growth Fund. No single factor was determinative in the Board’s analysis.

DRH-AR2018

Driehaus Mutual Funds

Trustees & Officers

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Christopher J. Towle

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Stephen J. Kneeley

President & Trustee

Robert M. Kurinsky

Vice President & Treasurer

Janet L. McWilliams

Chief Legal Officer &

Assistant Vice President

Michael R. Shoemaker

Chief Compliance Officer,

Anti-Money Laundering

Compliance Officer &

Assistant Vice President

William H. Wallace, III

Secretary

Christina E.H. Jacobs

Assistant Secretary

Christine V. Mason

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2018

Driehaus Active Income Fund

Driehaus Event Driven Fund

Driehaus Multi-Asset Growth Economies Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds’ prospectus.

Driehaus Active Income Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Active Income Fund (“Fund”) returned -1.26% for the year ended December 31, 2018. This return underperformed the Fund’s benchmark, the FTSE 3-Month T-Bill Index, which returned 1.86% for the same period and the Bloomberg Barclays US Aggregate Bond Index, which returned 0.01% for the year.

2018 was a tale of two markets. The first three quarters of the year exhibited relatively low volatility and tepid risk sentiment. However, in November, credit market sentiment reversed course dramatically and indiscriminately; no class of corporate credit was spared from the ensuing sell-off. The formerly insatiable demand for corporate credit exposure ground to a halt, with investors shunning the opportunity to buy attractive securities at discounted prices. During the first three quarters of the year, the option-adjusted spread (“OAS”) of the ICE BofA ML US High Yield Index tightened by 35 basis points from 363 to 328; during the fourth quarter, capital appreciation from spread tightening was erased as the index widened by 205 basis points from 328 to 533. Similarly, the yield to maturity on the 10-year US Treasury Bond rose 63 basis points from 2.43% to 3.06% during the first three quarters of the year, and then tightened 37 basis points to end the fourth quarter at 2.69% as risk sentiment grew increasingly negative throughout the quarter. Returns across corporate credit indexes were negative for 2018 with the S&P/LSTA U.S. Leveraged Loan 100 Index returning -59 basis points for the year, the BAML US Corporate (Investment Grade) Index returning -225 basis points for the year and the BAML High Yield Index returning -227 basis points during 2018.

The interest rate hedge, which is constructed with US Treasury futures, was the most significant contributor for the year, driven by effective hedging techniques, Federal Reserve rate hikes and inflationary macroeconomic conditions. The convertible arbitrage strategy, which is an attempt to profit from changes in a company’s stock volatility or credit quality by purchasing a convertible bond and simultaneously shorting the same company’s stock, was the second most significant contributor, driven primarily by spread-tightening in long leaning positions in the technology industry.

On the negative side, the directional long strategy, which involves taking long positions in corporate debt or equity instruments with the anticipation of profiting from price movements in such assets, detracted the largest amount from performance. Gains in the bonds of two consumer companies and an aerospace and defense company were offset by losses in the bonds of two industrial companies and two financial companies. The event driven strategy, which focuses on generating gains from the consummation of an event such as a takeover, merger, reorganization or other pending corporate event, also detracted from performance due primarily to one large merger arbitrage position in the semiconductor industry. The capital structure arbitrage strategy, which is constructed to exploit potential price inefficiencies between two different securities of the same company, detracted from performance, as gains on the short side of these positions were not enough to offset losses on the long side. No other strategy detracted meaningfully from 2018 performance.

Although there seems to be an elevated amount of noise in the market today, we believe that today’s corporate credit market offers a much more attractive risk-adjusted return profile than it did for most of the last six years. While volatility abounds, and we believe it may persist, the tumult of the fourth quarter enabled us to position the Fund to achieve a portfolio yield of approximately 6% and remain conservatively hedged with net long exposure of approximately 60%. It is our view that the Fund is conservatively positioned, yet it carries an attractive portfolio yield and exposure to capital appreciation. In recent years, achieving an attractive level of yield while maintaining low net exposure and spread duration was challenging due to the combination of low rates and tight credit spreads. In contrast, today’s environment seems to facilitate it.

We believe that running this portfolio with conservative positioning and a yield above 6% provides the optionality to generate attractive risk-adjusted returns, regardless of the market’s future path. Low net exposure and a high coupon should buffer the Fund’s return profile in a risk-off scenario, while the potential for capital appreciation and a high coupon should in turn boost the Fund’s returns in a risk-on scenario. In a market of heightened volatility and uncertainty, maintaining flexibility and nimbleness is critical. Thanks in part to the very compelling opportunity set created in the fourth quarter, we believe we have positioned the portfolio to navigate the range of market situations that might unfold in the year ahead.

As we start 2019, we anticipate adding new long positions. The new positions being considered are composed of both loans and bonds but are centered in credits that are perceived to be less risky due to their higher position in creditor priority and shorter duration. Less risky positions such as these, however, were not

1

spared from the fourth quarter 2018 selloff and consequently we believe that they now offer attractive returns relative to their associated risk. We are also considering new capital structure arbitrage positions as the strategy is designed to thrive with increased volatility.

We continue to hedge duration of the portfolio to approximately zero. In 2019, we will continue to focus on minimizing hedging costs. Also, we are focusing on higher quality companies and higher priority securities that we expect will perform better in risk-off environments, which should also decrease our hedging costs. Finally, we continue to have approximately 10% of the Fund’s assets devoted to a directional short strategy, which is divided between investment grade bonds, non-investment grade bonds, and ETFs.

As always, we thank you for investing alongside us in the Driehaus Active Income Fund and would like to express our gratitude for your continued confidence in our management capabilities.

Sincerely,

Thomas McCauley	Yoav Sharon	John Khym
Portfolio Manager	Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

2

Driehaus Active Income Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Fund), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/18	1 Year	3 Years	5 Years	10 Years
Driehaus Active Income Fund (LCMAX)[1]	–1.26%	1.61%	0.57%	3.46%
FTSE 3-Month T-Bill Index[2]	1.86%	0.99%	0.60%	0.35%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	0.01%	2.06%	2.52%	3.48%

[1]

The Driehaus Active Income Fund (the “Fund”) performance shown above includes the performance of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) for the periods before the Fund’s registration statement became effective. The Fund received the assets and liabilities of the Predecessor Fund on June 1, 2009 through a reorganization of the Predecessor Fund into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended. The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund. Financial and performance information of the Fund includes the Predecessor Fund information.

[2]

The FTSE 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The FTSE 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

3

Driehaus Active Income Fund

Schedule of Investments

December 31, 2018

	Shares, Principal Amount, or Number of Contracts	Value

BANK LOANS — 36.81%
Advertising — 3.39%
Affinion Group, Inc. 10.04% (US LIBOR+775 basis points), 5/10/22[2,7]	$2,841,996	$2,797,604
Getty Images, Inc. 5.84% (US LIBOR+350 basis points), 10/18/19[2,7]	24,794,063	24,197,518

		26,995,122

Apparel — 1.44%
Boardriders, Inc. 8.84% (US LIBOR+650 basis points), 4/6/24[2,7]	11,476,987	11,448,295
Coal — 1.25%
Contura Energy, Inc. 7.32% (US LIBOR+500 basis points), 11/9/25[2,7]	10,000,000	9,925,000
Computers — 2.98%
DynCorp International, Inc. 8.17% (US LIBOR+600 basis points), 7/7/20[2,7]	6,467,782	6,435,443
McAfee LLC 6.27% (US LIBOR+375 basis points), 9/29/24[2,7]	9,842,757	9,608,991
McAfee LLC 10.74% (US LIBOR+850 basis points), 9/28/25[2,7]	7,700,000	7,667,930

		23,712,364

Distribution/Wholesale — 4.09%
Fossil Group, Inc. 9.37% (US LIBOR+700 basis points), 12/31/20[2,7]	32,317,683	32,533,080
Entertainment — 1.96%
Golden Entertainment, Inc. 9.35% (US LIBOR+700 basis points), 10/20/25[2,7]	16,118,000	15,594,165
Healthcare — Services — 0.93%
Envision Healthcare 6.04% (US LIBOR+375 basis points), 10/11/25[2,7]	5,000,000	4,673,200
Heartland Dental LLC 6.09% (US LIBOR+375 basis points), 4/30/25[2,7]	2,567,684	2,468,186

	Shares, Principal Amount, or Number of Contracts	Value
Heartland Dental LLC 6.10% (US LIBOR+375 basis points), 4/30/25[2,7]	$235,644	$226,513

		7,367,899

Insurance — 6.35%
Acrisure LLC 6.05% (US LIBOR+425 basis points), 11/22/23[2,7]	16,787,500	16,315,436
Acrisure LLC 6.09% (US LIBOR+375 basis points), 11/22/23[2,7]	2,537,250	2,404,044
Asurion LLC 9.02% (US LIBOR+650 basis points), 8/4/25[2,7]	29,128,049	28,891,530
Genworth Holdings, Inc. 6.65% (US LIBOR+450 basis points), 3/7/23[2,7]	2,912,913	2,876,501

		50,487,511

Internet — 2.04%
EIG Investors Corp. 5.81% (US LIBOR+375 basis points), 2/9/23[2,7]	9,904,831	9,613,877
Hoya Midco LLC 5.74% (US LIBOR+350 basis points), 6/30/24[2,7]	4,860,885	4,642,145
Uber Technologies, Inc. 5.65% (US LIBOR+350 basis points), 7/13/23[2,7]	2,029,795	1,952,419

		16,208,441

Investment Companies — 2.97%
Larchmont Resources LLC 9.77%, (US LIBOR+900 basis points), 8/7/20[2,4,7]	6,345,333	6,218,426
UFC Holdings LLC 9.80% (US LIBOR+750 basis points), 8/18/24[2,7]	17,537,000	17,427,394

		23,645,820

Leisure Time — 0.95%
Equinox Holdings, Inc. 9.34% (US LIBOR+700 basis points), 3/8/25[2,7]	7,500,000	7,524,975

Notes to Financial Statements are an integral part of this Schedule.

4

Driehaus Active Income Fund

Schedule of Investments

December 31, 2018

	Shares, Principal Amount, or Number of Contracts	Value
Media — 3.02%
Cumulus Media New Holdings, Inc. 7.03% (US LIBOR+450 basis points), 5/15/22[2,7]	$17,956,743	$16,901,785
NEP Group, Inc. 9.30% (US LIBOR+700 basis points), 10/19/26[2,7]	7,500,000	7,087,500

		23,989,285

Retail — 1.71%
Ascena Retail Group, Inc. 6.81% (US LIBOR+450 basis points), 8/21/22[2,7]	14,587,418	13,613,197
Telecommunications — 3.73%
Avaya, Inc. 6.69% (US LIBOR+425 basis points), 12/15/24[2,7]	19,284,800	18,670,097
Consolidated Communications, Inc. 5.25% (US LIBOR+300 basis points), 10/5/23[2,7]	11,664,623	10,957,455

		29,627,552

Total BANK LOANS (Cost $303,459,675)		292,672,706

CORPORATE BONDS — 44.90%
Aerospace & Defense — 1.22%
Bombardier, Inc. (Canada) 7.75%, 3/15/20[1,8]	9,590,000	9,733,850
Agriculture — 2.39%
Vector Group Ltd. 6.13%, 2/1/25[1,3]	22,360,000	19,006,000
Auto Manufacturers — 0.13%
Aston Martin Capital Holdings Ltd. (United Kingdom) 6.50%, 4/15/22[1,8]	1,100,000	1,039,500
Banks — 7.43%
JPMorgan Chase & Co. 5.99% (LIBOR 3 Month+347 basis points), 12/29/49[2,3]	21,081,000	20,791,136
State Street Corp. 3.79% (LIBOR 3 Month+100 basis points), 6/15/37[2,3]	21,383,000	16,785,655
USB Realty Corp. 3.58% (LIBOR 3 Month+115 basis points), 1/15/62[1,2,3]	24,835,000	21,482,275

		59,059,066

	Shares, Principal Amount, or Number of Contracts	Value
Building Materials — 0.56%
Builders FirstSource, Inc. 5.63%, 9/1/24[1,3]	$4,769,000	$4,423,248
Computers — 2.30%
DynCorp International, Inc. 11.88%, 11/30/20[3]	17,708,906	18,240,173
Diversified Financial Services — 3.90%
Curo Group Holdings Corp. 8.25%, 9/1/25[1,3]	15,000,000	11,775,000
ILFC E-Capital Trust I 4.55%, 12/21/65[1,2,3,9]	22,826,000	17,747,215
ILFC E-Capital Trust I 4.55%, 12/21/65[2,10]	1,950,000	1,516,125

		31,038,340

Healthcare — Products — 1.81%
DJO Finance LLC / DJO Finance Corp. 8.13%, 6/15/21[1]	14,000,000	14,420,000
Household Products/Wares — 2.81%
Spectrum Brands Holdings, Inc. 7.75%, 1/15/22[3]	22,075,000	22,350,938
Insurance — 0.97%
Genworth Holdings, Inc. 7.70%, 6/15/20	7,619,000	7,695,190
Internet — 2.43%
EIG Investors Corp. 10.88%, 2/1/24[3]	18,060,000	19,324,200
Investment Companies — 1.63%
Compass Group Diversified Holdings LLC 8.00%, 5/1/26[1,3]	13,098,000	12,967,020
Media — 5.49%
Altice France S.A. (France) 7.38%, 5/1/26[1,3,8]	11,320,000	10,386,100
Altice Luxembourg S.A. (Luxembourg) 7.75%, 5/15/22[1,3,8]	12,005,000	10,924,550
Lee Enterprises, Inc. 9.50%, 3/15/22[1,3]	14,075,000	14,356,500
Sinclair Television Group, Inc. 5.63%, 8/1/24[1,3]	8,535,000	8,001,562

		43,668,712

Mining — 1.42%
Mountain Province Diamonds, Inc. (Canada) 8.00%, 12/15/22[1,3,8]	11,260,000	11,293,780

Notes to Financial Statements are an integral part of this Schedule.

5

Driehaus Active Income Fund

Schedule of Investments

December 31, 2018

	Shares, Principal Amount, or Number of Contracts	Value
Oil & Gas — 0.00%
Rio Oil Finance Trust Series 2014-1 (Brazil) 9.25%, 7/6/24[1,3,8]	$3,127	$3,335
Packaging & Containers — 1.54%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 6.00%, 2/15/25[1,3,8]	13,260,000	12,240,571
Pharmaceuticals — 1.66%
HLF Financing Sarl LLC / Herbalife International, Inc. 7.25%, 8/15/26[1,3]	13,365,000	13,164,525
Software — 1.04%
Donnelley Financial Solutions, Inc. 8.25%, 10/15/24	8,300,000	8,237,750
Telecommunications — 4.11%
Consolidated Communications, Inc. 6.50%, 10/1/22[3]	13,751,000	12,100,880
HC2 Holdings, Inc. 11.50%, 12/1/21[1]	22,000,000	20,560,320

		32,661,200

Transportation — 2.06%
XPO CNW, Inc. 6.70%, 5/1/34[3]	19,277,000	16,385,450

Total CORPORATE BONDS (Cost $382,847,668)		356,952,848

CONVERTIBLE CORPORATE BONDS — 0.68%
Software — 0.68%
Avaya Holdings Corp. 2.25%, 6/15/23[1]	6,375,000	5,438,825

Total CONVERTIBLE CORPORATE BONDS (Cost $6,371,324)		5,438,825

U.S. GOVERNMENT AND AGENCY SECURITIES — 0.85%
United States Treasury Note 2.00%, 8/15/25[3]	7,047,000	6,793,752

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,932,930)		6,793,752

COMMON STOCK — 0.45%
Banks — 0.32%
Kearny Financial Corp.	200,000	2,564,000

	Shares, Principal Amount, or Number of Contracts	Value
Media — 0.13%
Altice USA, Inc.	60,336	$996,750
Software — 0.00%
Avaya Holdings Corp.	632	9,202

Total COMMON STOCK (Cost $4,107,315)		3,569,962

CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34*[4,5,6]	475,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 6.25%, 12/15/12*[4,5,6]	11,790,650	—

		—

Total CONVERTIBLE PREFERRED STOCK (Cost $—)		—

PREFERRED STOCKS — 4.45%
Banks — 4.45%
GMAC Capital Trust I 8.40% (LIBOR 3 Month+579 basis points), 2/15/40[2,3]	1,393,979	35,337,368

Total PREFERRED STOCKS (Cost $37,203,689)		35,337,368

PRIVATE STOCK — 0.25%
Investment Companies — 0.25%
Larchmont Resources LLC[4]	7,824	1,956,000

Total PRIVATE STOCK (Cost $977,968)		1,956,000

TOTAL INVESTMENTS (Cost $741,900,569)	88.39%	$702,721,451
Other Assets less Liabilities	11.61%	92,301,765

Net Assets	100.00%	$795,023,216

INVESTMENT SECURITIES SOLD SHORT — (13.70)%

CORPORATE BONDS — (7.95)%
Commercial Services — (0.66)%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.25%, 3/15/25[1]	$(2,000,000)	$(1,745,000)

Notes to Financial Statements are an integral part of this Schedule.

6

Driehaus Active Income Fund

Schedule of Investments

December 31, 2018

	Shares, Principal Amount, or Number of Contracts	Value
United Rentals North America, Inc. 4.88%, 1/15/28	$(4,000,000)	$(3,530,000)

		(5,275,000)

Food — (1.72)%
General Mills, Inc. 4.20%, 4/17/28	(7,500,000)	(7,377,353)
Kroger Co. 2.65%, 10/15/26	(7,000,000)	(6,254,724)

		(13,632,077)

Healthcare — Services — (1.54)%
DaVita, Inc. 5.13%, 7/15/24	(4,000,000)	(3,770,000)
Hadrian Merger Sub, Inc. 8.50%, 5/1/26[1]	(7,200,000)	(6,516,000)
HCA, Inc. 5.38%, 2/1/25	(2,000,000)	(1,960,000)

		(12,246,000)

Media — (0.54)%
Meredith Corp. 6.88%, 2/1/26[1]	(4,336,000)	(4,260,120)
Packaging & Containers — (1.78)%
Berry Global, Inc. 5.13%, 7/15/23	(4,000,000)	(3,986,200)
Westrock Co. 4.65%, 3/15/26[1]	(10,000,000)	(10,183,100)

		(14,169,300)

Pharmaceuticals — (0.47)%
Bausch Health Cos., Inc. 5.50%, 11/1/25[1]	(4,000,000)	(3,760,000)
Retail — (0.22)%
Beacon Roofing Supply, Inc. 4.88%, 11/1/25[1]	(2,000,000)	(1,772,500)
Telecommunications — (1.02)%
Sprint Corp. 7.13%, 6/15/24	(4,000,000)	(3,981,360)
T-Mobile USA, Inc. 6.50%, 1/15/26	(4,000,000)	(4,100,000)

		(8,081,360)

Total CORPORATE BONDS (Proceeds $63,548,169)		(63,196,357)

COMMON STOCK — (0.16)%
Pharmaceuticals — (0.16)%
Herbalife Nutrition Ltd.*	(22,000)	(1,296,900)

Total COMMON STOCK (Proceeds $1,202,828)		(1,296,900)

	Shares, Principal Amount, or Number of Contracts	Value

EXCHANGE-TRADED FUNDS — (5.59)%
Invesco Senior Loan ETF	(1,150,000)	$(25,047,000)
iShares iBoxx High Yield Corporate Bond ETF	(239,571)	(19,429,208)

		(44,476,208)

Total EXCHANGE-TRADED FUNDS (Proceeds $45,493,826)		(44,476,208)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $110,244,823)	(13.70)%	$(108,969,465)

*	Non-income producing security.

US LIBOR — U.S. Dollar London Interbank Offered Rate.

LIBOR 3 Month — 3 Month U.S. Dollar London Interbank Offered Rate.

[1]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable or Floating rate security. Rates disclosed as of December 31, 2018.

[3]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[4]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.

[5]	Security is in default.

[6]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[7]

Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a

Notes to Financial Statements are an integral part of this Schedule.

7

Driehaus Active Income Fund

Schedule of Investments

December 31, 2018

minimum LIBOR rate. The interest rate shown reflects the rate in effect at December 31, 2018. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[8]	Foreign security denominated in U.S. dollars and traded in the U.S.

[9]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, or the Constant Maturity Treasury 30 year rate, with a maximum of 12.95%.

[10]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, or the Constant Maturity Treasury 30 year rate, with a maximum of 14.5%.

Percentages are stated as a percent of net assets.

Security Type	Percent of Total Net Assets
Bank Loans	36.81%
Corporate Bonds	44.90%
Convertible Corporate Bonds	0.68%
U.S. Government and Agency Securities	0.85%
Common Stock	0.45%
Convertible Preferred Stock	0.00%
Preferred Stocks	4.45%
Private Stock	0.25%

Total Investments	88.39%
Other Assets less Liabilities	11.61%

Total Net Assets	100.00%

Percentages are stated as a percent of net assets.

FUTURES CONTRACTS

Counterparty	Futures Contracts	Number of Contracts (Short)	Expiration Date	Notional Amount	Value at December 31, 2018	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	U.S. 5 Year Treasury Note	(520)	March 29, 2019	$(58,722,216)	$(59,637,500)	$(915,284)
Goldman Sachs	U.S. 10 Year Treasury Note	(165)	March 20, 2019	(19,678,436)	(20,132,574)	(454,138)
Goldman Sachs	U.S. Treasury Long Bond	(72)	March 20, 2019	(10,029,206)	(10,512,000)	(482,794)

TOTAL FUTURES CONTRACTS				$(88,429,858)	$(90,282,074)	$(1,852,216)

Notes to Financial Statements are an integral part of this Schedule.

8

Driehaus Event Driven Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Event Driven Fund (“Fund”) returned -4.03% for the year ended December 31, 2018. This return is in comparison to the performance of the Fund’s benchmark, the S&P 500 Index (the “Benchmark”), which returned -4.38% for the same period, and the FTSE 3-Month T-Bill Index, an additional index against which the Fund’s performance may be compared, which returned 1.86%

As financial markets closed the tenth year of the bull market, activity in the event-driven investing category continued to be robust. However, although 2018 ended as the third best year ever for the merger and acquisitions (M&A) market, activity slowed considerably in the second half of the year. According to Deal Logic and Citigroup, 35 of the 50 largest deals occurred in the first half of the year, with M&A volume decreasing by 30% on average in the second part of the year. The impact of increasingly mixed economic and credit cycle signals, culminating in the worst period of performance for asset classes since the financial crisis, took their toll on the event driven space.

Additionally, a backdrop of escalating geopolitical tensions and more restrictive antitrust environments continued to impact dynamics of cross-border M&A. U.S. inbound and China outbound activity has fallen by approximately 50% in the last 2 years, with Europe taking the baton as the largest inbound market. The heightened geopolitical tension and regulatory environment seems to have been felt via a few high-profile cross border deals being blocked and/or delayed. Ultimately, a handful of large contentious deals closed, albeit with what some perceived to be significant risk attached to them.

Within the Fund, bond with catalyst positions, which are event driven trades that are expressed predominantly through bond issues, were the most significant long exposure contributors to performance during the year. The largest single contributor from this strategy was a long position in a company that provides digital and media content. The credit structure of the company rallied throughout the year as operations improved, while it also received a preferred equity investment ahead of a global refinance of the structure. The second largest contributor from this strategy was a wireline telecommunications company integrating a recent acquisition. The company exceeded its synergies target and has committed to pausing future M&A as it decreases leverage. As we head into 2019, this strategy type composes nearly 40% of Fund assets, and given the opportunity set for continued corporate credit actions at this point in the cycle, we anticipate allocation to this strategy will remain healthy.

The equity catalyst driven strategy, which seeks to place event driven trades that are expressed predominantly through equity issues, was the largest detractor for the fund during 2018. Throughout the year, equity event driven situations became increasingly more difficult as investors seemed to question the longevity and sustainability of the already lengthy bull market. As such, favored rollup and pro-forma equity stories were met with significant headwinds, particularly in cyclical sectors such as industrials and semiconductors, which experienced multi-turn valuation deratings. As the narrative for these investments became more challenged throughout the year, the Fund pared down its exposures, and in certain cases exited positions entirely. Among the top detractors in the strategy, the Fund had exposures in the financials, chemicals, trucking and semiconductors industries.

Risk arbitrage trades, which strive to capture valuation discrepancies between similar securities, also detracted from performance for the year. The biggest detractor was a trade in which the merger spread of a semiconductor company widened after geopolitical and trade war tensions between the US and China significantly altered the probability of deal closure. Ultimately, the all cash takeout was denied regulatory approval, and the Fund exited the position.

Portfolio hedges contributed the most to Fund returns during the year. Biotech ETFs used as a hedge to the Fund’s long single-stock equity exposure in the healthcare space shielded our equity catalyst driven holdings. Portfolio hedges typically utilize sector or market ETFs, as well as options or futures. These securities are generally used to hedge unwanted exposures, such as to the equity market, foreign currencies or credit risks, or to help dampen market volatility.

Within the Fund, we seek volatility below that of the Benchmark. In 2018, Fund volatility was 10.47% versus the Benchmark volatility of 17.03%. 2018 was a year of increasing volatility, as markets returned to more normalized levels, versus the previous year’s historically low volatility. The Fund’s 100-day volatility was

9

limited to 64% of the benchmark’s volatility. Additionally, we also seek to provide some diversification from the Benchmark. For 2018, the Fund’s correlation to the Benchmark was 0.74.

As the Fund enters 2019, our focus remains committed to capitalizing on our repeatable process for investment ideas and trade structures. Creating asymmetric risk/reward opportunities in holdings that are being led by incentivized key executives who have demonstrated histories of successful capital stewardship will continue to be a focal point of the Fund. Likewise, an emphasis on producing outcomes with limited correlation to the broader markets and keying in on optimal structuring across asset classes will remain an area of attention.

On the heels of the worst period of performance in financial markets since the financial crisis, we believe that the event driven space finds itself in a unique position. As investors digest concerns about late cycle conditions and the changing path of the Federal Reserve, opportunities across a broad set of assets seem to be emerging. Corporate actions addressing credit conditions are increasingly becoming a focal point, while equity driven catalyst situations are facing increasingly complicated treatment. Acquisition stock prices, for both cash and stock deals in the US, generated a -2.7% excess return. This was the largest negative reaction to deal announcements since the 2008 financial crisis.

As we look ahead into 2019, we believe the more normalized volatility environment will sustain itself, as investors grapple with economic concerns and potential financial tightening conditions. We expect that this regime change will be supportive of our strategy, specifically as it relates to the differing asset classes in which the Fund invests and the uniquely idiosyncratic nature of our event driven strategy. Our team looks forward to opportunities that may arise as a result.

As always, we thank you for investing alongside us in the Driehaus Event Driven Fund and appreciate your continued confidence in our management capabilities.

Sincerely,

Michael Caldwell	Tom McCauley	Yoav Sharon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

10

Driehaus Event Driven Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 26, 2013 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Cumulative Total Returns as of 12/31/18	1 Year	3 Years	5 Years	Since Inception (8/26/13 - 12/31/18)
Driehaus Event Driven Fund (DEVDX)[1]	–4.03%	2.09%	–0.29%	1.58%
S&P 500 Index[2]	–4.38%	9.26%	8.49%	10.21%
FTSE 3-Month T-Bill Index[3]	1.86%	0.99%	0.60%	0.57%

[1]	The returns for the periods prior to March 1, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group. It is a market-weighted index, with each stock’s weight in the index proportionate to its market value.

[3]

The FTSE 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The FTSE 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

11

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2018

	Shares, Principal Amount, or Number of Contracts	Value

BANK LOANS — 14.64%
Advertising — 4.50%
Getty Images, Inc. 5.84% (US LIBOR+350 basis points), 10/18/19[2,3]	$2,382,842	$2,325,511
Distribution/Wholesale — 5.59%
Fossil Group, Inc. 9.37% (US LIBOR+700 basis points), 12/31/20[2,3]	2,872,500	2,891,645
Entertainment — 2.29%
Golden Entertainment, Inc. 9.35% (US LIBOR+700 basis points), 10/20/25[2,3]	1,221,320	1,181,627
Retail — 0.72%
Ascena Retail Group, Inc. 6.81% (US LIBOR+450 basis points), 8/21/22[2,3]	400,000	373,286
Telecommunications — 1.54%
Consolidated Communications, Inc. 5.25% (US LIBOR+300 basis points), 10/5/23[2,3]	847,843	796,442

Total BANK LOANS (Cost $7,604,578)		7,568,511

CORPORATE BONDS — 24.78%
Agriculture — 2.07%
Vector Group Ltd. 6.13% , 2/1/25[1]	1,260,000	1,071,000
Banks — 2.76%
USB Realty Corp. 3.58% (LIBOR 3 Month+115 basis points), 1/15/62[1,2,4]	1,648,000	1,425,520
Diversified Financial Services — 8.26%
Abe Investment Holdings, Inc./Getty Images, Inc. 7.00% , 10/15/20[1]	1,049,000	991,305
Curo Group Holdings Corp. 8.25% , 9/1/25[1]	809,000	635,065
ILFC E-Capital Trust I 4.55%, 12/21/65[1,2,4,8]	3,400,000	2,643,500

		4,269,870

Telecommunications — 11.69%
Consolidated Communications, Inc. 6.50% , 10/1/22[4]	2,677,000	2,355,760

	Shares, Principal Amount, or Number of Contracts	Value
HC2 Holdings, Inc. 11.50% , 12/1/21[1,4]	$3,940,000	$3,682,166

		6,037,926

Total CORPORATE BONDS (Cost $13,437,959)		12,804,316

COMMON STOCK — 52.57%
Banks — 2.19%
Kearny Financial Corp./MD	88,093	1,129,352
Biotechnology — 15.05%
Acer Therapeutics, Inc.*	30,346	610,562
Argenx SE ADR (Netherlands)*[4]	22,112	2,124,300
Atara Biotherapeutics, Inc.*	7,996	277,781
Blueprint Medicines Corp.*	5,444	293,486
Deciphera Pharmaceuticals, Inc.*	5,462	114,647
Loxo Oncology, Inc.*[4]	19,998	2,801,120
Orchard Therapeutics plc ADR (United Kingdom)*	70,851	1,114,479
Sesen Bio, Inc.*	311,617	442,496

		7,778,871

Computers — 1.10%
Perspecta, Inc.	32,896	566,469
Electronics — 3.53%
Fluidigm Corp.*	200,871	1,731,508
IntriCon Corp.*	3,600	94,968

		1,826,476

Healthcare—Products — 6.20%
Inspire Medical Systems, Inc.*	13,451	568,305
IRIDEX Corp.*	58,660	275,702
Nuvectra Corp.*	27,196	444,383
SI-BONE, Inc.*	66,292	1,384,840
Sientra, Inc.*	41,813	531,443

		3,204,673

Healthcare — Services — 0.97%
Vapotherm, Inc.*	25,141	501,563
Insurance — 5.44%
FGL Holdings (Bermuda)*[4]	422,112	2,811,266
Media — 1.19%
Altice NV, Class A (Netherlands)*	72,730	141,577
Altice USA, Inc.	28,673	473,678

		615,255

Pharmaceuticals — 8.42%
Aclaris Therapeutics, Inc.*[4]	52,072	384,812

Notes to Financial Statements are an integral part of this Schedule.

12

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2018

	Shares, Principal Amount, or Number of Contracts	Value
Array Biopharma, Inc.*[4]	149,060	$2,124,105
Clementia Pharmaceuticals, Inc. (Canada)*	92,638	1,089,423
Histogenics Corp.*	24,092	2,130
Mirati Therapeutics, Inc.*	10,467	444,010
Sutro Biopharma, Inc.*	33,955	306,274

		4,350,754

Savings & Loans — 5.11%
OceanFirst Financial Corp.[4]	69,330	1,560,618
Waterstone Financial, Inc.[4]	64,540	1,081,691

		2,642,309

Semiconductors — 2.07%
Marvell Technology Group Ltd. (Bermuda)	66,075	1,069,754
Software — 0.83%
Avaya Holdings Corp.*	29,390	427,918
Telecommunications — 0.47%
HC2 Holdings, Inc.*	91,714	242,125

Total COMMON STOCK (Cost $29,814,398)		27,166,785

CONVERTIBLE PREFERRED STOCK — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34*[5,6,7]	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/41*[5,6,7]	162,750	—

		—

Total CONVERTIBLE PREFERRED STOCK (Cost $1,877)		—

PRIVATE PREFERRED STOCK — 1.61%
Biotechnology — 1.61%
Ideaya Biosciences, Inc. Private Equity[5,7]	1,544,998	830,745

Total PRIVATE PREFERRED STOCK (Cost $2,000,000)		830,745

	Shares, Principal Amount, or Number of Contracts	Value

PURCHASED CALL OPTIONS — 0.00%
United Technologies Corp., Exercise Price: $135.00, Notional Amount $2,160,000, Expiration Date: January 18, 2019*	160	$160

Total PURCHASED CALL OPTIONS (Premiums paid $158,201)		160

TOTAL INVESTMENTS (Cost $53,017,013)	93.60%	$48,370,517
Other Assets less Liabilities	6.40%	3,304,891

Net Assets	100.00%	$51,675,408

INVESTMENT SECURITIES SOLD SHORT — (18.30)%

EXCHANGE-TRADED FUNDS — (18.30)%
iShares Nasdaq Biotechnology ETF	(32,760)	$(3,159,047)
SPDR S&P Biotech ETF	(72,240)	(5,183,220)
SPDR S&P Regional Banking ETF	(23,788)	(1,113,041)

		(9,455,308)

Total EXCHANGE-TRADED FUNDS (Proceeds $10,573,194)		(9,455,308)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $10,573,194)	(18.30)%	$(9,455,308)

*	Non-income producing security.

US LIBOR — U.S. Dollar London Interbank Offered Rate.

LIBOR 3 Month — 3 Month U.S. Dollar London Interbank Offered Rate.

[1]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Variable or floating rate security. Rates disclosed as of December 31, 2018.

[3]

Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate

Notes to Financial Statements are an integral part of this Schedule.

13

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2018

(“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at December 31, 2018. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

[4]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[5]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.

[6]	Security is in default.

[7]	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[8]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, or the Constant Maturity Treasury 30 year rate, with a maximum of 12.95%.

Percentages are stated as a percent of net assets.

Security Type	Percent of Total Net Assets
Corporate Bonds	24.78%
Common Stock	52.57%
Convertible Preferred Stock	0.00%
Private Preferred Stock	1.61%
Purchased Call Options	0.00%
Bank Loans	14.64%

Total Investments	93.60%
Other Assets less Liabilities	6.40%

Total Net Assets	100.00%

Percentages are stated as a percent of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs	USD	181,260	EUR	157,500	February 7, 2019	$232

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$232

EUR = Euro

USD = United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

14

Driehaus Multi-Asset Growth Economies Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Multi-Asset Growth Economies Fund (“Fund”) returned -13.22% for the year ended December 31, 2018. The Fund’s primary benchmark, which is an equally weighted benchmark comprised 50% by the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index and 50% by the JP Morgan Global Bond Index Emerging Markets Global Diversified (“Benchmark”), returned -10.32% for the year, while the MSCI Emerging Markets Index returned -14.57%.

Global markets suffered rising volatility and a sharp sell-off in the final quarter of 2018. It is our view that risk sentiment was dampened by several issues including: a slowdown in global growth, high corporate leverage in the US, the US Federal Reserve continuing to signal further interest rate increases and the trade war with China. On top of these factors, the US government shutdown was an unwelcome, but fitting, finale to close out the year.

In 2018, equity security selection in the healthcare and consumer discretionary sectors contributed to the Fund’s return versus the Benchmark. From a country perspective, holdings in Egypt and an overweight in South Korea made key contributions to performance versus the Benchmark.

Tata Consultancy Services Limited (Ticker: B01NPJ1) was one of the most significant contributors to the Fund’s return on an absolute basis. The India-based company is a leader in IT services, consulting and business solutions with a large network of innovation and delivery centers. The company’s digital services are also emerging as a new growth driver as more clients are looking to overhaul their existing business processes with technology-driven solutions.

For 2018, stock selection within the communication services and energy sectors detracted from the Fund’s returns versus the Benchmark. At the country level, holdings in China and Russia detracted from Fund performance versus the Benchmark.

One of the most significant detractors from Fund performance was an equity holding in China, Tencent Holdings Ltd. (Ticker: BMMV2K8). Tencent is a multinational investment holdings company that specializes in internet related services. The stock underperformed in 2018 as growth was impacted by a freeze on new game approvals. However, we expect this to be just a temporary headwind and believe that the company’s long-term growth potential is not adequately reflected in its stock’s price.

The non-equity allocations in the Fund generally consist of sovereign bonds and derivatives, including purchased and written options on currencies and index ETFs, interest rate swaps and foreign currency forward contracts. These positions are primarily utilized to gain exposure to certain market segments, hedge against interest rate fluctuations and manage currency risk in the Fund’s equity holdings. In 2018, these positions, in aggregate, contributed to the Fund’s return. From a country perspective, the top contributors were in Egypt and Mexico. Egypt has been the top performing active allocation within fixed income for four straight quarters. We remain constructive in the fixed income positions, given the retrace of inflation back into the tolerance band and recent uptick of foreign buying within the fixed income space. We continue to watch foreign exchange (FX) reserves for signs of stress, but we are currently comfortable with the reserve adequacy. Going into 2019, we expect to be more constructive on emerging market assets. While the growth outlook may currently appear poor, it is our view that many countries have priced in this slowdown. We thus expect a higher likelihood that policy support will begin to reverse what was a steady deterioration in earnings throughout 2018. We further see increased dispersion across countries and asset classes. Given very different growth outlooks across countries, we perceive opportunities in both equities and fixed income in different geographies. In short, we remain committed to our belief that 2019 will be a year where the flexibility provided by a multi-asset approach to emerging markets will generate value for investors.

15

We thank you for investing alongside us in the Driehaus Multi-Asset Growth Economies Fund and express our gratitude for your continued confidence in our management capabilities.

Sincerely,

Richard Thies	Chad Cleaver
Lead Portfolio Manager	Portfolio Manager

Howard Schwab	Ayman Ahmed
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

16

Driehaus Multi-Asset Growth Economies Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since April 10, 2017 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Cumulative Total Returns as of 12/31/18	1 Year	Since Inception (4/10/17 - 12/31/18)
Driehaus Multi-Asset Growth Economies Fund (DMAGX)[1]	–13.22%	2.93%
MSCI EM/JP Morgan GBI Blended Index[2]	–10.32%	2.05%
MSCI Emerging Markets Index-N3	–14.57%	2.77%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The MSCI EM/JPMorgan GBI Blended Index is an equally weighted benchmark comprised of 50 percent by the Morgan Stanley Capital International Emerging Markets Index-Net (MSCI EM) and 50 percent by the JPMorgan Global Bond Index Emerging Markets Global Diversified (JPMorgan GBI). The MSCI EM is a market capitalization-weighted index designed to measure equity market performance in emerging markets and the JPMorgan GBI tracks debt instruments in the emerging markets. Source: Morgan Stanley Capital International Inc. and JPMorgan.

[3]

The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

17

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

December 31, 2018

	Shares, Principal Amount, or Number of Contracts		Value

SOVEREIGN BONDS — 32.96%
Argentina — 2.21%
Argentine Republic Government International Bond 5.63% , 1/26/22	$830,000		$700,312
Brazil — 3.58%
Brazil Notas do Tesouro Nacional Series F 10.00% , 1/1/29[5]	2,400,000	[5]	651,821
Brazilian Government International Bond 4.63% , 1/13/28	500,000		480,755

			1,132,576

Egypt — 4.28%
Egypt Treasury Bills 16.66% , 3/5/19[5]	25,000,000	[5]	1,353,900
Hungary — 2.17%
Hungary Government Bond 3.00% , 10/27/27[5]	193,000,000	[5]	688,376
Indonesia — 4.11%
Indonesia Treasury Bond 8.38% , 9/15/26[5]	18,400,000,000	[5]	1,300,973
Mexico — 2.68%
Mexican Bonos 8.00% , 12/7/23[5]	170,500	[5]	846,748
Nigeria — 2.62%
Nigeria Government International Bond 7.70% , 2/23/38	950,000		828,014
Peru — 3.06%
Peruvian Government International Bond 6.95% , 8/12/31[5]	3,000,000	[5]	967,186
Poland — 3.48%
Republic of Poland Government Bond 2.75% , 4/25/28[5]	4,150,000	[5]	1,102,261
South Africa — 3.82%
Republic of South Africa Government Bond 8.50% , 1/31/37[5]	12,351,000	[5]	762,558
Republic of South Africa Government International Bond 4.30% , 10/12/28	500,000		445,246

			1,207,804

	Shares, Principal Amount, or Number of Contracts		Value
Thailand — 0.95%
Thailand Government Bond 2.13% , 12/17/26[5]	10,000,000	[5]	$300,080

Total SOVEREIGN BONDS (Cost $10,635,831)			10,428,230

EQUITY SECURITIES — 57.74%
Argentina — 0.63%
MercadoLibre, Inc.[2]	684		200,309
Brazil — 5.61%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	65,491		261,403
Itau Unibanco Holding SA — SP ADR[2,3]	56,007		511,904
Linx SA	20,286		170,629
Petroleo Brasileiro SA — SP ADR[2,3]	31,972		415,956
Transmissora Alianca de Energia Eletrica SA	42,843		260,874
Vale SA — ADR[2,3]	11,765		155,180

			1,775,946

China — 19.47%
AIA Group, Ltd.	77,720		645,144
Aier Eye Hospital Group Co., Ltd. — A	37,348		143,067
Alibaba Group Holding, Ltd. — SP ADR*[2,3]	6,560		899,179
China Merchants Bank Co., Ltd.	60,500		221,742
CNOOC, Ltd. ADR[2,3]	1,575		240,109
Huazhu Group, Ltd. ADR[3]	6,295		180,226
Industrial & Commercial Bank of China, Ltd.	461,202		329,241
Kunlun Energy Co., Ltd.	210,000		222,591
Meituan Dianping — B*	18,041		101,143
Noah Holdings, Ltd. —SP ADR*[2,3]	3,264		141,396
PetroChina Co., Ltd. — H	294,000		183,222
Ping An Insurance Group Co. of China, Ltd. — H	78,272		691,208
Sands China, Ltd.	42,210		184,893
Sunac China Holdings, Ltd.	82,724		269,390
Tencent Holdings, Ltd.	34,360		1,377,823
Weibo Corp. SP ADR*[2,3]	5,621		328,435

			6,158,809

Notes to Financial Statements are an integral part of this Schedule.

18

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

December 31, 2018

	Shares, Principal Amount, or Number of Contracts	Value
Cyprus — 0.56%
TCS Group Holding PLC GDR[3]	11,295	$175,750
Egypt — 0.44%
Commercial International Bank Egypt SAE —GDR[3]	32,956	139,898
India — 7.87%
Biocon, Ltd.	21,475	193,495
Coal India, Ltd.	71,334	245,988
Dabur India, Ltd.	22,289	137,488
HDFC Bank, Ltd. —ADR[2,3]	4,102	424,926
Housing Development Finance Corp., Ltd.	8,550	241,057
ICICI Bank, Ltd. — SP ADR[2,3]	47,458	488,343
ICICI Lombard General Insurance Co., Ltd.[1]	15,288	189,296
ITC, Ltd.	27,185	109,671
Reliance Industries, Ltd.	10,233	164,345
Tata Consultancy Services, Ltd.	10,907	295,746

		2,490,355

Indonesia — 1.86%
PT Bank Central Asia Tbk	234,497	423,986
Telekomunikasi Indonesia Persero Tbk	630,836	164,509

		588,495

Japan — 0.53%
Sony Corp.	3,447	167,499
Kuwait — 1.07%
National Bank of Kuwait SAKP	123,259	338,485
Mexico — 0.79%
Wal-Mart de Mexico SAB de CV	98,253	249,835
Netherlands — 0.88%
Heineken NV	3,133	277,117
Philippines — 1.24%
BDO Unibank, Inc.	157,185	390,982
Poland — 0.45%
CD Projekt SA*	3,655	142,200
Russia — 2.83%
Sberbank of Russia PJSC — SP ADR[3]	16,681	182,824
Tatneft PJSC — ADR[3]	5,128	323,064
X5 Retail Group NV GDR[3]	9,645	239,003
Yandex NV — A*[2,3]	5,546	151,683

		896,574

South Africa — 0.62%
Naspers, Ltd. — N	982	197,408

	Shares, Principal Amount, or Number of Contracts	Value
South Korea — 6.17%
KB Financial Group, Inc.*	8,590	$357,981
Koh Young Technology, Inc.	3,616	267,360
Macquarie Korea Infrastructure Fund	51,186	426,168
Samsung Electronics Co., Ltd.	17,699	613,866
Samsung SDI Co., Ltd.*	804	157,802
SK Hynix, Inc.*	2,365	128,233

		1,951,410

Taiwan — 4.36%
Cathay Financial Holding Co., Ltd.	120,022	183,526
Hiwin Technologies Corp.	28,000	201,321
Taiwan Semiconductor Manufacturing Co., Ltd.	135,432	993,588

		1,378,435

Thailand — 2.36%
CP ALL PCL — NVDR	132,613	280,011
Indorama Ventures PCL — NVDR	104,430	173,996
Kasikornbank PCL —NVDR	51,715	293,835

		747,842

Total EQUITY SECURITIES (Cost $16,803,091)		18,267,349

PURCHASED PUT OPTIONS — 0.05%
OTC EUR vs USD Exercise Price: $1.12, Notional Amount: $43,904 Expiration Date: March 18, 2019 Counterparty: Goldman Sachs	3,920,000	14,569

Total PURCHASED PUT OPTIONS (Premiums paid $27,828)		14,569

Notes to Financial Statements are an integral part of this Schedule.

19

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

December 31, 2018

	Shares, Principal Amount, or Number of Contracts	Value

EQUITY CERTIFICATES — 0.62%
India — 0.62%
ITC, Ltd.[4]	48,407	$195,285

Total EQUITY CERTIFICATES (Cost $205,716)		195,285

TOTAL INVESTMENTS (Cost $27,672,466)	91.37%	$28,905,433
Other Assets less Liabilities	8.63%	2,731,640

Net Assets	100.00%	$31,637,073

*	Non-income producing security.

ADR — American Depository Receipt

CALY — Calyon Securities

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

[1]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.

[4]

Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2018, the value of these restricted securities amounted to $195,285 or 0.62% of net assets. These restricted securities have not been deemed illiquid.

[5]	Foreign security, par value shown in local currency.

Percentages are stated as a percent of net assets.

Security Type/Sector	Percent of Total Net Assets
Sovereign Bonds	32.96%
Equity Securities	57.74%
Purchased Put Options	0.05%
Equity Certificates	0.62%

Total Investments	91.37%
Other Assets less Liabilities	8.63%

Total Net Assets	100.00%

Percentages are stated as a percent of net assets.

Regional Weightings(a)

Asia/Far East Ex-Japan	49.54%
South America	15.09%
Africa	11.78%
Eastern Europe	8.93%
North America	3.52%
Middle East	1.63%
Western Europe	0.88%

(a)	All percentages are stated as a percent of net assets at December 31, 2018.

Additional information on each restricted security is as follows:

Security	Counter- Party	Acquisition Date(s)	Acquisition Costs
ITC, Ltd.	CALY	4/11/17	$205,716

Notes to Financial Statements are an integral part of this Schedule.

20

Driehaus Multi-Asset Growth Economies Fund

Schedule of Investments

December 31, 2018

CENTRALLY CLEARED SWAP CONTRACTS

Interest Rate Swaps
Clearing Exchange	Notional Amount		Fixed Rate	Floating Rate Index	Payment Frequency	Expiration Date	Value/ Unrealized Appreciation/ (Depreciation)
Chicago Mercantile Exchange	COP	6,100,000,000	6.50%[2]	3-Month COP DTFRATE[2]	Quarterly	11/9/2028	$(65,057)
Chicago Mercantile Exchange	COP	21,200,000,000	5.825%[1]	3-Month COP DTFRATE[1]	Quarterly	11/9/2023	163,851
Chicago Mercantile Exchange	COP	48,100,000,000	4.64%[2]	3-Month COP DTFRATE[2]	Quarterly	11/12/2019	(34,782)
LCH Clearnet Limited	INR	2,320,000,000	6.67%[1]	1-Day INR MIBOR[1]	Daily	12/12/2019	71,944
LCH Clearnet Limited	INR	517,000,000	6.653%[2]	1-Day INR MIBOR[2]	Daily	12/12/2023	(120,674)
LCH Clearnet Limited	ZAR	212,000,000	7.265%[1]	3-Months ZAR JIBAR Safex[1]	Quarterly	8/1/2020	1,558
LCH Clearnet Limited	ZAR	47,000,000	8.12%[2]	3-Months ZAR JIBAR Safex[2]	Quarterly	8/1/2028	2,556

TOTAL INTEREST RATE SWAPS							$19,396

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

COP — Colombian Peso

INR — Indian Rupee

ZAR — South African Rand

DTFRATE — Columbia 90 Days DTF Rate

IN00O/N — FBIL Overnight Mumbai Interbank Outright Rate

JIBA3M — SAFE South Africa Johannesburg Interbank Agreed Rate

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America	ARS	24,350,000	USD	1,000,000	March 8, 2019	$(406,566)
Goldman Sachs	USD	330,000	ARS	8,184,000	March 8, 2019	130,548
Goldman Sachs	USD	670,000	ARS	18,257,500	March 8, 2019	225,046
Bank of America	CNH	6,893,500	USD	996,934	January 14, 2019	6,684
Goldman Sachs	USD	990,559	CNH	6,893,500	January 14, 2019	(13,059)
Goldman Sachs	HUF	141,234,830	USD	500,000	February 14, 2019	5,614
Goldman Sachs	USD	498,564	HUF	141,234,830	February 14, 2019	(7,050)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(58,783)

ARS — Argentine Peso

CNH — Chinese Yuan Renminbi

HUF — Hungarian Forint

USD — United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

21

Statements of Assets and Liabilities

December 31, 2018

	Driehaus Active Income Fund	Driehaus Event Driven Fund	Driehaus Multi-Asset Growth Economies Fund
ASSETS:
Investment securities, at fair value (cost $741,900,569, $52,858,812 and $27,644,638, respectively)	$702,721,451	$48,370,357	$28,890,864
Purchased options contracts, at fair value (premiums paid $0, $158,201 and $27,828, respectively)	—	160	14,569
Foreign currency, at fair value (cost $0, $0 and $41,366, respectively)	—	—	41,005
Unrealized appreciation on forward foreign currency contracts	—	232	367,892
Receivable for variation margin on centrally cleared swaps	—	—	453
Cash and cash equivalents	64,616,757	872,346	2,456,789
Collateral held at custodian for the benefit of brokers	127,587,654	11,686,637	319,548
Receivable for investment securities sold	34,353,531	143,138	—
Receivable for fund shares sold	525,695	39,425	—
Receivable for interest and dividends	8,502,129	203,485	246,818
Prepaid expenses	40,985	18,482	10,703

TOTAL ASSETS	938,348,202	61,334,262	32,348,641

LIABILITIES:
Payable for investment securities sold short, at fair value (proceeds $110,244,823, $10,573,194 and $0, respectively)	108,969,465	9,455,308	—
Foreign currency due to custodian, at fair value (proceeds $0, $0 and $283, respectively)	—	—	287
Unrealized depreciation on forward foreign currency contracts	—	—	426,675
Payable for investment securities purchased	21,861,157	—	188,601
Payable for fund shares redeemed	10,543,829	90,593	—
Payable to affiliate	437,758	43,894	5,244
Payable for interest and dividends on securities sold short	945,856	2,527	—
Payable for variation margin on futures contracts	230,447	—	—
Accrued shareholder services plan fees	153,192	4,826	—
Accrued administration and accounting fees	45,985	5,572	5,951
Accrued foreign capital gains taxes	—	—	21,034
Accrued expenses	137,297	56,134	63,776

TOTAL LIABILITIES	143,324,986	9,658,854	711,568

NET ASSETS	$795,023,216	$51,675,408	$31,637,073

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	85,338,922	5,175,085	3,184,539

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.32	$9.99	$9.93

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2018:
Paid-in-capital	$1,307,827,223	$60,537,950	$31,847,023
Total distributable earnings (deficit)	(512,804,007)	(8,862,542)	(209,950)

NET ASSETS	$795,023,216	$51,675,408	$31,637,073

Notes to Financial Statements are an integral part of these Statements.

22

Statements of Operations

For the year ended December 31, 2018

	Driehaus Active Income Fund	Driehaus Event Driven Fund	Driehaus Multi-Asset Growth Economies Fund
INVESTMENT INCOME (LOSS):
Interest income (net of $0, $0, and $15,677 of non-reclaimable foreign taxes withheld, respectively)	$65,158,196	$1,985,572	$877,511
Dividend income (net of $0, $0, and $99,191 of non-reclaimable foreign taxes withheld, respectively)	15,234,080	2,185,621	725,820

Total investment income	80,392,276	4,171,193	1,603,331

Expenses:
Investment advisory fees	7,622,889	1,008,106	406,890
Shareholder services plan fees	2,072,178	166,073	—
Administration and fund accounting fees	658,518	84,411	64,745
Transfer agent fees and expenses	299,724	64,190	29,866
Trustees’ fees	152,152	49,402	42,976
Reports to shareholders	84,897	24,532	13,889
Custody fees	74,780	11,521	47,173
Legal fees	73,506	23,737	21,527
Federal and state registration fees	69,917	31,969	35,728
Audit and tax fees	63,385	67,385	79,689
Chief compliance officer fees	20,000	20,000	20,000
Dividends on short positions	2,042,539	245,476	—
Interest on short positions	1,637,671	15,116	—
Interest expense	224,590	60,411	—
Miscellaneous	146,648	48,325	71,481

Total expenses	15,243,394	1,920,654	833,964
Fees paid indirectly	(15,919)	(20,818)	(1,550)
Fees waived by Adviser	—	—	(119,889)

Net expenses	15,227,475	1,899,836	712,525

Net investment income (loss)	65,164,801	2,271,357	890,806

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	(3,143,620)	11,429,843	(2,658,060)
Purchased options contracts	(3,174,326)	87,286	370,983
Purchased swaptions contracts	2,724,715	—	—
Securities sold short	(27,476,059)	(2,337,342)	—
Written options contracts	464,352	(252,292)	(145,585)
Futures contracts	10,228,589	—	—
Swap contracts	6,660,683	—	548,368
Forward foreign currency contracts	594,945	(283,063)	(431,208)
Foreign currency	82,138	70,686	(17,562)

Net realized gain (loss) on investments	(13,038,583)	8,715,118	(2,333,064)

Change in net unrealized appreciation (depreciation) on:
Investments	(69,970,108)	(14,797,233)	(3,997,104)
Purchased options contracts	151,991	(158,041)	(30,580)
Purchased swaptions contracts	202,126	—	—
Securities sold short	20,623,434	2,629,491	—
Written options contracts	2,419,963	683,374	—
Futures contracts	(2,790,446)	—	—
Swap contracts	(5,804,056)	—	(204,622)
Forward foreign currency contracts	245,022	204,145	(78,136)
Foreign currency	2	—	1,825
Foreign currency translations	(1,888)	(228)	(2,836)

Net change in net unrealized appreciation (depreciation) on investments	(54,923,960)	(11,438,492)	(4,311,453)

Net realized and unrealized gain (loss) on investments	(67,962,543)	(2,723,374)	(6,644,517)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,797,742)	$(452,017)	$(5,753,711)

Notes to Financial Statements are an integral part of these Statements.

23

Statements of Changes in Net Assets

	Driehaus Active Income Fund		Driehaus Event Driven Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income (loss)	$65,164,801	$69,974,396	$2,271,357	$316,090
Net realized gain (loss) on investments	(13,038,583)	(80,635,900)	8,715,118	17,590,679
Net change in unrealized appreciation (depreciation) on investments	(54,923,960)	17,210,449	(11,438,492)	(9,979,767)

Net increase (decrease) in net assets resulting from operations	(2,797,742)	6,548,945	(452,017)	7,927,002

Distributions from distributable earnings to shareholders**	(61,286,044)	(74,683,208)	(1,805,482)	—

Capital share transactions:
Proceeds from shares sold	409,022,218	533,408,414	24,110,692	66,521,757
Reinvested distributions	30,925,792	40,540,265	1,595,256	—
Cost of shares redeemed	(1,115,111,267)	(1,246,371,265)	(137,420,790)	(165,282,973)

Net increase (decrease) from capital transactions	(675,163,257)	(672,422,586)	(111,714,842)	(98,761,216)

Total increase (decrease) in net assets	(739,247,043)	(740,556,849)	(113,972,341)	(90,834,214)

NET ASSETS:

Beginning of period	$1,534,270,259	$2,274,827,108	$165,647,749	$256,481,963

End of period**	$795,023,216	$1,534,270,259	$51,675,408	$165,647,749

Capital share transactions in shares:
Shares sold	41,609,514	53,202,812	2,212,662	6,332,559
Reinvested distributions	3,181,505	4,096,719	163,616	—
Shares redeemed	(115,102,939)	(125,133,149)	(12,552,010)	(15,782,409)

Net increase (decrease)	(70,311,920)	(67,833,618)	(10,175,732)	(9,449,850)

*	Fund commenced operations on April 10, 2017

**

Distributions from net investment income and from realized gains are no longer required to be separately disclosed and parenthetical disclosure of undistributed net investment income is no longer required. See Note A to the Financial Statements. The table below provides this information for the year ended December 31, 2017.

	Driehaus Active Income Fund	Driehaus Event Driven Fund	Driehaus Multi-Asset Growth Economies Fund
Net investment income	$(74,683,208)	$—	$(555,003)
Net realized gains	—	—	(1,463,728)

Total distributions	$(74,683,208)	$—	$(2,018,731)

Undistributed net investment income (loss)	$1,884,025	$(467,790)	$(9,632)

Notes to Financial Statements are an integral part of these Statements.

24

Statements of Changes in Net Assets

Driehaus Multi-Asset Growth Economies Fund
Year Ended December 31, 2018	For the Period April 10, 2017* through December 31, 2017

$890,806	$420,295
(2,333,064)	1,779,638
(4,311,453)	3,050,200

(5,753,711)	5,250,133

(263,384)	(2,018,731)

1,507,595	38,153,988
263,384	2,018,731
(7,300,204)	(220,728)

(5,529,225)	39,951,991

(11,546,320)	43,183,393

$43,183,393	$—

$31,637,073	$43,183,393

132,325	3,586,704
26,740	177,393
(718,082)	(20,541)

(559,017)	3,743,556

Notes to Financial Statements are an integral part of these Statements.

25

Driehaus Active Income Fund

Financial Highlights

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014

Net asset value, beginning of period	$9.86	$10.18	$9.95	$10.42	$10.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income[1]	0.46	0.35	0.32	0.38	0.27

Net realized and unrealized gain (loss) on investments	(0.57)	(0.29)	0.23	(0.49)	(0.36)

Total from investment operations	(0.11)	0.06	0.55	(0.11)	(0.09)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income	(0.43)	(0.38)	(0.32)	(0.36)	(0.26)

Net realized gain	—	—	—	—	—

Total distributions	(0.43)	(0.38)	(0.32)	(0.36)	(0.26)

Net asset value, end of period	$9.32	$9.86	$10.18	$9.95	$10.42

Total Return	(1.26)%	0.59%	5.63%	(1.07)%	(0.87)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in 000’s)	$795,023	$1,534,270	$2,274,827	$2,875,993	$3,982,787

Ratio of total expenses before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.10%	1.18%	1.38%	1.05%	1.05%

Ratio of total expenses net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.10%[2]	1.17%[2]	1.38%[2]	1.05%	1.05%

Ratio of expenses (excluding dividends and interest on short positions and interest expense) before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	0.82%	0.81%	0.80%	0.78%	0.77%

Ratio of expenses (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	0.82%[2]	0.81%[2]	0.80%[2]	0.78%	0.77%

Ratio of net investment income (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	4.70%	3.53%	3.20%	3.69%	2.51%

Ratio of net investment income (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	4.99%	3.89%	3.78%	3.96%	2.79%

Portfolio turnover rate	74%	89%	115%	76%	43%

[1]	Calculated based on average shares outstanding.

[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

26

Driehaus Event Driven Fund

Financial Highlights

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014

Net asset value, beginning of period	$10.79	$10.34	$9.85	$10.01	$10.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)[1]	0.25	0.02	0.02	0.05	(0.02)

Net realized and unrealized gain (loss) on investments	(0.69)	0.43	0.59	(0.15)	(0.67)

Total from investment operations	(0.44)	0.45	0.61	(0.10)	(0.69)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income	(0.36)	—	(0.09)	(0.06)	—

Net realized gain	—	—	—	—	(0.04)

Tax return of capital	—	—	(0.03)	—	—

Total distributions	(0.36)	—	(0.12)	(0.06)	(0.04)

Net asset value, end of period	$9.99	$10.79	$10.34	$9.85	$10.01

Total Return	(4.03)%	4.35%	6.25%	(1.08)%	(6.35)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in 000’s)	$51,675	$165,648	$256,482	$232,456	$166,300

Ratio of total expenses before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.90%	1.77%	2.03%	1.86%	1.80%

Ratio of total expenses net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.88%[2]	1.76%[2]	2.01%[2]	1.86%	1.80%

Ratio of expenses (excluding dividends and interest on short positions and interest expense) before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.59%	1.46%	1.44%	1.43%	1.35%

Ratio of expenses (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.57%[2]	1.45%[2]	1.42%[2]	1.43%	1.35%

Ratio of net investment income (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.25%	0.17%	0.19%	0.45%	(0.17)%

Ratio of net investment income (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.57%	0.48%	0.78%	0.89%	0.28%

Portfolio turnover rate	101%	198%	246%	400%	315%

[1]	Calculated based on average shares outstanding.

[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

27

Driehaus Multi-Asset Growth Economies Fund

Financial Highlights

	For the Year Ended December 31, 2018	For the period April 10, 2017* through December 31, 2017

Net asset value, beginning of period	$11.54	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)[1]	0.24	0.17

Net realized and unrealized gain (loss) on investments	(1.77)	1.94

Total from investment operations	(1.53)	2.11

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income	—	(0.16)

Net realized gain	(0.08)	(0.41)

Total distributions	(0.08)	(0.57)

Redemption fees added to paid-in capital	0.00	0.00 [4]

Net asset value, end of period	$9.93	$11.54

Total Return	(13.22)%	21.14%[2]

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in 000’s)	$31,637	$43,183

Ratio of total expenses before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.05%	2.04%[3]

Ratio of total expenses net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.75%[5,6]	1.75%[3,5]

Ratio of expenses (excluding dividends and interest on short positions and interest expense) before reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.05%	2.04%[3]

Ratio of expenses (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	1.75%[5,6]	1.75%[3,5]

Ratio of net investment income (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.19%	2.12%[3]

Ratio of net investment income (excluding dividends and interest on short positions and interest expense) net of reimbursements, waivers, recaptures and/or fees paid indirectly to average net assets	2.19%[5]	2.12%[3,5]

Portfolio turnover rate	169%	99%[2]

*	Fund commenced operations on April 10, 2017.

[1]	Calculated based on average shares outstanding.

[2]	Not annualized.

[3]	Annualized.

[4]	Amount represents less than $0.01 per share.

[5]

The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 9, 2020.

[6]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

28

Driehaus Mutual Funds

Notes to Financial Statements

A.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with nine separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The three series (“Funds” or each a “Fund”) included in this report are as follows: the Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Driehaus Event Driven Fund (the “Event Driven Fund”) commenced operations on August 26, 2013, following a tax-free exchange with the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles. The Driehaus Multi-Asset Growth Economies Fund (the “Multi-Asset Growth Economies Fund”) commenced operations on April 10, 2017, after succeeding to the assets of the Driehaus Emerging Markets Dividend Growth Fund, L.P. The transaction was structured to be a tax-free exchange and the cost basis and holding period of the underlying securities were carried over to the Multi-Asset Growth Economies Fund. The Multi-Asset Growth Economies Fund seeks to maximize total return.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Cash is held at U.S. financial institutions, and at times, may exceed the amount insured by the U.S. Federal Deposit Insurance Corporation. The Funds consider highly liquid investments, with maturities of ninety days or less when purchased to be cash equivalents, and such investments may include money market mutual fund investments. All such investments are categorized in Level 1 of the fair value hierarchy.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Exchange-traded securities for which no sale was reported are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are

29

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for Multi-Asset Growth Economies Fund, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices for active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of December 31, 2018:

Assets	Level 1	Level 2	Level 3	Total

Bank Loans	$—	$292,672,706	$—	$292,672,706

Common Stocks

Banks	2,564,000	—	—	2,564,000

Media	996,750	—	—	996,750

Software	9,202	—	—	9,202

Convertible Corporate Bonds	—	5,438,825	—	5,438,825

Convertible Preferred Stocks

Auto Manufacturers	—	—	0	0

Corporate Bonds	—	356,952,848	—	356,952,848

Preferred Stocks

Banks	35,337,368	—	—	35,337,368

Private Stock

Investment Companies	—	—	1,956,000	1,956,000

U.S. Government and Agency Securities	—	6,793,752	—	6,793,752

Total	$38,907,320	$661,858,131	$1,956,000	$702,721,451

30

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Liabilities	Level 1	Level 2	Level 3	Total

Common Stocks Sold Short

Pharmaceuticals	$(1,296,900)	$—	$—	$(1,296,900)

Corporate Bonds Sold Short	—	(63,196,357)	—	(63,196,357)

Exchange-Traded Funds Sold Short	(44,476,208)	—	—	(44,476,208)

Total	$(45,773,108)	$(63,196,357)	$—	$(108,969,465)

Other Financial Instruments*

Futures Contracts	$(1,852,216)	$—	$—	$(1,852,216)

Total Other Financial Instruments	$(1,852,216)	$—	$—	$(1,852,216)

*	Other financial instruments are futures contracts, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2017	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	1,956,000

Balance as of December 31, 2018	$1,956,000

As of December 31, 2018 and December 31, 2017, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock and Larchmont Resources LLC private stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0. As of December 31, 2018, the Active Income Fund’s common stock investment in Larchmont Resources LLC of $1,956,000 transferred from Level 2 to Level 3 based on availability of market participants quoting the investment. The common stock investment in Larchmont Resources LLC has been valued using an unadjusted third-party pricing vendor quote. The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of December 31, 2018:

Financial Assets	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Inputs	Price/Range
Convertible Preferred Stock	$0	Cash available in relation to claim	Estimated recovery	$0

Private Stock	$1,956,000	Broker quote	N/A	N/A

31

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2018:

Assets	Level 1	Level 2	Level 3	Total

Bank Loans	$—	$7,568,511	$—	$7,568,511

Common Stocks

Banks	1,129,352	—	—	1,129,352

Biotechnology	7,778,871	—	—	7,778,871

Computers	566,469	—	—	566,469

Electronics	1,826,476	—	—	1,826,476

Healthcare — Products	3,204,673	—	—	3,204,673

Healthcare — Services	501,563	—	—	501,563

Insurance	2,811,266	—	—	2,811,266

Media	615,255	—	—	615,255

Pharmaceuticals	4,350,754	—	—	4,350,754

Savings & Loans	2,642,309	—	—	2,642,309

Semiconductors	1,069,754	—	—	1,069,754

Software	427,918	—	—	427,918

Telecommunications	242,125	—	—	242,125

Convertible Preferred Stocks

Auto Manufacturers	—	—	0	0

Corporate Bonds	—	12,804,316	—	12,804,316

Private Preferred Stock

Biotechnology	—	—	830,745	830,745

Purchased Call Options	160	—	—	160

Total	$27,166,945	$20,372,827	$830,745	$48,370,517

Liabilities

Exchange-Traded Funds Sold Short	$(9,455,308)	$—	$—	$(9,455,308)

Total	$(9,455,308)	$—	$—	$(9,455,308)

Other Financial Instruments*

Forward Foreign Currency Contracts — Assets	$—	$232	$—	$232

Total Other Financial Instruments	$—	$232	$—	$232

*	Other financial instruments are forward foreign currency contracts, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2017	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	(1,169,255)
Purchases	2,000,000
Sales	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2018	$830,745

32

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

As of December 31, 2018, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock and Ideaya Biosciences, Inc. private preferred stock. The General Motors Corp. senior convertible preferred stock was valued in the same manner described for the Active Income Fund. The Ideaya Biosciences, Inc. private preferred stock was valued using a third-party valuation source that is provided on a monthly recurring basis. The evaluated price included in the third-party report is adjusted daily for market movements of a biotechnology index. The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of December 31, 2018:

Financial Assets	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Inputs	Price/Median
Convertible Preferred Stock	$0	Cash available in relation to claim	Estimated recovery	$0

			Transaction price	$1.2945

			Median comparable market capitalization adjustment	(18.4%	)

Private Preferred Stock	$830,745	Adjusted transaction price (a)	Company specific discount	(45.4%	)

(a)

- The valuation technique for this security includes using valuation information provided by an independent third-party. The report is prepared using the index performance method of comparable companies and a company specific discount. To adjust to fair value on a daily basis, the value presented in the third-party report is adjusted based upon the daily price change of an exchange traded fund containing a basket of publicly traded companies in the same sector.

The following is a summary of the inputs used to value the Multi-Asset Growth Economies Fund’s investments as of December 31, 2018:

Assets	Level 1	Level 2	Level 3	Total

Sovereign Bonds

Argentina	$—	$700,312	$—	$700,312

Brazil	—	1,132,576	—	1,132,576

Egypt	—	1,353,900	—	1,353,900

Hungary	—	688,376	—	688,376

Indonesia	—	1,300,973	—	1,300,973

Mexico	—	846,748	—	846,748

Nigeria	—	828,014	—	828,014

Peru	—	967,186	—	967,186

Poland	—	1,102,261	—	1,102,261

South Africa	—	1,207,804	—	1,207,804

Thailand	—	300,080	—	300,080

Equity Securities

Argentina	200,309	—	—	200,309

Brazil	1,775,946	—	—	1,775,946

China	6,158,809	—	—	6,158,809

Cyprus	175,750	—	—	175,750

Egypt	139,898	—	—	139,898

India	2,490,355	—	—	2,490,355

Indonesia	588,495	—	—	588,495

33

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Assets (continued)	Level 1	Level 2	Level 3	Total

Japan	$167,499	$—	$—	$167,499

Kuwait	338,485	—	—	338,485

Mexico	249,835	—	—	249,835

Netherlands	277,117	—	—	277,117

Philippines	390,982	—	—	390,982

Poland	142,200	—	—	142,200

Russia	896,574	—	—	896,574

South Africa	197,408	—	—	197,408

South Korea	1,951,410	—	—	1,951,410

Taiwan	1,378,435	—	—	1,378,435

Thailand	747,842	—	—	747,842

Purchased Put Options	—	14,569	—	14,569

Equity Certificates**	—	195,285	—	195,285

Total	$18,267,349	$10,638,084	$—	$28,905,433

Other Financial Instruments*

Interest Rate Swaps — Asset***	$—	$239,909	$—	$239,909

Interest Rate Swaps — Liabilities***	—	(220,513)	—	(220,513)

Forward Foreign Currency Contracts — Assets	—	367,892	—	367,892

Forward Foreign Currency Contracts — Liabilities	—	(426,675)	—	(426,675)

Total Other Financial Instruments	$—	$(39,387)	$—	$(39,387)

*	Other financial instruments are swap and forward foreign currency contracts, which are detailed in the Schedule of Investments.

**	See Schedule of Investments for industry and/or country breakout.

***

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statements of Assets and Liabilities.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security by purchasing it at market price at the time of replacement. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Collateral held at custodian for the benefit of brokers” on the Statements of Assets and Liabilities. Each Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Funds on the Statements of Operations.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

34

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The FASB’s “Accounting for Uncertainty in Income Taxes” (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of the Tax Statement and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial statements as of December 31, 2018. The Funds file tax returns with the U.S. Internal Revenue Service and various states. Taxable years ending 2018, 2017, 2016, and 2015 remain subject to examination by taxing authorities.

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a fund that may be carried forward and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and were required to be carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

At December 31, 2018, gross unrealized appreciation (depreciation) on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
Cost of investments	$631,697,751	$42,845,997	$27,813,056

Gross unrealized appreciation	$4,164,618	$4,323,715	$2,411,386
Gross unrealized depreciation	(42,110,383)	(8,254,503)	(1,319,009)

Net unrealized appreciation (depreciation) on investments	$(37,945,765)	$(3,930,788)	$1,092,377

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to the tax deferral of losses on wash sales and timing differences in recognizing certain gains and losses on security transactions.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

For the year ended December 31, 2018, reclassifications were recorded to total distributable earnings (deficit) and paid-in capital for any permanent tax differences. These reclassifications relate primarily to the differing tax treatment of income from paydowns and swaps, return of capital and capital gain distributions on real estate investment trusts and regulated investment companies, net operating losses, sales of passive foreign investment companies and foreign currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

	Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
Paid-in capital	$6,545	$—	$(105,367)
Total distributable earnings (deficit)	(6,545)	—	105,367

35

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The tax character of distributions paid were as follows:

Active Income Fund
Distributions paid from:	January 1, 2018 to December 31, 2018	January 1, 2017 to December 31, 2017
Ordinary income	$61,286,044	$74,683,208

Total distributions paid	$61,286,044	$74,683,208

Event Driven Fund
Distributions paid from:	January 1, 2018 to December 31, 2018	January 1, 2017 to December 31, 2017
Ordinary income	$1,805,482	$—

Total distributions paid	$1,805,482	$—

Multi-Asset Growth Economies Fund
Distributions paid from:	January 1, 2018 to December 31, 2018	April 10, 2017* to December 31, 2017
Ordinary income	$233,414	$1,804,830
Long term capital gains distribution	29,970	213,901

Total distributions paid	$263,384	$2,018,731

*	The Fund commenced operations on April 10, 2017.

As of December 31, 2018, the components of accumulated earnings (deficit) were as follows:

	Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
Undistributed ordinary income	$4,870,359	$167,459	$—
Undistributed long-term capital gains	—	—	—

Accumulated earnings	4,870,359	167,459	—
Accumulated capital and other losses	(479,728,601)	(5,099,213)	(1,270,704)
Unrealized appreciation (depreciation) on currency and foreign currency translations	—	—	(51)
Unrealized appreciation (depreciation) on swap and swaptions contracts	—	—	19,396
Unrealized appreciation (depreciation) on forward foreign currency contracts	—	—	(58,783)
Unrealized appreciation (depreciation) on investments, securities sold short and futures contracts	(37,945,765)	(3,930,788)	1,100,192

Total accumulated earnings (deficit)	$(512,804,007)	$(8,862,542)	$(209,950)

As of December 31, 2018, the Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations:

	Not Subject to Expiration
	Short-Term	Long-Term
Active Income Fund	$316,195,125	$163,533,476
Event Driven Fund	5,099,213	—
Multi-Asset Growth Economies Fund	1,242,459	—

36

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ taxable year. As of December 31, 2018, the Funds had the following post-October capital losses and late-year ordinary losses:

	Post-October Capital Losses	Late-Year Ordinary Losses
Active Income Fund	$—	$—
Event Driven Fund	—	—
Multi-Asset Growth Economies Fund	—	28,245

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized gain (loss) on foreign currency contracts on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Event Driven Fund and Multi-Asset Growth Economies Fund held portfolio hedges as of December 31, 2018 as disclosed in the Schedule of Investments.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Recent Accounting Pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Funds adopted the Final Rule with the most notable impacts being that the Funds are no longer required to present the components of distributable earnings on the Statements of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13

37

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In March 2017, the FASB issued ASU No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods, however, early adoption is permitted. The amendments in this ASU should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. At this time, management is evaluating the implications of these changes on the financial statements.

Securities Transactions and Income

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2018, the Funds had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2018, the Funds had no such outstanding senior loan participation commitments.

B.  INVESTMENTS IN DERIVATIVES

Each Fund uses derivative instruments such as swaps, futures, options, swaptions and forward foreign currency contracts in connection with their respective investment strategies. For the year ended December 31, 2018, the Active Income Fund primarily utilized: 1) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 2) total return swaps to gain exposure to certain sectors and manage volatility; 3) futures to hedge its interest rate and/or commodity risk and manage volatility; 4) options to hedge downside risk and manage volatility; and 5) forward foreign currency contracts to manage currency risk in portfolio holdings. For the year ended December 31, 2018, the Event Driven Fund primarily utilized: 1) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 2) forward foreign currency contracts to manage currency risk in portfolio holdings. For the year ended December 31, 2018, the Multi-Asset Growth Economies Fund primarily utilized: 1) interest rate swaps to hedge against interest rate fluctuation and enable the parties involved to exchange fixed and floating cash flows; 2) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 3) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 4) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swaps that are centrally cleared are exposed to

38

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

the creditworthiness of the clearing organizations (and, consequentially, that of their members — generally, banks and broker-dealers) involved in the transaction. Centrally cleared swaps are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the clearing organization a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in net realized gain (loss) on swap contracts. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The Funds held no credit default swaps at December 31, 2018.

Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of

39

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

liquidity with respect to the contracts. For centrally cleared swap contracts, counterparty risk is limited due to the role of the clearinghouse. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2018, the Multi-Asset Growth Economies Fund had outstanding swap contracts as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities. The Active Income Fund and Event Driven Fund had no outstanding swap contracts at December 31, 2018.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contract against default. As of December 31, 2018, the Active Income Fund had outstanding futures contracts as listed in the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities. The Event Driven Fund and Multi-Asset Growth Economies Fund had no outstanding futures contracts at December 31, 2018.

Options Contracts

The Funds may use options contracts to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund

40

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2018, the Event Driven Fund and Multi-Asset Economies Fund had outstanding options as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities. The Active Income Fund had no outstanding options at December 31, 2018.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Funds had no outstanding swaptions at December 31, 2018.

Forward Foreign Currency Contracts

The Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the Statements of Operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of December 31, 2018, the Event Driven Fund and Multi-Asset Economies Fund had forward foreign currency contracts as listed in the Schedule of Investments. The Active Income Fund had no outstanding forward foreign currency contracts at December 31, 2018.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.

On December 31, 2018, Multi-Asset Growth Economies Fund had unrealized depreciation of $10,431 as a result of its investments in these financial instruments. The aggregate market values of these certificates for Multi-Asset Growth Economies Fund represented 0.68% of its total market value of investments at December 31, 2018.

41

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Active Income Fund’s derivative contracts by primary risk exposure as of December 31, 2018:

	Liability derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Interest rate contracts	N/A*	$1,852,216
Total		$1,852,216

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statements of Assets and Liabilities.

The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2018:

	Asset derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Currency contracts	Unrealized appreciation on forward foreign currency contracts	$232
Equity contracts	Purchased options, at fair value	160
Total		$392

The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Multi-Asset Growth Economies Fund’s derivative contracts by primary risk exposure as of December 31, 2018:

	Asset derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Interest contracts	N/A*	$239,909
Currency contracts	Unrealized appreciation on forward foreign currency contracts	367,892
Equity contracts	Investments, at fair value	195,285
Currency contracts	Purchased options, at fair value	14,569
Total		$817,655

	Liability derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Interest contracts	N/A*	$220,513
Currency contracts	Unrealized depreciation on forward foreign currency contracts	426,675
Total		$647,188

*

Includes cumulative appreciation (depreciation) of centrally cleared swaps as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statements of Assets and Liabilities.

42

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Active Income Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2018:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Currency contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$—	$(3,174,326)	$—	$(3,174,326)
Written options contracts	—	—	464,352	—	464,352
Purchased swaptions contracts	—	—	—	2,724,715	2,724,715
Forward foreign currency contracts	—	594,945	—	—	594,945
Futures contracts	—	—	—	10,228,589	10,228,589
Swap contracts	2,719,533	—	2,494,047	1,447,103	6,660,683

Total	$2,719,533	$594,945	$(215,927)	$14,400,407	$17,498,958

The following table sets forth the Event Driven Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2018:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Currency contracts	Equity contracts	Total
Purchased options contracts	$—	$87,286	$87,286
Written options contracts	—	(252,292)	(252,292)
Forward foreign currency contracts	(283,063)	—	(283,063)

Total	$(283,063)	$(165,006)	$(448,069)

The following table sets forth the Multi-Asset Growth Economies Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2018:

Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Credit contracts	Currency contracts	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$—	$28,121	$342,862	$—	$370,983
Written options contracts	—	—	(145,585)	—	(145,585)
Forward foreign currency contracts	—	(431,208)	—	—	(431,208)
Equity certificates*	—	—	50,639	—	50,639
Swap contracts	(15,498)	—	—	563,866	548,368

Total	$(15,498)	$(403,087)	$247,916	$563,866	$393,197

*	Included in change in net realized gain (loss) on investments in the Statements of Operations.

43

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Active Income Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2018:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Currency contracts	Interest rate contracts	Total
Purchased options contracts	$—	$151,991	$—	$—	$151,991
Purchased swaptions contracts	—	—	—	202,126	202,126
Written options contracts	—	2,419,963	—	—	2,419,963
Futures contracts	—	—	—	(2,790,446)	(2,790,446)
Swap contracts	(4,661,960)	(1,080,096)	—	(62,000)	(5,804,056)
Forward foreign currency contracts	—	—	245,022	—	245,022

Total	$(4,661,960)	$1,491,858	$245,022	$(2,650,320)	$(5,575,400)

The gross notional amount and/or the number of contracts for the Active Income Fund as of December 31, 2018 are included on the Schedule of Investments. The quarterly average values of derivative investments for the year ended December 31, 2018 is set forth in the table below:

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Purchased options contracts	number of contracts	8,666
Written options contracts	number of contracts	(9,606)
Futures contracts — Short	number of contracts	(2,030)
Swap contracts	gross notional amount	153,280,240
Purchased swaptions contracts	gross notional amount	$84,400,000
Forward foreign currency contracts — Long	fair value	$3,873,091
Forward foreign currency contracts — Short	fair value	$(12,199,590)

The following table sets forth the Event Driven Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2018:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Equity contracts	Currency contracts	Total
Purchased options contracts	$(158,041)	$—	$(158,041)
Written options contracts	683,374	—	683,374
Forward foreign currency contracts	—	204,145	204,145

Total	$525,333	$204,145	$729,478

The gross notional amount and/or the number of contracts for the Event Driven Fund as of December 31, 2018 are included on the Schedule of Investments. The quarterly average values of derivative investments for the year ended December 31, 2018 is set forth in the table below:

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Purchased options contracts	number of contracts	290
Written options contracts	number of contracts	(546)
Forward foreign currency contracts — Long	fair value	$254,215
Forward foreign currency contracts — Short	fair value	$(2,400,201)

44

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth Multi-Asset Growth Economies Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2018:

Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Credit contracts	Equity contracts	Currency contracts	Interest rate contracts	Total
Purchased options contracts	$—	$—	$(30,580)	$—	$(30,580)
Equity certificates*	—	(95,120)	—	—	(95,120)
Forward foreign currency contracts	—	—	(78,136)	—	(78,136)
Swap contracts	9,721	—	—	(214,343)	(204,622)

Total	$9,721	$(95,120)	$(108,716)	$(214,343)	$(408,458)

*	Included in change in net unrealized appreciation (depreciation) on investments in the Statements of Operations.

The gross notional amount and/or the number of contracts for the Multi-Asset Growth Economies Fund as of December 31, 2018 are included on the Schedule of Investments. The quarterly average values of derivative investments for the year ended December 31, 2018 is set forth in the table below:

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount / Number
Purchased options contracts	number of contracts	1,684,160
Written options contracts	number of contracts	(200)
Swap contracts	gross notional amount	18,200,654,172
Forward foreign currency contracts — Long	fair value	$3,980,363
Forward foreign currency contracts — Short	fair value	$(4,199,112)

Disclosures about Offsetting Assets and Liabilities

The Funds are party to various agreements, including International Swaps and Derivatives Association Agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As MNAs are specific to the unique operations of different asset types, they allow each Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investment securities at fair value or Collateral held at custodian for the benefit of brokers.

The Funds’ derivative contracts held at December 31, 2018, are not accounted for as hedging instruments under U.S. GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of futures contracts and exchange-traded purchased options is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these instruments are excluded from the below disclosure.

45

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table presents the Event Driven Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2018:

Description	Gross Amounts Recognized in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[1]
Unrealized appreciation on forward foreign currency contracts	$232	$—	$—	$232

[1]	Net amount represents the net amount payable to the counterparty in the event of default.

The following table presents the Multi-Asset Growth Economies Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Multi-Asset Growth Economies Fund as of December 31, 2018:

Description	Gross Amounts Recognized in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on forward foreign currency contracts	$367,892	$(26,793)	$—	$341,099

The following table presents the Multi-Asset Growth Economies Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Multi-Asset Growth Economies Fund as of December 31, 2018:

Description	Gross Amounts Recognized in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on forward foreign currency contracts	$426,675	$(26,793)	$—	$399,882

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount represents the net amount payable to the counterparty in the event of default.

C.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, is the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer. As of December 31, 2018, Richard H. Driehaus controls the Driehaus Multi-Asset Growth Economies Fund due to his power to vote a majority of the shares of the Fund.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, the Funds pay the Adviser an annual management fee on a monthly basis of 0.55%, 1.00% and 1.00% of average daily net assets, respectively, for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund.

DCM entered into a written agreement to cap the Multi-Asset Growth Economies Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.75% of average daily net assets until at least April 9, 2020. For this same time period, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Multi-Asset Growth Economies Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense

46

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

cap. For the year ended December 31, 2018, DCM waived fees for Multi-Asset Growth Economies Fund totaling $119,889 under this agreement. The amount of potential recovery expiring April 9, 2020 was $178,230.

The Active Income Fund incurred $7,622,889 for investment advisory fees during the year ended December 31, 2018, of which $437,758 was payable to DCM at December 31, 2018. The Event Driven Fund incurred $1,008,106 for investment advisory fees during the year ended December 31, 2018, of which $43,894 was payable to DCM at December 31, 2018. The Multi-Asset Growth Economies Fund incurred $406,890 for investment advisory fees during the year ended December 31, 2018, of which $5,244 was payable to DCM at December 31, 2018.

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2018, these arrangements reduced the expenses of Driehaus Active Income Fund, Driehaus Event Driven Fund and Multi-Asset Growth Economies Fund by $15,919 (0.1%), $20,818 (1.1%) and $1,550 (0.2%), respectively.

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to minimize trading costs, where permissible. For the year ended December 31, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Active Income Fund	$37,883,505	$29,540,481	$(2,170,343)
Event Driven Fund	2,918,875	4,446,194	(72,002)
Multi-Asset Growth Economies Fund	—	—	—

DS LLC is the Funds’ distributor. DS LLC does not earn any compensation from the Funds for these services. DS LLC has entered into a Fee Reimbursement Agreement (“Agreement”) with the Active Income Fund and Event Driven Fund. Under these Agreements, the Funds reimburse DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Funds. Currently, the amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. The amounts incurred and payable to DS LLC during the year ended December 31, 2018 are as follows:

Fund	Shareholder services plan fees	Accrued shareholder services plan fees
Active Income Fund	$2,072,178	$153,192
Event Driven Fund	166,073	4,826

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the year ended December 31, 2018. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.

UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Financial Corporation, serves as the Funds’ administrative and accounting agent. As compensation for these services, UMBFS earns the larger of a monthly minimum fee or a monthly fee based upon each Fund’s average daily net assets. UMBFS also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, UMBFS earns a monthly fee based in part on shareholder processing activity during the month.

47

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

D.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding swaps, options, futures, forwards, short-term securities and U.S. government obligations) for the Active Income Fund, Event Driven Fund and Multi-Asset Growth Economies Fund for the year ended December 31, 2018 were as follows:

Active Income Fund		Event Driven Fund		Multi-Asset Growth Economies Fund
Purchases	$869,954,269	Purchases	$92,506,043	Purchases	$60,012,029
Sales	$1,549,629,874	Sales	$190,123,365	Sales	$62,442,209

The Funds had no purchases and sales of U.S. government obligations for the year ended December 31, 2018.

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be resold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2018, the Funds held restricted securities as denoted on the Schedule of Investments.

F.  LINE OF CREDIT

The Funds, together with the other funds in the Trust, obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder redemptions subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%, or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst all funds that have access to the line. At December 31, 2018, the Funds had no outstanding borrowings under the line of credit.

G.  REDEMPTION FEES

The Multi-Asset Growth Economies Fund may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets.

H.  SUBSEQUENT EVENTS

Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

48

Report of Independent Registered Public Accounting Firm

To the Shareholders of Driehaus Active Income Fund, Driehaus Event Driven Fund, and Driehaus Multi-Asset Growth Economies Fund and the Board of Trustees of the Driehaus Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Driehaus Active Income Fund, Driehaus Event Driven Fund, and Driehaus Multi-Asset Growth Economies Fund, (collectively referred to as the “Funds”), (three of the funds constituting the Driehaus Mutual Funds (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting the Driehaus Mutual Funds) at December 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds constituting the Driehaus Mutual Funds	Statement of operations	Statement of changes in net assets	Financial highlights

Driehaus Active Income Fund Driehaus Event Driven Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018

Driehaus Multi-Asset Growth Economies Fund	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from April 10, 2017 (commencement of operations) through December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

49

Report of Independent Registered Public Accounting Firm — (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians, agent banks, others and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Driehaus investment companies since 2002.

Chicago, Illinois

February 22, 2019

50

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust as of December 31, 2018:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustee:*

Stephen J. Kneeley 25 East Erie Street Chicago, IL 60611 YOB: 1963	Trustee and President	Since 2018 Since 2017	9	President and Chief Executive Officer of the Adviser since January 2018; Interim President and Interim Chief Executive Officer of Adviser March 2017 to December 2017; Chief Executive Officer, Context Asset Management, L.P. from 2014 to 2016.	Chairman of Board of Trustees, Context Capital Funds from 2014 to 2017; and Trustee, Copeland Trust from 2010 to 2017.

Independent Trustees:

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairman	Since 1996 Since 2014	9	Retired; President of Ludan, Inc. (real estate development services specializing in senior housing) from April 2008 to December 2014.	None.

Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	9	Retired; President and Chief Executive Officer, National Endowment for Financial Education, 2005 to July 2018.	None.

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	9	Relationship Manager, Great Lakes Advisors, Inc. since February 2008.	None.

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	9	Private Investor.	Independent Trustee, Brighthouse Funds Trust I since December 2000 and Brighthouse Funds Trust II since May 2009.

Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	9	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co. 1987 to 2014.	Independent Trustee, Brighthouse Funds Trust I and Brighthouse Funds Trust II, each since April 2018.

*	Mr. Kneeley became a Trustee on March 6, 2018. Mr. Kneeley is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser.

51

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Robert M. Kurinsky* 25 East Erie Street Chicago, IL 60611 YOB: 1972	Vice President and Treasurer	Since January 2019	Chief Financial Officer and Treasurer of the Adviser and Distributor since January 2019; Treasurer, Secretary and Chief Legal Officer of the Keeley Funds, Inc. through December 2018; President and Chief Operating Officer of Keeley-Teton Advisors, LLC from March 2017 to December 2018; Treasurer and Secretary of Joley Corp. and Keeley Holdings, Inc. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp. through February 2017.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	General Counsel and Secretary of the Adviser and Distributor since 2012.

Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer, Assistant Vice President and Anti-Money Laundering Compliance Officer	Since 2012 Since 2018	Anti-Money Laundering Compliance Officer of the Distributor since 2018; Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Secretary	Since 2015	Vice President and Manager, The Bank of New York Mellon since 2010.

Christine V. Mason 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1956	Assistant Secretary	Since 2015	Vice President and Manager, The Bank of New York Mellon since March 2018; and Senior Specialist, The Bank of New York Mellon from 2013 to March 2018.

Christina E.H. Jacobs** 25 East Erie Street Chicago, IL 60611 YOB: 1985	Assistant Secretary	Since January 2019	Senior Attorney of the Adviser since January 2019; Senior Attorney, Aegon USA Investment Management, LLC from December 2014 to January 2019; Head of Corporate Strategy and Support, Aegon USA Investment Management, LLC from April 2015 to January 2017; Attorney, Transamerica Life Insurance Company from May 2013 to December 2014.

*	Mr. Kurinsky became the Vice President and Treasurer on January 7, 2019, succeeding Michelle L. Cahoon.

**	Ms. Jacobs became the Assistant Secretary on January 7, 2019.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-877-779-0079.

52

Fund Expense Examples (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2018.

Actual Expenses

The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Active Income Fund

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Six Months Ended December 31, 2018*
Actual	$1,000.00	$977.60	$5.53
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.62	$5.65

Driehaus Event Driven Fund

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Six Months Ended December 31, 2018*
Actual	$1,000.00	$934.60	$8.58
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,016.32	$8.94

53

Fund Expense Examples (unaudited) — (Continued)

Driehaus Multi-Asset Growth Economies Fund

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Six Months Ended December 31, 2018*
Actual	$1,000.00	$923.80	$8.49
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,016.37	$8.89

*

Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus Active Income Fund	1.11%
Driehaus Event Driven Fund	1.76%
Driehaus Multi-Asset Growth Economies Fund .	1.75%

54

Shareholder Information (unaudited)

TAX INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2018

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds designate the following amounts as a long-term capital gain distribution:

Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
$—	$—	$29,970

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
24.64%	100.00%	100.00%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Active Income Fund	Event Driven Fund	Multi-Asset Growth Economies Fund
6.26%	22.95%	1.82%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-877-779-0079. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2018 is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

55

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Active Income Fund (“LCMAX”), Driehaus Event Driven Fund (“DEVDX”), and Driehaus Multi-Asset Growth Economies Fund (“DMAGX”) (LCMAX, DEVDX and DMAGX are each a “Fund” and collectively, the “Funds”) on September 13, 2018 for an additional one-year term ending September 30, 2019. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on September 6, 2018 to review the materials provided in response to their request and identified areas for further response by Fund management. Following receipt of further information from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund for an extended period or since inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and certain administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board received and considered performance information provided for each Fund, comparing it to the performance of a peer universe of funds (the “Performance Universe”) compiled by Broadridge using data from Lipper Analytical Services, Inc., an independent provider of mutual fund data (“Lipper”) and to each Fund’s primary benchmark index, as identified in reports to shareholders. The Board noted the Adviser’s statement that the benchmarks for Driehaus Active Income Fund and Driehaus Event Driven Fund are more representative for long-only funds.

The Board considered that, as of June 30, 2018, although Driehaus Active Income Fund’s performance was in the third quintile of its Performance Universe for the 1-year period and the fourth quintile of its Performance Universe for the 3- and 5-year periods (the first quintile being the best performers and the fifth quintile being the worst performers), the Fund outperformed its primary benchmark index, the FTSE 3-Month T-Bill Index, for the 3- and 5-year periods. The Board also noted that Driehaus Active Income Fund outperformed its other benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Index”) for the year-to-date and 1-year periods and had met its volatility objective of being less volatile than the Barclays Index for the 1-year period.

The Board considered that, as of June 30, 2018, Driehaus Event Driven Fund’s performance was in the second quintile of its Performance Universe for the 1-year and since-inception periods (the Fund’s inception date was August 26, 2013) and in the third quintile of its Performance Universe for the 3-year period. The Board noted that Driehaus Event Driven Fund underperformed its primary benchmark index, the S&P 500 Index, for the 1- and 3-year and since-inception periods. The Board noted that for the 3-year period, Driehaus Event Driven Fund had met its volatility objective of being less volatile than the S&P 500 Index, but slightly missed its target of having a standard deviation of two-thirds or less than that of the S&P 500 Index.

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The Board considered that, as of June 30, 2018, Driehaus Multi-Asset Growth Economies Fund’s performance was in the second quintile of its Performance Universe for the 1-year period and in the first quintile of its Performance Universe for the since-inception period (the Fund’s inception date was April 10, 2017). The Board noted that Driehaus Multi-Asset Growth Economies Fund outperformed its primary benchmark index, the equally weighted MSCI Emerging Markets and JPMorgan Global Bond Index Emerging Markets Global Diversified blended index, for the 1-year and since-inception periods.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser supported renewal of the Agreement for each Fund.

Fees.    The Board considered each Fund’s contractual management fee rate, operating expenses and total expense ratio as of December 31, 2017 as compared to peer expense group information based on data compiled from Lipper as of the most recent fiscal year end of each fund in the peer group (with fifth quintile being the highest fee). The Board noted that Driehaus Active Income Fund’s contractual management fee rate was in the first quintile of its peer group, Driehaus Event Driven Fund’s contractual management fee rate was in the second quintile of its peer group and Driehaus Multi-Asset Growth Economies Fund’s contractual management fee rate was in the fifth quintile of its peer group. In addition, the Board considered the expense reimbursement arrangement with the Adviser for Driehaus Multi-Asset Growth Economies Fund.

The Board also considered that for the fiscal year ended December 31, 2017, Driehaus Active Income Fund’s total expense ratio was in the first quintile of its peer group and Driehaus Event Driven Fund’s and Driehaus Multi-Asset Growth Economies Fund’s total expense ratios were in the fifth quintile of their respective peer groups. The Board noted the narrow margin among the total expense ratios of Driehaus Event Driven Fund’s peer group, which resulted in the Fund’s total expense ratio of 1.447% being in the fifth quintile despite the peer group’s median total expense ratio of 1.419%. As to the Driehaus Multi-Asset Growth Economies Fund, the Board noted that the Fund’s total expense ranking was in part driven by the non-management expenses (including transfer agent, custodian and other non-management fee expenses), which reflected the small size of the Fund. The Board also considered Driehaus Active Income Fund’s and Driehaus Event Driven Fund’s advisory fee rate as compared to the fee charged by the Adviser for a similar sub-advised unaffiliated mutual fund. The Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for sub-advising the other mutual funds. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds and the relatively small amount of assets under management for Driehaus Event Driven Fund and Driehaus Multi-Asset Growth Economies Fund. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $78,000 in directed brokerage credits during calendar year 2017, which were used to reduce expenses of the Funds.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board also noted that the Funds do not have a Rule 12b-1 fee and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation, that DS LLC provides compensation to intermediaries for shareholder services and for distribution of the Funds’ shares, and that DS LLC is reimbursed by Driehaus Active Income Fund and Driehaus Event Driven Fund under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the profitability calculated for the Trust as well as for the Funds individually (noting that Driehaus Event Driven Fund and Driehaus Multi-Asset Growth Economies Fund operated at a loss), profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale.    In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the current size of the Funds, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

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Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board noted that payments to DS LLC under the Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

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Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Principal Executive and Financial Officers was filed as Exhibit 12(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, Accession Number 0001193125-12-093739, on March 2, 2012, and is incorporated herein by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Dawn M. Vroegop as an audit committee financial expert. Ms. Vroegop is “independent,” as defined by this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2018 and 2017, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $418,800 and $383,500, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2018 and 2017, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2018 and 2017, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting, except for the following services for which E&Y billed DCM a total of $17,500 in 2017: i) the issuance of three consents to be included in the registration statements for two series of the registrant, and ii) the audits of the full schedule of investments for two predecessor partnerships to new series of the registrant.

(c)	Tax Fees

For the fiscal years ended December 31, 2018 and 2017, E&Y billed the registrant $94,505 and $97,045 respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2018 and 2017, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2018 and 2017, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2018 and 2017, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2018 and 2017, E&Y billed the registrant $94,505 and $97,045, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2018 and 2017, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, was filed as Exhibit 12(a)(1) to the registrant’s Form N-CSR, on March 2, 2012 (Accession No. 0001193125-12-093738), and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/Stephen J. Kneeley
Stephen J. Kneeley, President (principal executive officer)

Date	March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Stephen J. Kneeley
Stephen J. Kneeley, President (principal executive officer)

Date	March 4, 2019

By (Signature and Title)*	/s/Robert M. Kurinsky
Robert M. Kurinsky, Vice President and Treasurer (principal financial officer)

Date	March 4, 2019

*	Print the name and title of each signing officer under his or her signature.